UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ConocoPhillips

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FOR	Item 2: Proposal to Ratify the Appointment of Ernst & Young LLP	59

FOR	Item 3: Advisory Approval of Executive Compensation	61

Delinquent Section 16(a) Reports	117
Securities Ownership of Officers and Directors	118
Equity Compensation Plan Information	119

FOR	Item 4: Adoption of Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions	120

Stockholder Proposal	122

AGAINST	Item 5: Stockholder Proposal — Remove Emissions Reduction Targets	123

Submission of Future Stockholder Proposals and Nominations	126
Rule 14a-8 Stockholder Proposals	126
Proxy Access Nominations	126
Other Proposals/Nominations Under the Advance Notice By-Law	126
How to Reach Our Corporate Secretary	126
Available Information and Q&A About the Annual Meeting and Voting	127

Cautionary Note Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our Climate Risk Strategy and related goals, commitments, and strategies as well as other ESG -related information. We use words such as “ambition,” “anticipates,” “believes,” “expects,” “future,” “goal,” “target,” “plan,” “must,” “will,” “should,” “aim,” “strive,” “intends,” and similar expressions to identify forward-looking statements. These statements involve risks and uncertainties. Actual results could differ materially from any future results expressed or implied by the forward-looking statements for a variety of reasons, including due to the risks and uncertainties that are discussed in our most recently filed periodic reports on Form 10-K and subsequent filings on Form 10-Qs, and Form 8-Ks. We assume no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Incorporation by Reference

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any other filing of ConocoPhillips under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of this Proxy Statement titled “Audit and Finance Committee Report” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (SEC)) and “Human Resources and Compensation Committee Report” shall not be deemed to be so incorporated, unless specifically stated otherwise in such filing. This Proxy Statement includes website addresses and references to additional materials found on those websites, which are provided for convenience only. These websites and materials are not incorporated into this Proxy Statement by reference.

A Message from Our Chairman and
Chief Executive Officer and Lead Director

March 31, 2025

Dear Fellow Stockholders,

On behalf of the Board of Directors (the “Board”) and the Executive Leadership Team, we are pleased to invite you to participate in the 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The meeting will take place virtually on Tuesday, May 13, 2025, at 9:00 a.m. Central Daylight Time. There will be no in-person meeting. The attached Notice of the 2025 Annual Meeting of Stockholders and Proxy Statement provides information about the business we plan to conduct.

Milestone Acquisition Enhances Our Value Proposition

Over the years, we have strategically used mergers and acquisitions to bolster our world class portfolio and expand our scale and quality acreage. At the end of last year, we completed the acquisition of Marathon Oil Corporation (“Marathon Oil”), adding high-quality, low cost of supply inventory adjacent to our leading U.S. unconventional position. We have a strong history of seamlessly integrating assets and already have line of sight to deliver over $1 billion in run-rate synergies by the end of this year.

As we enter 2025, our value proposition to deliver competitive returns to stockholders through price cycles continues to be guided by our foundational principles, which consist of maintaining balance sheet strength, providing peer-leading distributions, making disciplined investments, and demonstrating responsible and reliable ESG performance.

Delivering on Each Pillar of The Triple Mandate

ConocoPhillips continues to be guided by our Triple Mandate, which sets out three objectives to align our actions with the underlying realities of our business and demonstrates our commitment to create long-term value for our stockholders.

First, meeting the global demand for energy.

In 2024, we delivered operationally across our diverse global portfolio with full-year production of 1,987 thousand barrels of oil equivalent per day. We continued to optimize our portfolio with transactions that fit within our framework, including acquiring Marathon Oil and opportunistically exercising our preferential rights to acquire additional working interests in Kuparuk River and Prudhoe Bay Units. In addition, we reached first production at Nuna in Alaska, Bohai Phase 5 in China and Eldfisk North in Norway. We also progressed our global LNG strategy through a regasification agreement in Europe and a long-term LNG sales agreement in Asia, and continued to progress multiple long-cycle projects, including North Field East and North Field South in Qatar and Port Arthur LNG along the U.S. Gulf Coast. These long-cycle projects, along with Willow in Alaska, position us for delivering energy in the years ahead.

Second, delivering competitive returns on and of capital for our stockholders.

We delivered full year 2024 earnings of $9.2 billion, or $7.81 per share, and our net cash provided by operating activities totaled $20.1 billion. We remained committed to staying competitive on our shareholder distributions and returned $9.1 billion to stockholders, including $5.5 billion in share repurchases and $3.6 billion through our ordinary dividend and variable return of cash, exceeding our annual through the cycle commitment of returning greater than 30% of cash from operations to our stockholders. In December 2024, we increased our ordinary dividend by 34%, effectively incorporating the amount of the prior quarter’s VROC into the ordinary dividend. We continue to maintain discipline across our portfolio using our competitive cost of supply framework to maximize our returns on capital and benefit the long-term health of the company.

S	SAFETY No task is so important that we can’t take the time to do it safely. A safe company is a successful company.

P	PEOPLE We respect one another. We recognize that our success depends upon the capabilities and inclusion of our employees. We value different voices and opinions.

I	INTEGRITY We are ethical and trustworthy in our relationships with internal and external stakeholders. We keep our promises.

R	RESPONSIBILITY We are accountable for our actions. We care about our neighbors. Sustainability is core to our company and creates shared value for our stakeholders.

I	INNOVATION We anticipate change and respond with creative solutions. We are responsive to the changing needs of the industry. We embrace learning. We are not afraid to try new things.

T	TEAMWORK We have a “can do” attitude that inspires top performance from everyone. We encourage collaboration. We celebrate success. We win together.

4     ConocoPhillips

A Message from Our Chairman and Chief Executive Officer and Lead Director

Third, working to meet our previously established emissions-reduction targets.

We continue to receive positive feedback from stockholders on our approach to managing climate-related risks, including our emission reduction targets. In 2024, we executed our approved emissions abatement projects and achieved our annual GHG emissions intensity target, which is aligned with our 2030 target. We are in our third year of membership in the Oil & Gas Methane Partnership 2.0 (OGMP 2.0) initiative, which seeks to improve industry transparency in methane emissions reporting and encourage progress in reducing those emissions. We were awarded the OGMP 2.0’s Gold Standard Reporting in 2024 in recognition of our measurement-based reporting that goes beyond current regulatory requirements.

Positioned for the Future

Looking to the future, we are focused on operational excellence and strong returns. Safety remains our priority, and we are continuously looking for ways to operate more safely, efficiently, and responsibly. We believe our competitive cost of supply, differential strategy, and world-class portfolio distinguishes us from our peers. We see opportunities to apply our proven expertise to our newly acquired assets and are better positioned than ever to maintain our key market role.

Your input is valued, and your vote is very important.

We strongly believe that regular engagement with all stakeholders — stockholders, employees, customers, suppliers, advocacy groups, governments, and communities — is critical to our long-term success. The Annual Meeting is an opportunity for stockholders to express their views on ConocoPhillips’ business.

Whether or not you plan to participate in the Annual Meeting, and no matter how many shares you own, we encourage you to vote in advance. Your vote is important to us and to our business. Prior to the meeting, you may sign and return your proxy card, use telephone or Internet voting, or visit the Annual Meeting website at www.conocophillips.com/annualmeeting to register your vote. Voting instructions begin on page 129.

Thank you for your continued support.

Ryan M. Lance	Robert A. Niblock
Chairman and Chief Executive Officer	Lead Director

2025 Proxy Statement     5

Notice of 2025 Annual Meeting of Stockholders

PROPOSALS REQUIRING YOUR VOTE

Purpose		Board Recommendation	Page
1	Election of 12 Directors	FOR each nominee	14
2	Ratification of Independent Registered Public Accounting Firm	FOR	59
3	Advisory Approval of the Compensation of Our Named Executive Officers	FOR	61
4	Adoption of Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions	FOR	120
5	Stockholder Proposal – Remove Emissions Reduction Targets	AGAINST	123

Only stockholders of record at the close of business on March 21, 2025 will be entitled to receive notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder at our offices in Houston, Texas during ordinary business hours for a period of 10 days prior to the meeting.

Visit our Annual Meeting website at www.conocophillips.com/annualmeeting to learn more about our Annual Meeting, review and download this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”), submit questions in advance of the Annual Meeting, and sign up for electronic delivery of materials for future annual meetings.

March 31, 2025
By Order of the Board of Directors

Kelly B. Rose

Corporate Secretary

DATE & TIME Tuesday, May 13, 2025 9:00 a.m. (CDT)

LOCATION Online at www.virtualshareholdermeeting.com/COP2025

RECORD DATE March 21, 2025

PARTICIPATE IN THE FUTURE OF CONOCOPHILLIPS—VOTE NOW

ONLINE Use your smartphone or computer. www.proxyvote.com

PHONE CALL Dial (800) 690-6903 toll-free 24/7.

MAIL Cast your ballot, sign your proxy card, and send by mail in the enclosed postage-paid envelope.

ANNUAL MEETING You may participate in the Annual Meeting and vote electronically.

Your vote is very important to us and to our business. Even if you plan to attend the Annual Meeting, please vote right away. For more information on voting, please see “Available Information and Q&A About the Annual Meeting and Voting” beginning on page 127.

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be held on May 13, 2025: This Proxy Statement and our 2024 Annual Report are available at www.conocophillips.com/annualmeeting.

6     ConocoPhillips

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. For more complete information regarding ConocoPhillips’ 2024 performance, please review our Annual Report.

About ConocoPhillips

Company Overview

ConocoPhillips is one of the world’s leading exploration and production companies based on both production and reserves, with a globally diversified asset portfolio. Headquartered in Houston, Texas, as of December 31, 2024, ConocoPhillips had operations and activities in 14 countries, $123 billion of total assets, and approximately 11,800 employees. Production averaged 1,987 thousand barrels of oil equivalent per day (“MBOED”) in 2024, and proved reserves were 7.8 billion barrels of oil equivalent (“BBOE”) as of December 31, 2024. We explore for, produce, transport, and market crude oil, bitumen, natural gas, NGLs and LNG on a worldwide basis. Our diverse, low cost of supply portfolio includes resource-rich unconventional plays in North America; conventional assets in North America, Europe, Africa and Asia; LNG developments; oil sands in Canada; and an inventory of global exploration prospects.

CONOCOPHILLIPS IS ONE OF THE WORLD’S LEADING E&P COMPANIES BASED ON BOTH PRODUCTION AND RESERVES, WITH A GLOBALLY DIVERSIFIED ASSET PORTFOLIO.

2024 Global Operations and Activities	Employees	2024 Production	2024 Proved Reserves
14	~11,800	1,987	7.8
Countries as of Dec. 31, 2024	as of Dec. 31, 2024	MBOED	Billion BOE

2025 Proxy Statement     7

Proxy Summary

Strong Financial and Operational Performance in Line with Our Returns-Focused Value Proposition

Throughout 2024, ConocoPhillips delivered strong financial and operational performance consistent with our value proposition of superior returns to stockholders through price cycles while executing against our Triple Mandate. We completed another highly accretive acquisition while maintaining focus on running the business and ended 2024 better positioned for the future.

●	We delivered full year total company and Lower 48 production of 1,987 thousand barrels and 1,152 thousand barrels of oil equivalent per day, respectively. We enhanced our portfolio through the acquisition of Marathon Oil while achieving mid-single digit Lower 48 organic production growth and reaching first production at Nuna in Alaska, Bohai Phase 5 in China, and Eldfisk North in Norway.
●	We achieved a 14 percent return on capital employed(1) and we delivered competitive returns of capital by distributing $9.1 billion to stockholders, including $5.5 billion through share repurchases and $3.6 billion in cash through the ordinary dividend and variable return of cash (“VROC”).
●	We executed our approved emissions abatement projects and achieved our annual GHG emissions intensity target, which is aligned with our 2030 target. We are in our third year of membership in the Oil & Gas Methane Partnership 2.0 (OGMP 2.0) initiative, and we were awarded OGMP 2.0’s Gold Standard Reporting in 2024.

We continue to be guided by our SPIRIT Values and remain committed to our foundational principles, which consist of maintaining balance sheet strength, providing peer-leading distributions, making disciplined investments, and demonstrating responsible and reliable ESG performance. Supporting these core principles are our strategic cash flow allocation priorities: (1) invest enough capital to sustain production and pay the existing dividend; (2) grow the dividend annually; (3) maintain ‘A’ credit rating; (4) return greater than 30 percent of cash from operations to stockholders; and (5) make disciplined investments to enhance returns.

A summary of the many important accomplishments we achieved in 2024 is shown below:

2024 HIGHLIGHTS — DELIVERING ACROSS ALL ELEMENTS OF THE TRIPLE MANDATE

STRATEGY	FINANCIAL	OPERATIONS
●
Closed acquisition of Marathon Oil and on track to deliver $1B+ in run-rate synergies
●
Continued to focus on portfolio optimization, including announcing a $2B disposition target
●
Advanced global LNG strategy with agreements in Europe and Asia

●
Distributed $9.1B to stockholders; $5.5B in share repurchases and $3.6B in ordinary dividend and VROC
●
$9.2B earnings; $7.81 EPS; $9.2B adjusted earnings(1); $7.79 adjusted EPS(1)
●
14% ROCE(1); 14.9% cash adjusted ROCE(1)
●
Generated cash provided by operating activities of $20.1B; $20.3B CFO(2); $8.2B FCF(1); ending cash of $6.4B(3)

●
Delivered FY company and Lower 48 production of 1,987 MBOED and 1,152 MBOED, respectively
●
Achieved mid-single-digit Lower 48 organic production growth with similar rig and frac count as 2023
●
Reached first production at Nuna in Alaska, Bohai Phase 5 in China and Eldfisk North in Norway

(1)	Adjusted earnings, adjusted EPS, return on capital employed (ROCE), cash adjusted ROCE, and free cash flow (FCF) are non-GAAP measures. Further information related to these measures as well as reconciliations to the nearest GAAP measure are included in Appendix A.
(2)	Cash provided by operating activities was ~$20.1B. Excluding operating working capital change of ($0.2B), cash from operations (CFO) was $20.3B. CFO is a non-GAAP measure. Further information related to this measure is included in Appendix A.
(3)	Ending cash includes cash, cash equivalents, and restricted cash totaling $5.9B and short-term investments of $0.5B. Restricted cash was $0.3B. Balance excludes $1.1B in long-term investments.

We maintained our ongoing practice of engaging with stockholders throughout 2024 and received consistent feedback that our disciplined, returns-focused strategy is the right one for our business and that our stockholders appreciate our ongoing efforts to increase the transparency and robustness of our disclosures to address the things that they care about most.

8     ConocoPhillips

Proxy Summary

Stockholder Engagement

ConocoPhillips understands the importance of maintaining a robust stockholder engagement program. During 2024, ConocoPhillips continued this long-standing practice. Executives and management from our investor relations, sustainable development, human resources, government affairs, and legal groups routinely engaged with stockholders on a variety of topics, including our strategy and value proposition, corporate governance, executive compensation, human capital management, culture, climate change, and sustainability. When appropriate, directors also met with stockholders. We spoke with representatives from our top institutional investors, mutual funds, public pension funds, labor unions, and socially responsible funds to hear their views on these important topics. Overall, investors expressed strong support for ConocoPhillips. We believe our regular stockholder engagement was productive and provided an open exchange of ideas and perspectives for both ConocoPhillips and our stockholders. For more information, see “Stockholder Engagement and Board Responsiveness” beginning on page 43 and “2024 Say on Pay Vote Result, Stockholder Engagement, and Board Responsiveness” beginning on page 66.

2025 Proxy Statement     9

Proxy Summary

Director Nominees

The Board recommends a vote FOR each of the 12 nominees listed below. All of the nominees are currently serving as directors.

Dennis V. Arriola, 64 Former Chief Executive Officer, Avangrid, Inc.	Nelda J. Connors, 59 Founder and Chief Executive Officer, Pine Grove Holdings	Gay Huey Evans CBE, 70 Former Chairman, London Metal Exchange	Jeffrey A. Joerres, 65 Former Executive Chairman and Chief Executive Officer, ManpowerGroup Inc.

Director Since: 2022	Director Since: 2024	Director Since: 2013	Director Since: 2018
Committees:	Committees:	Committees:	Committees:

Ryan M. Lance, 62 Chairman and Chief Executive Officer, ConocoPhillips	Timothy A. Leach, 65 Advisor to the Chief Executive Officer, ConocoPhillips	William H. McRaven, 69 Retired U.S. Navy Four-Star Admiral (SEAL)	Sharmila Mulligan, 59 Former Chief Strategy Officer, Alteryx

Director Since: 2012	Director Since: 2021	Director Since: 2018	Director Since: 2017
Committees:	Committees: None	Committees:	Committees:

Arjun N. Murti, 56 Partner, Veriten LLC	Robert A. Niblock, 62 Lead Director Former Chairman, President and Chief Executive Officer, Lowe’s Companies, Inc.	David T. Seaton, 63 Former Chairman and Chief Executive Officer, Fluor Corporation	R.A. Walker, 68 Former Chairman and Chief Executive Officer, Anadarko Petroleum Corporation

Director Since: 2015	Director Since: 2010	Director Since: 2020	Director Since: 2020
Committees:	Committees:	Committees:	Committees:

Committees*

Executive Committee (“EC”)	Audit and Finance Committee (“AFC”)	Human Resources and Compensation Committee (“HRCC”)
Committee on Directors’ Affairs (“DAC”)	Public Policy and Sustainability Committee (“PPSC”)	Purple indicates Chair

*   Effective as of May 12, 2025

Ages as of April 1, 2025

10     ConocoPhillips

Proxy Summary

KEY

Board Skills and Experience

CEO or Senior Officer
CEO or senior officer experience demonstrates a practical understanding of organizations, processes, strategy, risk, and risk management.

Industry
Industry experience provides valuable perspective on issues specific to our business within the energy industry.

Regulatory/Government
Regulatory/government experience offers valuable insight into how the energy industry is heavily regulated and directly affected by governmental actions and decisions.

Public Company Board Service
Public company board service experience supports our goals of strong board and management accountability, transparency, and protection of stockholder interests.

Human Capital Management
Human capital management experience is essential for effective oversight on matters such as culture, succession planning, development, and retention.
Financial Reporting
Financial reporting, audit knowledge, and experience in capital markets, both debt and equity, are critical to ConocoPhillips’ success.

Global
Global business or international experience provides valued perspectives on how we grow our businesses outside the United States.

Technology
Technology expertise adds exceptional value to our Board as we increasingly utilize our global data assets to monitor and optimize our operations.

Environmental/Sustainability
Environmental/sustainability experience ensures that strategic business essentials and long-term value creation for stockholders are achieved with a responsible, sustainable business model.

2025 Proxy Statement     11

Proxy Summary

Governance Highlights

Our Board oversees the development and execution of our strategy. We have robust governance practices and procedures that support our strategy. To maintain and enhance independent oversight, our Board is focused on its composition and effectiveness and has implemented a number of measures for continuous improvement.

The measures outlined below align our corporate governance structure with our strategic objectives and enable the Board to effectively communicate and execute our culture of compliance and rigorous risk management.

COMPREHENSIVE, INTEGRATED GOVERNANCE PRACTICES

●	Our Board is committed to regular renewal and refreshment, and we continually assess whether our composition appropriately relates to ConocoPhillips’ current and evolving strategic needs. See “Board Composition and Refreshment” beginning on page 31.
●	In assessing Board composition, the Committee on Directors’ Affairs considers any planned retirements from the Board, as well as background and diversity (including gender, ethnicity, race, national origin, and geographic background).
●	As a result, we have an experienced and diverse group of nominees. See “How Are Nominees Selected?” beginning on page 14.

●	The Board balances its commitment to maintaining institutional knowledge with the need for fresh perspectives that board refreshment and director succession planning provide.
●	Our Board’s thorough onboarding and director education processes complement our recruitment process. See “Director Onboarding and Education” beginning on page 32.

●	Our independent Lead Director’s robust duties are set forth in our Corporate Governance Guidelines. See “Board Leadership Structure” beginning on page 34.
●	Our non-employee directors meet privately in executive session at each regularly scheduled Board meeting.
●	Our Board reviews CEO and senior management succession and development plans at least annually and assesses candidates during Board and committee meetings and in less formal settings.
●	Our Board and committees conduct intensive and thoughtful annual evaluations of the Board, its committees, and its directors, including self-evaluations and peer assessments. See “Board and Committee Evaluations” on page 33.
●	Our directors provide feedback on Board and committee effectiveness, including areas such as Board composition and the Board/management succession-planning process.
●	Our Board regularly assesses its leadership structure.
●	Our Board’s decision-making is informed by input from stockholders.

The governance best practices we have adopted support these general principles:

●
Annual election of all directors
●
Long-standing commitment to sustainability
●
Stock ownership guidelines for directors and executives
●
Independent Audit and Finance, Human Resources and Compensation, Public Policy and Sustainability, and Directors’ Affairs committees
●
Transparent public policy engagement
●
Prohibition on pledging and hedging for all employees
●
Proxy access
●
Active stockholder engagement
●
Majority independent Board
●
Executive sessions of non-employee directors held at each regularly scheduled Board meeting
●
Empowered independent Lead Director
●
Majority vote standard in uncontested elections
●
Clawback Policy

12     ConocoPhillips

Proxy Summary

Executive Compensation

Compensation Designed Around Our Strategy and Informed by Stockholder Feedback

Our executive compensation programs and metrics are aligned with our Triple Mandate and are directly tied to our strategic priorities (see page 69). The following chart summarizes the principal components of our 2024 executive compensation program (percentages are shown for each component of our CEO’s 2024 target compensation).

(1)	Beginning with the VCIP commencing in 2025, the Energy Transition Milestones metric is consolidated into the Strategic Milestones metric with a total weighting of 20% (see page 67).
(2)	The financial metric for PSP 22 and PSP 23 is Relative Adjusted ROCE only.

Each year the HRCC, advised by its independent compensation consultant and informed by feedback from stockholders, undertakes a rigorous review of our compensation programs. The HRCC believes a substantial portion of our executive compensation should be equity-based and focused on rewarding long-term performance and furthermore, that this approach most closely aligns the interests of our top executives with those of our stockholders (see page 64).

Compensation and Governance Practices

Through our robust process described under the heading “HRCC Annual Compensation Cycle” on page 75, the HRCC has adopted strong governance practices consistent with the market, some of which are summarized below.

WHAT WE DO

  Executive compensation aligned with stockholder interests and primarily performance based

  “Double trigger” vesting after a change in control for long-term incentive awards

  Significant stock ownership guidelines

  Payouts capped on executive incentive programs

  Executives’ incentive compensation subject to clawback policy

WHAT WE DON’T DO

  No excise tax gross-ups for change in control plan participants

  No current payment of dividend equivalents on unvested long-term incentives for executives

  No pledging, hedging, short sales, or derivative transactions and no repricing of stock options

  No employment agreements for our named executive officers (“NEOs”)

  Don’t reward executives for excessive, inappropriate or unnecessary risk-taking

2025 Proxy Statement     13

Item 1: Election of Directors and Director Biographies

What am I Voting On?

You are voting on a proposal to elect the 12 nominees named in this Proxy Statement to one-year terms as ConocoPhillips directors.

What is the makeup of the Board of Directors and how often are the members elected?

Our Board currently has 12 members. Directors are elected at the annual stockholder meeting each year. Any vacancy on the Board created between annual stockholder meetings (if, for example, a current director resigns or the size of the Board is increased) may be filled by a majority vote of the remaining directors then in office. Any director appointed to fill a vacancy would hold office until the next election.

Under our Corporate Governance Guidelines, directors generally may not stand for reelection after they reach the age of 72.

What if a nominee is unable or unwilling to serve?

All director nominees have consented to serve. However, should a director become unable or unwilling to serve before the date of the Annual Meeting and should the Board not elect to reduce the size of the Board, shares represented by proxies may be voted for a substitute nominated by the Board.

How are directors compensated?

Please see our discussion of director compensation beginning on page 50.

How are nominees selected?

The Committee on Directors’ Affairs regularly evaluates the size and composition of the Board and continually assesses whether the composition appropriately relates to ConocoPhillips’ strategic needs, which change as the business environment evolves. We seek director candidates who possess the highest personal and professional ethics, integrity, and values and who are committed to representing the long-term interest of all ConocoPhillips stakeholders. As directors exit from the Board, whether planned or unplanned, the Committee on Directors’ Affairs seeks to onboard new directors to backfill the needed skills and experience of the outgoing directors. When possible, for example in connection with a planned retirement, there will be sufficient overlap in service to allow for the transfer of institutional knowledge and sharing of experiences.

14     ConocoPhillips

Item 1: Election of Directors and Director Biographies

The chart below shows our process for identifying and integrating new directors.

HOW WE SELECT AND ONBOARD/INTEGRATE NEW BOARD MEMBERS

1	BOARD COMPOSITION ASSESSMENT	Board assesses its current composition and identifies skills or characteristics needed to enhance its effectiveness, considering things like:

		● the company’s strategy ● current director tenure	● established retirement age ● results of evaluations

2	CANDIDATE SOURCES	Candidates suggested by: ● non-employee directors ● stockholders	● outside search firms ● management

3	CANDIDATE ASSESSMENTS	Pool of candidates vetted based on: ● qualifications ● leadership experience ● integrity, ethics, and judgment ● diversity	● independence ● competing obligations and potential conflicts ● mix of skills already on the Board

4	COMMITTEE INTERVIEWS	Committee on Directors’ Affairs interviews promising candidates and recommends nominees to the full Board

5	NOMINATION PROCESS	Board nominates candidates for election at next annual meeting or elects new members to serve until stockholders vote at next annual meeting

6	DIRECTOR ORIENTATION	New directors undergo orientation and training

7	BOARD SELF-EVALUATION	Members of the Board provide self-evaluations and evaluations of the full Board and committees

Our Corporate Governance Guidelines contain director independence standards consistent with the standards prescribed in the NYSE Listed Company Manual and provide that, at all times, at least a substantial majority of the Board must meet those standards. The Committee on Directors’ Affairs also seeks to ensure that the Board reflects a range of talents, ages, skills, personal attributes, and expertise — particularly in the areas of leadership and management, financial reporting, issues specific to oil-and gas-related industries, both domestic and international markets, public policy and government regulation, technology, public company board service, human capital management, and environmental and sustainability matters — sufficient to provide sound and prudent guidance with respect to ConocoPhillips’ strategic needs. The Board seeks to maintain a diverse membership and also requires that its members be able to dedicate the time and resources necessary to ensure the diligent performance of their duties, including attending Board and applicable committee meetings. To that end, the Committee on Directors’ Affairs considers the number of other boards on which each candidate already serves. Non-employee directors may not serve on more than four other boards of publicly-traded companies in addition to the Board, and ConocoPhillips’ Chief Executive Officer may not serve on the board of more than one other publicly-traded company. Directors should seek approval from the Chair of the Board and the Chair of the Committee on Directors’ Affairs in advance of accepting an invitation to serve on another public company board.

2025 Proxy Statement     15

Item 1: Election of Directors and Director Biographies

The following are some of the key qualifications and skills the Committee on Directors’ Affairs considered in evaluating the director nominees. The chart on the next page shows how these qualifications and skills are distributed among our nominees. The individual biographies beginning on page 19 provide additional information about how each nominee’s specific experiences, qualifications, and skills align with and further the strategic direction of ConocoPhillips.

CEO OR SENIOR OFFICER	FINANCIAL REPORTING	INDUSTRY

We believe that directors with CEO or senior officer experience provide valuable insights. These individuals have a demonstrated record of leadership and a practical understanding of organizations, processes, strategy, risk and risk management, and the methods to drive change and growth. Through their service as top leaders at other companies, they also bring valuable perspectives on common issues affecting large and complex organizations.	We measure operating and strategic performance by reference to financial targets. In addition, accurate financial reporting and robust auditing are critical to ConocoPhillips’ success. Accordingly, we seek to have a number of directors who could qualify as audit committee financial experts (as defined by SEC rules), and we expect all of our directors to be financially knowledgeable. We also believe it is important to have knowledge and experience in capital markets, both debt and equity, given our position as a large publicly traded company.	We seek to have directors with significant experience in the energy industry. These directors have valuable perspective on issues specific to our business.

GLOBAL	REGULATORY/GOVERNMENT	TECHNOLOGY

As a global energy company, our future success depends, in part, on how we grow our businesses outside the United States. Directors with global business or international experience provide valued perspectives on our operations.	The perspectives of directors who have experience within the regulatory field are important. The energy industry is heavily regulated and directly affected by governmental actions and decisions, and we believe that directors with government experience offer valuable insight in this regard.	Experience or expertise in information technology helps us pursue and achieve our business objectives. Leadership and understanding of technology, cybersecurity risk, cloud computing, scalable data analytics, and big data technologies add exceptional value to our Board as we increasingly utilize our global data assets to monitor and optimize our operations.

PUBLIC COMPANY BOARD SERVICE	ENVIRONMENTAL/SUSTAINABILITY	HUMAN CAPITAL MANAGEMENT

ConocoPhillips aspires to the highest standards of corporate governance and ethical conduct. Service on the boards and board committees of other large, publicly traded companies provides an understanding of corporate governance practices and trends and insights into: (1) board management; (2) relations between the Board, the CEO, and senior management; (3) agenda setting; and (4) succession planning. We believe this experience supports our goals of strong board and management accountability, transparency, and protection of stockholder interests.	Our sustainable development approach is integrated into ConocoPhillips’ planning and decision-making. Directors who have experience with sustainability, including through leadership roles in our industry, strengthen the Board’s oversight and ensure that strategic business essentials and long-term value creation for stockholders are achieved with a responsible, sustainable business model which fosters a stable and healthy environment for tomorrow and proactively addresses stakeholder interests.	We could not execute our differential strategy without employees, which is why we value directors with experience in effectively engaging, developing, motivating, retaining, and rewarding employees and with experience in managing workplace culture.

16     ConocoPhillips

Item 1: Election of Directors and Director Biographies

NOMINEE SKILLS MATRIX

					Nominee Skills

Nominees and Primary Occupation	Other Current U.S. Public Company Directorships	Dir. Since	Age*	Ind.
Dennis V. Arriola Former Chief Executive Officer, Avangrid, Inc.	●Commercial Metals Company ●Meritage Homes Corporation	2022	64	●
Nelda J. Connors Founder and Chief Executive Officer, Pine Grove Holdings	●Carnival Corporation and Carnival plc ●Otis Worldwide Corporation ●Zebra Technologies Corporation	2024	59	●
Gay Huey Evans CBE Former Chairman, London Metal Exchange	●S&P Global Inc.	2013	70	●
Jeffrey A. Joerres Former Executive Chairman and Chief Executive Officer, ManpowerGroup Inc.	●Artisan Partners Asset Management Inc. ●The Western Union Company	2018	65	●
Ryan M. Lance Chairman and Chief Executive Officer, ConocoPhillips	●Freeport-McMoRan, Inc.	2012	62
Timothy A. Leach Advisor to the Chief Executive Officer, ConocoPhillips		2021	65
William H. McRaven Retired U.S. Navy Four-Star Admiral (SEAL)		2018	69	●
Sharmila Mulligan Former Chief Strategy Officer, Alteryx		2017	59	●
Arjun N. Murti Partner, Veriten LLC	●Liberty Energy Inc.	2015	56	●
Robert A. Niblock Lead Director Former Chairman, President, and Chief Executive Officer, Lowe’s Companies, Inc.	●Lamb Weston Holdings, Inc. ●PNC Financial Services Group, Inc.	2010	62	●
David T. Seaton Former Chairman and Chief Executive Officer, Fluor Corporation	●The Mosaic Company	2020	63	●
R.A. Walker Former Chairman and Chief Executive Officer, Anadarko Petroleum Corporation		2020	68	●
*	As of April 1, 2025

2025 Proxy Statement     17

Item 1: Election of Directors and Director Biographies

Generally, the Committee on Directors’ Affairs identifies candidates through business and organizational contacts of the directors and management, though third-party search firms occasionally assist as well. Stockholders are also welcomed to recommend director candidates for consideration. If you wish to recommend a candidate for nomination to the Board, please follow the procedures described under “Submission of Future Stockholder Proposals and Nominations” on page 126 for nominations made directly by a stockholder. Candidates recommended by stockholders are evaluated on the same basis as all other candidates.

At the 2024 Annual Meeting of Stockholders, 11 of the 12 current nominees for directors were elected. The Committee on Directors’ Affairs recommended and the Board concurred in electing Ms. Nelda J. Connors to the Board on September 3, 2024. Ms. Connors was identified as part of the Committee on Directors’ Affairs regular process for identifying potential director nominees. Ms. Connors was identified by a recommendation from a member of the Board.

What vote is required to approve this proposal?

Each nominee requires the affirmative vote of a majority of the votes cast at the Annual Meeting; the number of votes cast “for” a director must exceed the number of votes cast “against” that director. In a contested election (if the number of nominees exceeded the number of directors to be elected), directors would be elected by a plurality of the shares represented at the meeting and entitled to vote on the election of directors.

What if a Director Nominee does not receive a majority of the votes cast?

If a nominee who is serving as a director is not elected at the Annual Meeting and no one else is elected in place of that director, then, under Delaware law, the director continues to serve on the Board as a “holdover director.” However, under our By-Laws, a holdover director is required to tender a resignation to the Board. The Committee on Directors’ Affairs then would consider the resignation and recommend to the Board whether to accept or reject it or whether some other action should be taken. The Board would then make a decision, without participation by the holdover director. The Board is required to disclose publicly (by a news release, filing with the SEC, or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind that decision within 90 days from the date the election results are certified.

18     ConocoPhillips

Item 1: Election of Directors and Director Biographies

Who are this year’s Director Nominees?

The following 12 directors are standing for election to hold office until the 2026 Annual Meeting of Stockholders. Each of the director nominees is a current director. Committee membership is effective as of May 12, 2025.

Dennis V. Arriola Former Chief Executive Officer, Avangrid, Inc. Age: 64 Director Since: September 2022	ConocoPhillips Committees: Audit and Finance Committee Human Resources and Compensation Committee

Mr. Arriola is an Operating Partner at Sandbrook Capital. He previously served as Chief Executive Officer of Avangrid, Inc. from 2020 until 2022. He joined Avangrid from Sempra Energy, a publicly traded energy infrastructure company, where he served as executive vice president and group president, and chief sustainability officer. Throughout his career, Mr. Arriola has served in a broad range of leadership positions in gas and electric utilities as well as renewables, including as chairman, president and chief executive officer of Southern California Gas Co., senior vice president and chief financial officer of both San Diego Gas & Electric and Southern California Gas Co., vice president of communications and investor relations for Sempra, and regional vice president and general manager of Sempra’s South American operations.

Mr. Arriola serves on the board of directors of Meritage Homes, Commercial Metals Company, and the Automobile Club of Southern California. He previously served on the boards of Avangrid, Inc., the California Latino Economic Institute, the U.S. Chamber of Commerce, the California Business Roundtable, the Edison Electric Institute, and the boards of several Sempra operating companies, including Infraestructura Energética Nova, a publicly traded company in Mexico, Luz del Sur SAA, a publicly traded company in Peru, and Chilquinta Energía in Chile.

Skills and Qualifications:

Mr. Arriola’s extensive experience in the energy sector, including leadership positions in companies with global operations in gas and electric utilities as well as renewables, brings valuable perspective to the Board. The Board believes that his career experience, including in sustainability, will greatly enhance the Board’s ability to guide ConocoPhillips in executing its strategy.

Other current U.S. public company directorships:

●	Commercial Metals Company
●	Meritage Homes Corporation

CEO or senior officer	Financial reporting	Industry
Global	Regulatory/government	Public company board service
Environmental/sustainability	Human capital management

2025 Proxy Statement     19

Item 1: Election of Directors and Director Biographies

Nelda J. Connors Founder and Chief Executive Officer, Pine Grove Holdings Age: 59 Director Since: September 2024	ConocoPhillips Committees: Audit and Finance Committee Public Policy and Sustainability Committee

Ms. Connors is the founder and Chief Executive Officer of Pine Grove Holdings, LLC, a woman and minority-owned privately held investment company. Prior to founding Pine Grove Holdings in 2011, Ms. Connors served as president and chief executive officer of Atkore International Group Inc., a manufacturer of electrical, safety and infrastructure products, from 2008 to 2010 while Atkore was a division of Tyco International and from 2010 to 2011 following Atkore’s spin-off as a separate, privately held entity. Ms. Connors held various managerial positions for Eaton Corporation, a diversified industrial manufacturer, overseeing the operations of multiple divisions and products across various geographic regions. Prior to Eaton, she held various executive and managerial roles in the automotive industry.

She previously served on the boards, including in various committee roles, of Baker Hughes Company, Boston Scientific Corporation, BorgWarner, Inc., EnerSys Inc., Delphi Technologies plc, Case New Holland Industrial N.V., and Echo Global Logistics, Inc. In addition, she served as an advisor to the U.S. board of directors of Nissan Motor Corporation and on the advisory board for Queen’s Gambit Special Purpose Acquisition Company.

Skills and Qualifications:

Ms. Connors’ extensive experience in the industrial and manufacturing industries, as well as her experience sitting on multiple public company boards, brings valuable expertise on operational excellence and corporate finance to the Board.

Other current U.S. public company directorships:

●	Carnival Corporation and Carnival plc
●	Otis Worldwide Corporation
●	Zebra Technologies Corporation

CEO or senior officer	Financial reporting	Global
Public company board service	Human capital management

20     ConocoPhillips

Item 1: Election of Directors and Director Biographies

Gay Huey Evans CBE Former Chairman, London Metal Exchange Age: 70 Director Since: March 2013	ConocoPhillips Committees: Committee on Directors’ Affairs Human Resources and Compensation Committee

Ms. Huey Evans is the former Chairman of the Board of Directors of the London Metal Exchange. She was a member of His Majesty’s Treasury Board, Sub-Committee, and Nominations Committee and a non-executive director S&P Global Inc. She also currently serves as a Senior Advisor of Chatham House, as an advisor of Quantexa, and as a Trustee of Benjamin Franklin House. She was Vice Chairman, Investment Banking and Investment Management at Barclays Capital from 2008 to 2010. She was previously head of governance of Citi Alternative Investments (EMEA) from 2007 to 2008 and President of Tribeca Global Management (Europe) Ltd. From 2005 to 2007, both part of Citigroup. From 1998 to 2005, she was director of the markets division and head of the capital markets sector at the U.K. Financial Services Authority. She previously held various senior management positions with Bankers Trust Company in New York and London.

Ms. Huey Evans previously served on the boards of IHS Markit, Itau BBA International Limited, Aviva plc, The London Stock Exchange Group plc., Falcon Private Wealth Ltd, and Standard Chartered plc. She also previously served as Trustee of the Beacon Awards, which celebrate British philanthropy and as Trustee of Wellbeing of Women, where she was Chair of the Investment Committee.

Skills and Qualifications:

Ms. Huey Evans’ in-depth knowledge of, and insight into, global capital markets from her extensive experience in the international financial services industry brings valuable expertise to ConocoPhillips’ businesses.

Ms. Huey Evans was awarded a CBE in 2021 for services to the economy and philanthropy, and an OBE in 2016 for services to financial services and diversity. She is a passionate advocate for ensuring markets build trust through accessibility and transparency and for increased diversity in business.

Other current U.S. public company directorships:

●	S&P Global Inc.

CEO or senior officer	Financial reporting	Global
Regulatory/government	Public company board service

2025 Proxy Statement     21

Item 1: Election of Directors and Director Biographies

Jeffrey A. Joerres Former Executive Chairman and Chief Executive Officer, ManpowerGroup Inc. Age: 65 Director Since: July 2018	ConocoPhillips Committees: Committee on Directors’ Affairs Executive Committee Human Resources and Compensation Committee (Chair)

Mr. Joerres served as Chief Executive Officer of ManpowerGroup Inc. from 1999 to 2014, as Chairman of the Board from 2001 to 2014, and as Executive Chairman from May 2014 to December 2015. Mr. Joerres joined ManpowerGroup in 1993 and served as vice president of marketing and senior vice president of European operations and marketing and major account development.

He currently serves on the boards of The Western Union Company and Artisan Partners Asset Management Inc. Mr. Joerres also serves as a senior advisor for Apollo Global Management. He previously served as a director of Johnson Controls International plc and Artisan Funds, Inc. Additionally, Mr. Joerres is on the board of the Green Bay Packers and Kohler Co. Mr. Joerres is a former director and Chairman of the Federal Reserve Bank of Chicago and previously served on the board of the Boys and Girls Clubs of Milwaukee.

Skills and Qualifications:

Mr. Joerres’s extensive global leadership, human capital management experience, and substantial involvement on both public and private boards enable him to provide guidance to the Board with respect to ConocoPhillips’ people and operations.

Other current U.S. public company directorships:

●	Artisan Partners Asset Management Inc.
●	The Western Union Company

CEO or senior officer	Financial reporting	Global
Regulatory/government	Public company board service	Human capital management

22     ConocoPhillips

Item 1: Election of Directors and Director Biographies

Ryan M. Lance Chairman and Chief Executive Officer, ConocoPhillips Age: 62 Director Since: April 2012	ConocoPhillips Committees: Executive Committee (Chair)

Mr. Lance was appointed Chairman and Chief Executive Officer in May 2012, having previously served as Senior Vice President, Exploration and Production — International since May 2009.

Mr. Lance previously served as President, Exploration and Production — Europe, Asia, Africa, and the Middle East from September 2007 to April 2009. From February 2007 to September 2007, he served as Senior Vice President, Technology, and prior to that, Mr. Lance served as Senior Vice President, Technology and Major Projects beginning in 2006. He served as President, Downstream Strategy, Integration and Specialty Businesses from 2005 to 2006.

Skills and Qualifications:

Mr. Lance’s service as Chairman and Chief Executive Officer of ConocoPhillips makes him well qualified to serve both as a director and Chairman of the Board. Mr. Lance’s extensive experience in the industry as an executive in our exploration and production businesses, and as the global representative of ConocoPhillips, makes his service as a director invaluable.

Other current U.S. public company directorships:

●	Freeport-McMoRan, Inc.

CEO or senior officer	Industry	Global
Regulatory/government	Public company board service	Environmental/sustainability
Human capital management

2025 Proxy Statement     23

Item 1: Election of Directors and Director Biographies

Timothy A. Leach Advisor to the Chief Executive Officer, ConocoPhillips Age: 65 Director Since: January 2021

Mr. Leach was appointed Advisor to the Chief Executive Officer for ConocoPhillips in May 2022. He previously served as executive vice president, Lower 48. Prior to joining ConocoPhillips, Mr. Leach served as chairman and chief executive officer of Concho Resources Inc. from its formation in February 2006, until its acquisition by ConocoPhillips in January 2021. During his time at Concho, Mr. Leach also served as president from July 2009 until May 2017.

Mr. Leach previously served as an appointed member of the Texas A&M University System Board of Regents from 2017 to 2023 and served as chairman from 2021 to 2023.

Skills and Qualifications:

Mr. Leach brings invaluable contributions to the Board with his extensive industry experience and valuable expertise in strategic leadership of a public company.

CEO or senior officer	Financial reporting	Industry
Regulatory/government	Public company board service	Environmental/sustainability
Human capital management

24     ConocoPhillips

Item 1: Election of Directors and Director Biographies

William H. McRaven Retired U.S. Navy Four-Star Admiral (SEAL) Age: 69 Director Since: October 2018	ConocoPhillips Committees: Audit and Finance Committee Public Policy and Sustainability Committee

William H. McRaven is a Senior Advisor at Lazard Financial. He is also a retired U.S. Navy Four-Star Admiral (SEAL) and the former Chancellor of the University of Texas System. During his time in the military, he commanded special operations forces at every level, eventually taking charge of all U.S. Special Operations. His military career included combat during Desert Storm and both the Iraq and Afghanistan wars. As the Chancellor of the University of Texas System from January 2014 until May 2018, he led one of the nation’s largest and most respected systems of higher education, with over 230,000 students and 100,000 faculty, staff, and health care professionals.

Mr. McRaven is a recognized national authority on U.S. foreign policy and has advised Presidents George W. Bush and Barack Obama and other U.S. leaders on defense issues. He currently serves on the advisory board of Haveli Investments and formerly served on the advisory board of Palantir Technologies Inc. He also serves on the Council on Foreign Relations, the National Football Foundation, the International Crisis Group, and The Mission Continues.

Skills and Qualifications:

Mr. McRaven’s international, logistical, and administrative experience brings valuable expertise on global business issues and government relations to the Board.

CEO or senior officer	Financial reporting	Global
Regulatory/government	Human capital management

2025 Proxy Statement     25

Item 1: Election of Directors and Director Biographies

Sharmila Mulligan Former Chief Strategy Officer, Alteryx Age: 59 Director Since: July 2017	ConocoPhillips Committees: Audit and Finance Committee Human Resources and Compensation Committee

Ms. Mulligan served as the Chief Strategy Officer at Alteryx from April 2019 to August 2021 following the company’s acquisition of ClearStory Data, where she served as founder and chief executive officer since its inception in September 2011. From 2009 to 2011, Ms. Mulligan served as executive vice president for Aster Data Systems, Inc. until its acquisition by Teradata Corporation. Prior to Aster Data, Ms. Mulligan was a vice president of software solutions for HP Inc. Prior to HP, Ms. Mulligan was executive vice president of products and marketing at Opsware Inc. from 2002 until its eventual acquisition by HP in 2007. Prior to Opsware Inc., Ms. Mulligan led product management and held vice president positions at Netscape Communications, Microsoft, and General Magic.

Ms. Mulligan serves on the advisory board and board of visitors of Northwestern University and the University of Richmond and is an advisor to, and investor in, numerous enterprise software and consumer technology companies. Ms. Mulligan previously served on the board of directors of Lattice Engines, Inc. until its acquisition.

Skills and Qualifications:

Ms. Mulligan’s experience in cloud computing, scalable data analytics, and a broad range of big data technologies plus Internet of Things and Artificial Intelligence innovation adds exceptional value to the Board. Her experience as a CEO enables her to provide the Board with beneficial strategic leadership qualities.

CEO or senior officer	Financial reporting	Technology
Human capital management

26     ConocoPhillips

Item 1: Election of Directors and Director Biographies

Arjun N. Murti Partner, Veriten LLC Age: 56 Director Since: January 2015	ConocoPhillips Committees: Audit and Finance Committee (Chair) Executive Committee Human Resources and Compensation Committee

Mr. Murti is a Partner at Veriten LLC and a Senior Advisor at Warburg Pincus. He previously served as a partner at Goldman Sachs from 2006 to 2014. Prior to becoming partner, he served as managing director from 2003 to 2006 and as vice president from 1999 to 2003. During his time at Goldman Sachs, Mr. Murti worked as a sell-side equity research analyst covering the energy sector. He was co-director of equity research for the Americas from 2011 to 2014.

Previously, Mr. Murti held equity analyst positions at JP Morgan Investment Management from 1995 to 1999 and at Petrie Parkman from 1992 to 1995.

Mr. Murti serves on the board of directors of Liberty Energy Inc. He also serves on the advisory boards of ClearPath and Columbia Center on Global Energy Policy, and as a board observer to Welligence Energy Analytics.

Skills and Qualifications:

Mr. Murti brings to the Board a deep understanding of financial oversight and accountability with his experience as a Partner at Goldman Sachs. He has spent more than 30 years in the financial services industry with an extensive focus, both domestic and global, on the energy industry. This experience provides the Board valuable insight into financial management and analysis.

Other current U.S. public company directorships:

●	Liberty Energy Inc.

Financial reporting	Industry	Global
Public company board service	Environmental/sustainability	Human capital management

2025 Proxy Statement     27

Item 1: Election of Directors and Director Biographies

Robert A. Niblock, Lead Director Former Chairman, President and Chief Executive Officer, Lowe’s Companies, Inc. Age: 62 Director Since: February 2010 Lead Director Since: May 2019	ConocoPhillips Committees: Committee on Directors’ Affairs (Chair) Executive Committee Human Resources and Compensation Committee

Mr. Niblock served as Chairman of the Board and Chief Executive Officer of Lowe’s Companies, Inc. from January 2005 until July 2018 and as President of Lowe’s from 2011 until July 2018, after having served in that role from 2003 to 2006. Mr. Niblock became a member of the board of directors of Lowe’s when he was named Chairman-and CEO-elect in 2004. Mr. Niblock joined Lowe’s in 1993 and during his career with the company, he also served as vice president and treasurer, senior vice president, and executive vice president and CFO. Before joining Lowe’s, Mr. Niblock had a nine-year career with accounting firm Ernst & Young.

Mr. Niblock serves on the board of directors of Lamb Weston Holdings, Inc. and PNC Financial Services Group, Inc. He previously served as a member of the board of directors of the Retail Industry Leaders Association from 2003 until 2018 and served as its secretary from 2012 until 2018. He also served as its chairman in 2008 and 2009 and as vice chairman in 2006 and 2007.

Skills and Qualifications:

The Board values his experience as a CEO and in financial reporting matters. Mr. Niblock’s experience as a CEO of a large public company allows him to provide the Board with valuable operational and financial expertise.

Other current U.S. public company directorships:

●	Lamb Weston Holdings, Inc.
●	PNC Financial Services Group, Inc.

CEO or senior officer	Financial reporting	Public company board service
Human capital management

28     ConocoPhillips

Item 1: Election of Directors and Director Biographies

David T. Seaton Former Chairman and Chief Executive Officer, Fluor Corporation Age: 63 Director Since: March 2020	ConocoPhillips Committees: Committee on Directors’ Affairs Executive Committee Public Policy and Sustainability Committee (Chair)

Mr. Seaton is the former Chairman and Chief Executive Officer of Fluor Corporation. He became CEO and joined Fluor’s board of directors in February 2011 and was elected to the role of Chairman of the board in February 2012. Mr. Seaton held numerous positions in both operations and sales globally since joining the company in 1985.

Mr. Seaton serves on the board of directors of The Mosaic Company and Salas O’Brien. He also serves as a senior advisor for the Boston Consulting Group’s Infrastructure Practice and 8VC Enterprises LLC. He has served in leadership positions of numerous business associations, including the Business Roundtable, the International Business Council, the American Petroleum Institute, the U.S.-Saudi Arabian Business Council, and the National Association of Manufacturers. In 2011, he was appointed by the U.S. Secretary of Energy to serve as a member of the National Petroleum Council.

Mr. Seaton is the former chairman of the National Board of Governors of the Boys and Girls Clubs of America, and previously served in leadership positions for the Boys and Girls Clubs of America.

Skills and Qualifications:

As a former CEO of a multinational engineering and construction company, Mr. Seaton brings valuable experience and expertise in operational and financial matters. The Board believes Mr. Seaton’s international business experience with global issues facing a large, multinational public company make him well qualified to serve as a member of the Board.

Other current U.S. public company directorships:

●	The Mosaic Company

CEO or senior officer	Financial reporting	Industry
Global	Regulatory/government	Public company board service
Environmental/sustainability	Human capital management

2025 Proxy Statement     29

Item 1: Election of Directors and Director Biographies

R.A. Walker Former Chairman and Chief Executive Officer, Anadarko Petroleum Corporation Age: 68 Director Since: March 2020	ConocoPhillips Committees: Audit and Finance Committee Public Policy and Sustainability Committee

Mr. Walker was the Chairman and Chief Executive Officer of Anadarko Petroleum Corporation until August of 2019, when the company was purchased by Occidental Petroleum. He joined Anadarko in 2005 as senior vice president and chief financial officer, later serving as president and chief operating officer, before becoming CEO in 2012. Prior to his time at Anadarko, he worked in the oil and gas industry, investment and commercial banking, and as an institutional investor.

Mr. Walker is currently senior advisor of Jefferies Financial Group Inc. He previously served on the board of directors of BOK Financial Corporation, CenterPoint Energy Corporation, Enable Midstream Partners, LP, and Health Care Services Corporation.

Skills and Qualifications:

In addition to his former role as Chairman and CEO of Anadarko, Mr. Walker has significant energy industry, commercial and investment banking, and asset management experience, as well as technology, regulatory, governmental, and international business experiences. He has served on and chaired numerous boards of public and private companies, industry trade associations and philanthropic organizations, bringing a broad range of experience and expertise to the Board.

CEO or senior officer	Financial reporting	Industry
Global	Regulatory/government	Technology
Public company board service	Environmental/sustainability	Human capital management

FOR	The Board recommends you vote FOR each nominee standing for election as director.

30     ConocoPhillips

Item 1: Election of Directors and Director Biographies

Board Composition and Refreshment

We are continuously evaluating the overall balance of the Board, including review of longer-tenured directors with great institutional knowledge as well as new directors with fresh external viewpoints. A great deal of time, rigor and care is put into the Board refreshment process. We are pleased to announce that, on September 3, 2024, we added Nelda J. Connors to our Board.

When considering candidates to fill a vacancy on the Board, the priority is finding a candidate with the necessary skills and qualifications. As part of our Board’s commitment to regular renewal and refreshment:

●	The Committee on Directors’ Affairs routinely and on an ongoing basis assesses the Board’s composition, taking into consideration any planned retirements from the Board, as well as background and diversity (including gender, ethnicity, race, national origin, and geographic background);
●	We implemented an annual Board and Committee assessment process; and
●	We adopted Corporate Governance Guidelines that state that directors generally may not stand for re-election after they reach the age of 72.

Additional board refreshment is ongoing, as we continue to look for individuals who bring the right combination of skills and experience as well as background and diversity to enhance the composition of our Board. Five of the 12 director nominees have joined the Board in the past 5 years. Almost 42 percent of our director nominees are women or racially/ethnically diverse individuals. The average age of our director nominees is 64 and the average tenure of our director nominees is 8 years.

Board Changes in the Past 5 Years

5 new highly skilled directors have joined our Board

5 directors have left our Board

Skills enhanced in the past 5 years

CEO or senior officer experience

Industry experience

Expertise in environmental matters and sustainability

Global organization experience

2025 Proxy Statement     31

Item 1: Election of Directors and Director Biographies

Director Onboarding and Education

The Board has an orientation and onboarding program for new directors and provides continuing education for all directors that is overseen by the Committee on Directors’ Affairs.

New Director Orientation
The orientation program is tailored to the needs of each new director depending on his or her level of experience serving on other boards and knowledge of ConocoPhillips and the oil and gas industry. Materials provided to new directors include information on ConocoPhillips’ strategic plans, financial matters, corporate governance practices, Code of Business Ethics and Conduct, and other key policies and practices. The onboarding process includes a series of meetings with members of senior management and their staff for deep-dive briefings on ConocoPhillips’ operations and financial strategies and SPIRIT Values. In addition, the orientation program includes a visit to ConocoPhillips’ headquarters.

Continuing Director Education
Continuing director education is provided during portions of Board and committee meetings and is focused on topics necessary to assist directors in fulfilling their duties, including regular reviews of compliance and corporate governance developments; business-specific learning opportunities through site visits and Board meetings; and briefing sessions on topics that present special risks and opportunities to ConocoPhillips. Education often takes the form of “white papers” covering timely subjects or topics. As part of the Board’s annual evaluation process, directors are asked to identify areas where they feel continuing education would be helpful.

Director Education Seminars
Directors may attend educational seminars and programs sponsored by external organizations. ConocoPhillips covers the reasonable expenses for a director’s participation in outside continuing education approved by the Committee on Directors’ Affairs.

32     ConocoPhillips

Item 1: Election of Directors and Director Biographies

Board and Committee Evaluations

Each year, the Board performs a rigorous full Board evaluation, and each director performs a self-evaluation and an evaluation of each of his or her peers. Generally, the evaluation process described below is managed by the Corporate Secretary’s office with oversight by the Committee on Directors’ Affairs. When appropriate, the Committee on Directors’ Affairs may decide to retain an independent third party to manage the evaluation process for enhanced refreshment and transparency.

1	EVALUATION QUESTIONNAIRES	●	Formal opportunity for directors to identify potential improvements
		●	Solicit candid feedback from each director regarding the performance and effectiveness of the Board, its committees, and individual directors

2	INDIVIDUAL INTERVIEWS	●	Lead Director has an in-depth conversation with each member of the Board

3	REVIEW OF FEEDBACK	●	Lead Director reviews questionnaire and interview responses with Committee on Directors’ Affairs
		●	Lead Director reviews questionnaire and interview responses with full Board in executive session

4	USE OF FEEDBACK	●	The Committee on Directors’ Affairs develops recommendations
		●	The Committee on Directors’ Affairs and the Lead Director identify areas for improvement of individual directors and of the Board as a whole

● The Committee on Directors’ Affairs uses the results of individual director evaluations as a part of the nomination process for the next annual meeting

5	CHANGES IMPLEMENTED	●	As a result of this evaluation process, the Board has strengthened its structure and procedures in the following ways over the past few years:
– achieved successful transitions of committee leadership roles;
– provided more materials as pre-read to improve efficiencies at meetings and allow more time for discussion and deliberation;
– more robust committee reports to the full Board;
– individual director coaching; and
– added new highly skilled directors to enhance the Board’s composition.

In addition to participating in the full Board evaluation, members of each committee also complete a detailed questionnaire annually to evaluate how well the committee is operating and to suggest improvements. Each committee’s Chair summarizes the responses and reviews them with the members of each respective committee.

The Committee on Directors’ Affairs reviews these evaluation processes annually and develops any changes it deems necessary to maintain best practices.

2025 Proxy Statement     33

Corporate Governance at ConocoPhillips

The Committee on Directors’ Affairs and our Board annually review our governance structure, taking into account any changes in Securities and Exchange Commission (the “SEC”) and New York Stock Exchange (the “NYSE”) rules, as well as current best practices. Our Corporate Governance Guidelines address the matters shown below, among others.

● Director qualifications ● Director responsibilities ● Board committees	● Director access to officers, employees, and independent advisors ● Director compensation and stock ownership requirements	● Director orientation and continuing education ● Chief Executive Officer evaluation and management succession planning ● Board performance evaluations

The Corporate Governance Guidelines are posted on our website under “Investors > Corporate Governance” and are available in print upon request (see “Available Information and Q&A about the Annual Meeting and Voting” beginning on page 127).

Board Leadership Structure

BOARD OVERVIEW
● Chairman and Chief Executive Officer: Ryan M. Lance ● Lead Director: Robert A. Niblock	● Active engagement by all directors ● Ten of our 12 director nominees are independent	● All members of the Audit and Finance Committee, Human Resources and Compensation Committee, Public Policy and Sustainability Committee, and Committee on Directors’ Affairs are independent

Annual Evaluation of Leadership Structure and Annual Election of Independent Lead Director

ConocoPhillips believes that independent board oversight is an essential component of strong corporate performance and enhances stockholder value. The Board believes there is no single organizational model that is the best and most effective in all circumstances. As a result, the Board periodically considers whether the offices of Chairman and CEO should be combined or separated and who should serve in such capacities.

Under our Corporate Governance Guidelines, our Board chooses its Chairman based on what is in the best interest of ConocoPhillips and our stockholders. The Chairman and CEO may, but need not, be the same person. As part of its annual review and evaluation process, the Board reviews its leadership structure and whether combining or separating the roles of Chairman and CEO is in the best interest of ConocoPhillips and our stockholders.

Our Corporate Governance Guidelines require that, in the event the Board determines that it is in the best interest of ConocoPhillips and its stockholders for the offices of Chairman and CEO to be held by the same person (or in the event the office of Chairman is not held by the CEO, but is nonetheless not independent), an independent lead director must be selected from among the non-employee directors. The Board will continue to reexamine its corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet our needs.

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Why We Believe in Our Leadership Structure

In 2024, the Board reviewed our leadership structure and determined that continuing with a combined Chairman and CEO, with our independent Lead Director, continues to be in the best interest of ConocoPhillips and our stockholders. The Board believes its current structure and processes ensure our Chairman and CEO is in a position to guide the Board in setting priorities for ConocoPhillips and in addressing the risks and challenges we face, while also providing for robust, effective, and independent oversight of management by the Board and our independent Lead Director.

Ryan M. Lance	Robert A. Niblock
Chairman and Chief Executive Officer	Lead Director (Since May 2019)

●
Possesses extensive knowledge and deep understanding of the business and challenges we face
●
Facilitates timely deliberation by the Board of items of the highest priority through his day-to-day insight into our challenges and opportunities
●
Promotes unity and reliability through consistent leadership direction internally and externally
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Serves as a bridge between the Board and management, promoting collaboration while ensuring oversight
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Positioned to most effectively execute the strategy for the business to maximize stockholder value
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Proven successful in leading ConocoPhillips through business cycles and major transactions, including subsequent integration of acquired businesses

●
Extensive experience serving on public company boards provides strong background in corporate governance
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Deep understanding of our business and extensive institutional knowledge having served as an active director since 2010, including rotations on all of the Committees of the Board
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Respected by management and the other Directors, promoting a collaborative environment for decision-making, while enabling strong oversight of executive leadership
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Strong working relationship with our Chairman and CEO
●
Deeply invested in ensuring the effectiveness and independence of the Board, holding in-depth conversations with each Director as part of the annual evaluation process

The Board consists of ten independent directors. Furthermore, each of the Audit and Finance, Human Resources and Compensation, and Directors’ Affairs committees is made up entirely of independent directors. The Chairs of the Board’s committees establish their agendas and review their committee materials in advance of meetings, conferring with other directors and members of management as each deems appropriate. Moreover, each director is free to suggest agenda items and to raise matters that are not on the agenda at Board and committee meetings. Our Corporate Governance Guidelines require our Lead Director to preside over an executive session of the non-employee directors at every meeting. Each executive session may include a discussion of the performance of the Chairman and CEO, matters concerning the relationship of the Board with the Chairman and CEO and other members of senior management, and such other matters as the non-employee directors deem appropriate. In addition, our Lead Director presides over a meeting of our independent directors at least once a year as required by the NYSE rules. No formal action of the Board is taken at these meetings, although the non-employee directors may subsequently recommend matters for consideration by the full Board. The Board may invite guest attendees for the purpose of making presentations, responding to questions by the directors, or providing counsel on specific matters within their areas of expertise.

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LEAD DIRECTOR’S RESPONSIBILITIES:
●
Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the Board, and manages the discussion with the Chairman following such executive sessions;
●
Serves as liaison between the Chairman and the non-employee directors;
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Advises the Chairman of the Board’s informational needs and ensures appropriate information is provided to the Board;
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In consultation with the Chairman, approves meeting agendas for the Board;
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Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

●
Has authority to call meetings of the non-employee directors;
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Approves the retention of consultants that report directly to the Board;
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Ensures that the Board’s self-assessments are conducted annually to promote efficient and effective Board performance and functioning;
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Evaluates the performance of the CEO in consultation with the Chair of the Human Resources and Compensation Committee; and
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If requested by stockholders, after consulting with the Chairman and CEO, ensures that he or she will be available for appropriate engagements with those stockholders.

Board Independence

The Corporate Governance Guidelines contain director independence standards that are consistent with the standards set forth in the NYSE Listed Company Manual to assist the Board in determining the independence of ConocoPhillips’ non-employee directors. Under such standards, the Board has determined that all non-employee directors meet the standards regarding independence set forth in the Corporate Governance Guidelines and are free of any material relationship with ConocoPhillips (either directly or indirectly as a partner, stockholder, or officer of an organization that has a relationship with ConocoPhillips). In making such determination, the Board specifically considered the fact that many of our directors may be directors, retired officers, and stockholders of companies with which we conduct business. In addition, some of our directors may serve as employees of, or consultants or advisors to, companies that do business with ConocoPhillips and its affiliates. In all cases, the Board determined that the nature of the business conducted and the interest of the director by virtue of such position were immaterial both to ConocoPhillips and to the director.

In recommending that each non-employee director is independent, our Board, with input from the Committee on Directors’ Affairs, considered relationships that, while not constituting related-party transactions in which a director had a direct or indirect material interest, nonetheless involved transactions between ConocoPhillips and a company with which a director is affiliated, whether through employment status or by virtue of serving as a director. Included in the Committee’s review were the following transactions, which occurred in the ordinary course of business. In all instances, it was determined that the nature of the business conducted and the dollar amounts involved were immaterial, both to ConocoPhillips and the relevant counterparty, and fell within independence standards set forth in the ConocoPhillips Corporate Governance Guidelines and the NYSE Listed Company Manual.

Director	Matters Considered
Dennis V. Arriola	Ordinary course business transactions with Commercial Metals Company and Avangrid, Inc.
Nelda J. Connors	Ordinary course business transactions with Baker Hughes Company.
Gay Huey Evans CBE	Ordinary course business transactions with Standard Chartered plc and S&P Global Inc.
David T. Seaton	Ordinary course business transactions with Boston Consulting Group and the National Association of Manufacturers.

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Related Party Transactions

In accordance with SEC and NYSE rules, we maintain a policy on related party transactions (“Related Party Transaction Policy”), which requires the Audit and Finance Committee to review all Reportable Related Party Transactions in advance. A Reportable Related Party Transaction is a transaction, arrangement, or relationship (or series of similar transactions, arrangements, or relationships) in which:

●	We (or one of our subsidiaries) was, is or will be a participant;
●	The aggregate amount involved exceeds $120,000 in any fiscal year; and
●	Any person who is, or at any time since the beginning of ConocoPhillips’ last fiscal year was, an executive officer, director, director nominee, or holder of at least 5 percent of our equity securities (each a “Covered Person”), or any of such Covered Person’s immediate family members, had, has, or will have a direct or indirect material interest.

In accordance with the Related Party Transaction Policy, Covered Persons are required to identify business and financial affiliations involving themselves or their immediate family members that could reasonably be expected to give rise to a Reportable Related Party Transaction. Based on this information, our legal staff, in consultation with the finance team, performs the necessary diligence to determine whether any such Reportable Related Party Transaction exists or will exist, once completed. Upon determining that a transaction is or will be a Reportable Related Party Transaction, all relevant facts and circumstances are presented to the Audit and Finance Committee, which reviews transactions for materiality and determines whether the transaction is in the best interest of ConocoPhillips, before either approving or disapproving it. In making its decision, the Audit and Finance Committee considers whether the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party and the extent of the Covered Person’s interest in the transaction, taking into account the conflicts of interest provisions of ConocoPhillips’ Code of Business Ethics and Conduct and such other factors as it believes are relevant. The Audit and Finance Committee shall prohibit any transactions that it determines are inconsistent with the interests of ConocoPhillips and its stockholders.

The Audit and Finance Committee approved the following Reportable Related Party Transactions:

Cameron J. Smith, son-in-law of William L. Bullock, Jr., our Executive Vice President and Chief Financial Officer, was employed in a non-executive position. The aggregate value of the compensation paid to Mr. Smith during fiscal year 2024 was approximately $363,009 consisting of salary, annual incentive (earned in fiscal 2024 and paid in fiscal 2025), and restricted stock unit awards. In addition, Mr. Smith received the standard benefits provided to other non-executive ConocoPhillips employees for his services during fiscal year 2024.

Shane Sirdashney, son of Heather G. Hrap, our Senior Vice President, Human Resources and Real Estate and Facilities Services, was employed in a non-executive position. The aggregate value of the compensation paid to Mr. Sirdashney during fiscal year 2024 was approximately $137,869, consisting of salary, annual incentive (earned in fiscal 2024 and paid in 2025), and restricted stock unit awards. In addition, Mr. Sirdashney received the standard benefits provided to other non-executive ConocoPhillips employees for his services during fiscal year 2024.

Timothy A. Leach serves as a director and also an employee of the company, but not as an executive officer. Mr. Leach receives compensation from the company for the services he provides as an employee. Mr. Leach does not receive any additional compensation for his service as a director. The compensation he received as an employee in 2024 is summarized in footnote 1 beginning on page 52.

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Board Meetings and Committees

The Board met seven times in 2024. Each director attended at least 75 percent of the aggregate of the Board and applicable committee meetings held in 2024.

The Board has five standing committees: (1) the Executive Committee; (2) the Audit and Finance Committee; (3) the Human Resources and Compensation Committee; (4) the Committee on Directors’ Affairs; and (5) the Public Policy and Sustainability Committee. The Board determined that all of the members of the Audit and Finance Committee, the Human Resources and Compensation Committee, the Public Policy and Sustainability Committee, and the Committee on Directors’ Affairs are independent directors within the meaning of SEC regulations, the listing standards of the NYSE, and ConocoPhillips’ Corporate Governance Guidelines. Each committee, other than the Executive Committee, conducts an annual self-evaluation as described under “Board and Committee Evaluations” on page 33. The charters for our standing committees can be found on ConocoPhillips’ website at www.conocophillips.com under “Investors > Corporate Governance > Committees.” Stockholders may request printed copies of these charters by following the instructions under “Available Information and Q&A About the Annual Meeting and Voting” beginning on page 127.

The committee memberships as of May 12, 2025, and the respective primary responsibilities of each committee, as well as the number of meetings each committee held in 2024, are shown below.

Executive

2024 meetings | 0	Primary responsibilities
Ryan M. Lance | Chair Jeffrey A. Joerres Arjun N. Murti Robert A. Niblock David T. Seaton

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Exercises the authority of the full Board between Board meetings on all matters other than: (1) those matters expressly delegated to another committee of the Board; (2) the adoption, amendment, or repeal of any of our By-Laws; and (3) matters that cannot be delegated to a committee under statute or our Certificate of Incorporation or By-Laws.

Audit and Finance

2024 meetings | 9	Primary responsibilities
Arjun N. Murti | Chair Dennis V. Arriola Nelda J. Connors William H. McRaven Sharmila Mulligan R.A. Walker

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Discusses with management, the independent auditors, and the internal auditors the integrity of ConocoPhillips’ accounting policies, internal controls, financial statements, financial reporting practices, and select financial matters, including our capital structure, complex financial transactions, financial risk management, retirement plans, and tax planning.

●

Reviews the qualifications, independence, and performance of our independent auditors and the qualifications and performance of our internal auditors and chief compliance officer.

●

Reviews our compliance with legal and regulatory requirements and corporate governance, including our Code of Business Ethics and Conduct.

●

Discusses with management and the chief compliance officer the implementation and effectiveness of ConocoPhillips’ global compliance and ethics program.

●

Maintains open and direct lines of communication with the Board and our management, internal auditors, independent auditors, and the global compliance and ethics organization.

●

Assists the Board in fulfilling its oversight of enterprise risk management, particularly with regard to: (1) market-based risks; (2) financial reporting; (3) effectiveness of information systems and cybersecurity; and (4) commercial trading.

●

Reviews, and coordinates the review by other committees of, significant corporate risk exposures and steps management has taken to monitor, control, and report such exposures.

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Human Resources and Compensation

2024 meetings | 8	Primary responsibilities
Jeffrey A. Joerres | Chair Dennis V. Arriola Gay Huey Evans CBE Sharmila Mulligan Arjun N. Murti Robert A. Niblock

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Oversees our executive compensation policies, plans, programs, and practices and reviews our retention strategies.

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Assists the Board in discharging its responsibilities relating to the fair and competitive compensation of our executives and other key employees.

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Together with the Lead Director, annually reviews the performance of the CEO.

●

Annually reviews and determines compensation for the CEO and our Senior Officers.

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Reviews and reports to the Board annually on the succession-planning process for the CEO and senior management.

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Reviews and makes recommendations to the Board regarding human capital strategies, such as leadership development and culture.

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Oversees our compliance with SEC rules and regulations regarding stockholder approval of certain executive compensation matters.

●

Assists the Board in fulfilling its oversight of enterprise risk management, particularly risks in connection with compensation programs and practices and retention strategies.

Directors’ Affairs

2024 meetings | 5	Primary responsibilities
Robert A. Niblock | Chair Gay Huey Evans CBE Jeffrey A. Joerres David T. Seaton

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Selects and recommends director candidates to be submitted for election at the Annual Meeting and to fill any vacancies on the Board.

●

Recommends committee assignments to the Board.

●

Reviews and recommends to the Board compensation and benefits policies for non-employee directors.

●

Monitors the orientation and continuing education programs for directors.

●

Conducts an annual assessment of the qualifications and performance of the Board and each of the directors.

●

Assists the Board in fulfilling its oversight of enterprise risk management, particularly risks in connection with Board succession planning, stockholder matters, and governance policies and procedures.

Public Policy and Sustainability

2024 meetings | 5	Primary responsibilities
David T. Seaton | Chair Nelda J. Connors William H. McRaven R.A. Walker

●

Advises the Board on current and emerging domestic and international public policy issues.

●

Assists the Board in developing and reviewing policies and budgets for charitable and political contributions.

●

Reviews and makes recommendations to the Board on, and monitors compliance with, policies, programs, and practices with regard to health, safety, security (excluding cybersecurity), environmental protection, sustainable development and climate-related trends and risks, operations risk management, government relations, political/regulatory risk management, and similar matters.

●

Assists the Board in fulfilling its oversight of enterprise risk management, particularly risks in connection with political, safety, sustainable development (social and environmental), and climate-related issues or trends that affect the company and risks related to operational integrity and public policy aspects of our business and the communities where we operate.

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Board Oversight of Risk Management

The Board has broad oversight for our risk-management programs. In this role, the Board is responsible for ensuring that the risk-management processes designed and implemented by management are functioning as intended and that necessary steps are taken to foster a culture of prudent decision-making throughout the organization.

In order to maintain effective Board oversight across the entire enterprise, the Board delegates to individual committees certain elements of its oversight function, as shown below. In addition, the Board delegates authority to the Audit and Finance Committee to manage the risk oversight efforts of the various committees. As part of this authority, the Audit and Finance Committee regularly discusses ConocoPhillips’ enterprise risk-management policies and facilitates appropriate coordination among committees to ensure that our risk-management programs are functioning properly. The Board receives regular updates from its committees on individual categories of risk, including strategy, reputation, operations, climate change, people, technology, investment, political, legislative, regulatory, and market, and receives a report periodically from the Chair of the Audit and Finance Committee about oversight efforts and coordination.

Senior Management

ConocoPhillips’ senior management is responsible for day-to-day management of risk, including designing and implementing risk management processes and policies to address the various exposures to risk. Senior management regularly reports to the Board and its committees on a variety of risks.

Board of Directors

Audit and Finance Committee	Human Resources and Compensation Committee	Committee on Directors’ Affairs	Public Policy and Sustainability Committee
● Financial/reserve reporting ● Compliance and ethics ● Cybersecurity ● Litigation and tax matters	● Retention ● Compensation programs ● Human capital strategies ● Executive succession planning	● Board succession planning ● Stockholder matters ● Corporate governance policies and procedures	● Health and safety ● Sustainability and climate-related issues ● Operational integrity ● Political and regulatory

The Audit and Finance Committee manages and coordinates risk oversight efforts of all committees

The Board exercises its oversight function with respect to all material risks to ConocoPhillips, which are identified and discussed in our public filings with the SEC.

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Managing Cybersecurity Risks

Protecting the confidentiality, integrity, and availability of our infrastructure, resources, and information is a critical part of risk management at ConocoPhillips, which is why we take a multilayered approach.

●  The full Board receives a report on cybersecurity risks annually and the Audit and Finance Committee receives reports on cybersecurity risks multiple times per year.

●  ConocoPhillips has a dedicated Chief Information Security Officer (CISO) who is responsible for overseeing the cybersecurity program and works with a cybersecurity team, including Directors of IT and OT Security Architecture and a Manager of Cyber Security Operations Center (CSOC), who is responsible for detection, investigation, and response to cybersecurity incidents (collectively, the “IT/OT Security Team”).

●  The IT/OT Security Team has a CSOC Incident Handling Process and a Computer Security Incident Response Plan (CSIRP), which govern the Company’s response to cybersecurity incidents. These processes and plans include escalation based on a defined incident categorization to the CISO, senior managers and other cybersecurity program stakeholders, including senior leadership, the Audit and Finance Committee, and internal and external legal advisors.

●  In addition to a CSIRP, ConocoPhillips maintains a robust set of IT/OT Security policies, standards, and procedures to govern our program and to identify, assess, and mitigate the risks and effects of, and recover from, cyber-related threats. These policies and procedures are reviewed and updated regularly to help protect and enhance our security posture.

●  ConocoPhillips has a third-party risk management program designed to identify, assess, and mitigate risks associated with third-party service providers, including cybersecurity risks.

Managing Sustainability-Related Risks

Our commitment to sustainability includes identifying, assessing and managing Sustainable Development (SD) risks through a process that is a mandatory, auditable, annual requirement for Business Units (BUs) and select corporate functions.

The output informs the corporate enterprise risk management (ERM) system and key business-planning processes for the company, including our overarching corporate strategy.

Board of Directors	Executive Leadership Team	Sustainable Development Leadership Team	Operations
● Public Policy and Sustainability Committee	● Sustainability and Public Policy Executive Council	● Business Unit Presidents ● Function Heads ● Sustainable Development Team	● Business Unit Leadership ● Subject Matter Experts ● Functional Leadership ● Global SD Issues Working Groups

Our comprehensive risk governance framework extends from the Board of Directors through executive and senior management to the working levels in each of our business units (BUs). This framework provides oversight of our sustainable development positions and related strategic planning and risk management policies and standards.

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Managing Climate-Related Risks

Oil and natural gas are expected to remain essential parts of the energy supply mix in coming decades across a broad range of transition scenarios. We intend to maintain our key market role through remaining competitive and resilient to transition-related risks in any scenario. The objective of our Climate Risk Strategy is to manage climate-related risk, optimize opportunities and better equip the company to respond to evolving investor sentiment, technologies for emissions reduction, alternative energy technologies and uncertainties such as government policies.

Scenario analysis is an important aspect of our strategic planning process that enables us to:

●  Gain a better understanding of external factors that impact our business;

●  Identify leading indicators and trends;

●  Test the robustness of our strategy across different business environments;

●  Communicate risks appropriately; and

●  Inform how we position our business as technologies and markets evolve.

Combined with our focus on developing the lowest cost of supply resources and low GHG intensity assets, we believe our Climate Risk Strategy is an effective way for our company to be resilient and competitive into the future.

Managing Nature-Related Risks

Our activities and operations can have direct or indirect impacts on nature through resource use such as freshwater withdrawal or consumption and through the conversion or modification of land or ocean floors to accommodate infrastructure which may result in habitat disturbance, reduced habitat connectivity and impacts on species distribution.

Nature-related risks have the potential to impact our business in a variety of ways including constraints on access, production limitations, increased costs and stakeholder actions.

We implement actions to mitigate risks and impacts to biodiversity and water. We manage water-related risks by considering the local, social, regulatory, economic and environmental conditions such as water stress, which are unique to every basin or offshore marine area. We also implement biodiversity mitigation measures to support habitat and species conservation through strategic and proactive conservation initiatives in collaboration with partners.

Managing Social-Related Risks

We understand that addressing the social and community aspects of our operations and projects is essential. This approach ensures that the unique needs and concerns of each community are considered in our decisions and actions.

As part of this effort, we are committed to engaging respectfully with local stakeholders — those who influence or may be affected by our business — to understand their values and interests. Our goal is to mitigate the impact of our operations and proposed projects while supporting economic and community development opportunities. By prioritizing early and ongoing engagement, we aim to build trust, garner respect, and develop mutually beneficial relationships.

Managing Succession Planning Risks

Management succession planning is a fundamental and ongoing part of the Board’s responsibilities and is reviewed by the full Board annually. In addition, the Human Resources and Compensation Committee reviews and reports to the Board annually on the succession-planning process for the CEO and senior management for normal course of business, both short- and long-term, and in situations for which the CEO or senior management unexpectedly becomes unable to perform the responsibilities of their positions. Our robust, evergreen process ensures we have the right talent in place to deliver on our strategy.

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Stockholder Engagement and Board Responsiveness

ConocoPhillips is committed to engaging in constructive and meaningful conversations with stockholders and to building and managing long-term relationships based on mutual trust and respect. The Board values the input and insights of our stockholders and believes that consistent and effective Board-stockholder communication strengthens the Board’s role as an active, informed, and engaged fiduciary.

Board Oversight of Engagement

In an effort to continuously improve ConocoPhillips’ governance processes and communications, the Committee on Directors’ Affairs has adopted Board and Shareholder Communication and Engagement Guidelines. All directors are expected to participate in the Annual Meeting, and we anticipate that all of the director nominees will participate in the Annual Meeting in May. We also support an open and transparent process for stockholders and other interested parties to contact the Board in between annual meetings as noted under “Communications with the Board of Directors” on page 50.

THE BOARD-DRIVEN STOCKHOLDER ENGAGEMENT PROCESS

DELIBERATE, ASSESS, AND PREPARE	REACH OUT AND ENGAGE	EVALUATE AND RESPOND

The Board regularly assesses and monitors investor sentiment, stockholder voting results, and trends in governance, executive compensation, human capital management, culture, regulatory, environmental, social, and other matters. With that foundation, the Board identifies and prioritizes potential topics for stockholder engagement.	Management regularly meets with stockholders to actively solicit input on a range of issues and reports stockholder views to our Board. With management’s assistance, and when appropriate, members of the Board will engage in dialogue with stockholders, which clarifies and deepens the Board’s understanding of stockholder concerns and provides stockholders with insight into our Board’s processes.	Stockholder input informs our Board’s ongoing process of continually improving governance and other practices. Specifically, the Board and management regularly review stockholder input to evaluate any identified issues and concerns. The Board responds to stockholders, as appropriate, with continued discussion and enhancements to policy, practices, and disclosure.

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Ongoing Engagement and Board Reporting

Executives and management from ConocoPhillips’ investor relations, sustainable development, human resources, and legal groups and, when appropriate, directors meet with stockholders regularly on a variety of topics. Management provides reports to the Board and its committees regarding the key themes and results of these conversations, including typical investor concerns and questions, emerging issues, and pertinent corporate governance matters.

In 2024, we actively reached out to investors owning approximately 50 percent of our stock to invite them to participate in in-depth discussions with our engagement team. We gained valuable feedback during these discussions, which was shared with the Board and its relevant committees.

Board Responsiveness

Our Board is committed to constructive engagement with investors. We regularly evaluate and respond to the views expressed by our stockholders. This dialogue has led to enhancements in our corporate governance, environmental, social, and executive compensation activities that the Board believes are in the best interest of ConocoPhillips and our stockholders.

We contacted stockholders representing approximately 50% of shares outstanding	We held meetings with stockholders representing approximately 40% of shares outstanding 80% of our institutional base
Our 2024 Governance Leadership Team

●  Vice President & Deputy General Counsel, Corporate & Tech/IP

●  Vice President, Investor Relations

●  Vice President, Sustainable Development

●  General Manager, Compensation and Benefits

●  General Manager, HR

●  Chief Diversity Officer

●  Independent Lead Director, Robert A. Niblock (select attendance)

Topics Discussed
● Our strategy and value proposition ● Sustainability ● Governance ● Executive compensation ● Human capital management

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What We Learned

Strategy

●	Stockholders appreciated the opportunity to be updated on our strategy.
●	Several stockholders asked questions about Marathon Oil, including potential impacts to Board composition and ESG ambitions.

Sustainability

●	Stockholders supported our climate strategy and consistently commented on the quality of our SD Report, particularly on our methane disclosures.
●	The majority of calls featured discussions about our GHG target framework, with specific questions on line of sight to 2030 targets, the impact of Marathon Oil acquisition, and emissions reduction challenges post-2030.

Executive Compensation

●	The majority of stockholders either had no questions or concerns about our compensation or indicated support of programs and recent changes.
●	Stockholders remain supportive of how we have tied ESG goals into our short-term incentive program.
For the 2024 Proxy Statement, we received a stockholder proposal asking stockholders to vote in favor of requesting the Human Resources and Compensation Committee to consider eliminating greenhouse gas reduction targets from compensation programs. The proposal failed to receive significant support, with less than 1% of stockholders indicating support for the proposal as submitted. During engagements in 2024, an overwhelming majority of our stockholders expressed continued support for linking our compensation to our climate commitments.

Human Capital Management

●	Stockholders remain interested in human capital management topics and expressed interest in our employee opinion survey (Perspectives), including how we measure and analyze employee engagement. See “A Compelling Culture” on page 48.
●	Stockholders continued to be interested in our ability to attract and retain a qualified workforce. See “Attracting a World-Class Workforce” and “Valuing Our People” on page 48.

Governance

●	Stockholders were interested in our board refreshment and candidate selection process. See “Board Composition and Refreshment” on page 31.
●	Stockholders expressed overwhelming support for our election of Nelda J. Connors and asked questions about our onboarding process for new directors. See “Director Onboarding and Education” on page 32.

Code of Business Ethics and Conduct

ConocoPhillips has adopted a worldwide Code of Business Ethics and Conduct, which applies to all directors, officers, and employees. The Code of Business Ethics and Conduct is designed to help resolve ethical issues in an increasingly complex global business environment and covers topics such as conflicts of interest, insider trading, competition and fair dealing, discrimination and harassment, confidentiality, payments to government personnel, anti-boycott laws, U.S. embargoes and sanctions, compliance procedures, employee complaint procedures, expectations for supervisors, internal investigations, use of social media, and money laundering. In accordance with good corporate governance practices, we periodically review and revise the Code of Business Ethics and Conduct as necessary.

The Code of Business Ethics and Conduct is posted on our website under “Investors > Corporate Governance.” Any amendments to the Code of Business Ethics and Conduct or waivers of it for our directors and executive officers will be posted on our website promptly to the extent required by law. Stockholders may request printed copies of our Code of Business Ethics and Conduct by following the instructions located under “Available Information and Q&A About the Annual Meeting and Voting” beginning on page 127.

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Commitment to Our Culture

We believe our performance is not merely about what we do, but how we do it. The way we do our work is what sets us apart and drives our performance. We run our business under a set of guiding principles we call our SPIRIT Values — Safety, People, Integrity, Responsibility, Innovation, and Teamwork. See “Human Capital Management” on page 47.

We know that our people are one of our greatest assets. Our reputation and integrity require that each employee, officer, director, and those working on our behalf maintain personal responsibility for ethical business conduct. We respect one another and have created an inclusive environment that reflects the different backgrounds, experiences, ideas, and perspectives of our employees. We recognize that a strong corporate culture is critical to our long-term success. Senior management is influential in defining and shaping our corporate culture and sets the expectations and tone for an ethical work environment. Our Board also provides valuable oversight in assessing and monitoring our corporate culture. ConocoPhillips has a long-standing commitment to ensuring respectful, fair, and nondiscriminatory treatment for all employees and maintaining a workforce that is free from all forms of unlawful conduct.

POLICIES AND TRAINING	BOARD OVERSIGHT	INTERNAL RESOURCES	INVESTIGATIVE PROCESSES
● Code of Business Ethics and Conduct; mandatory annual attestations completed by all employees ● Workplace Harassment Prevention Training required for all employees
●
Audit and Finance Committee provides oversight to Global Compliance & Ethics (“GC&E”) organization
●
Five regularly scheduled in-person Committee/Board meetings throughout the year, plus additional Committee meetings as needed
●
Compliance program activity, key metrics and aggregate investigative updates shared with the Audit and Finance Committee

●
Multiple avenues to seek guidance or report workplace ethical concerns
●
Ethics Helpline, accessible by phone or online
●
Employees can also report concerns to Supervisors, Human Resources representatives, or directly to GC&E

●
Fair and confidential investigative processes conducted by an independent investigator
●
Anonymous reporting always available; zero tolerance for retaliation
●
GC&E reviews all investigation summaries and recommendations to ensure global consistency

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Human Capital Management

Our strategy, performance, culture and reputation are fueled by our workforce. The people of ConocoPhillips have always been the heart of our company, and we recognize that attracting, retaining and developing a world-class workforce is a competitive imperative within our complex industry.

Governance

Our ELT and Board of Directors help set our HCM strategy and drive accountability for meaningful progress. Our HCM programs are managed by our human resources function with support from business leaders across the company and are regularly reviewed by the Board of Directors.

Key Elements of Our HCM Strategy

We depend on our workforce to successfully execute our company’s strategy, and we recognize the importance of creating a workplace where our people feel valued. Our HCM approach is built around three pillars that we believe are necessary for success: a compelling culture, attracting a world-class workforce, and valuing our people. Each of these pillars is described in more detail below and is subject to oversight by our HRCC of the Board of Directors.

VALUES AND PRINCIPLES

Our human capital management (“HCM”) approach is based on our core SPIRIT Values and is responsive to feedback from key stakeholders. Our SPIRIT Values — Safety, People, Integrity, Responsibility, Innovation, and Teamwork — set us apart, align our workforce and provide a foundation for our culture. These values set the tone for how we interact with all our stakeholders, internally and externally. We believe a safe organization is a successful organization and we prioritize personal and process safety across the company.

A COMPELLING CULTURE	ATTRACTING A WORLD-CLASS WORKFORCE	VALUING OUR PEOPLE
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SPIRIT Values guide our actions and behaviors
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Employee engagement surveys are used to establish meaningful cultural action plans tied to employee feedback
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Data analytics track key workforce and engagement metrics
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Office improvement and integration projects enhance our employees’ workplace experience

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We have consistent and fair recruitment and selection practices to meet our business needs
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Building broad talent pipelines through active membership with trade associations, nonprofit organizations and significant long-standing partnerships with universities
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U.S. Summer Internship Program offers university students a compelling, hands-on experience
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Strategic process for allocating university contributions budget supports investment in strengthening and expanding our future talent pools

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Employees are empowered to navigate their careers through an internal resource website of curated career development resources
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Robust succession planning process promotes business continuity and develops employees for critical roles
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Hands-on Talent Management Teams (TMTs) guide employee development
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Employees are rewarded for contributing to our success through:
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Competitive, performance-based compensation packages; global equitable pay practices
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Compensation programs linking individual and company performance
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Inclusive global benefits informed by external market practices and employee needs and feedback
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Real-time recognition programs
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Global wellness programs addressing physical and mental well-being

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A Compelling Culture

How we do our work is what sets us apart and drives our performance. As our industry evolves, we need a workforce equipped to address new opportunities and challenges. Our success depends on our people. Effectively engaging, developing and rewarding our employees is a priority for us. Together, we deliver strong performance while embracing our core cultural attributes.

At an enterprise level, we foster an inclusive culture through:

●	Performance management: All employees receive a “how” rating as part of our performance management process. This rating holds our workforce and our leaders accountable for behaviors, including those that contribute to an inclusive culture.
●	Recognition: We offer multiple tools for employee and team recognition for outstanding performance. Our supervisor-and employee-driven internal recognition program, The Mark Award, enables employees to recognize their peers for individual accomplishments through monetary and non-monetary awards for going above and beyond in their day-to-day work or completing significant project milestones. In addition, the company hosts the annual SPIRIT of Performance Awards that celebrate teams and individuals that demonstrate excellence and impact.
●	Employee Resource Groups: We sponsor broad participation in our Employee Resource Groups and align their work to specific focus areas – such as increasing access to leaders and expanding development opportunities – that add value to both employees and the company.

We measure and assess employee satisfaction and engagement through ConocoPhillips’ Perspectives surveys. Our leaders review the survey feedback to guide priorities and goals. We transparently share our survey results internally with all employees and look for incremental progress on key drivers of employee satisfaction over time. We compare our results with global and industry benchmark data to understand our competitive position and provide transparency on our internal metrics against our peers.

Attracting a World-Class Workforce

Our continued success requires a skilled global workforce. Our SPIRIT Values help to cultivate an inclusive environment where everyone can contribute, promoting innovation and leading to better business outcomes. This helps us attract a workforce equipped to address new opportunities and challenges that we face in a complex industry. We recruit experienced hires to help us sustain a broad range of expertise, and partner with universities and organizations to create a pipeline of early-career talent. We strive to ensure fair and consistent practices in our recruitment process and conduct talent assessments to meet our business needs. We monitor recruitment metrics and track voluntary turnover to guide our retention activities.

Valuing Our People

EMPLOYEE ENGAGEMENT AND DEVELOPMENT

We engage and develop our workforce through on-the-job learning, formal training, ongoing feedback, and coaching and mentoring. Additionally, we use a performance management program focused on merit, objectivity, credibility and transparency.

Skills-based TMTs guide employee development and career progression, help identify workforce planning needs and assess the availability of critical skill sets. Succession planning is a top priority for management and the Board of Directors to ensure talent readiness and availability for leadership roles.

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Spotlight Story:

Launching My Career

In October 2024, we launched My Career, our new internal, one-stop shop career development resource site to help employees navigate their careers at ConocoPhillips.

Career development has been an enterprise-wide focus area for the ELT following the 2023 and 2024 Perspectives surveys. Comments indicated that employees are seeking more clarity and information on the many ways to develop at ConocoPhillips, from career path options and cross-functional roles to mentorship, networking and accessible training opportunities.

The My Career site addresses this feedback by centralizing career development resources and providing global employees at all levels easy access to guidance, curated tools and actionable suggestions to help them be intentional about their development. Our goal is to equip employees and supervisors with the information needed to have meaningful career conversations and to know what career options exist to make informed decisions about career paths.

COMPENSATION, BENEFITS, AND WELL-BEING

We offer competitive, performance-based compensation packages and have global equitable pay practices. Our compensation programs generally include base pay, the VCIP and, for eligible employees, the Restricted Stock Unit (RSU) program. Our retirement and savings plans support employees’ financial futures and are competitive within local markets.

We routinely benchmark our global compensation and benefits programs to ensure they are competitive and meet the needs of our employees. We provide flexible work schedules and competitive time off, including parental leave in many locations. We also provide coverage for disability support, elder care, and childcare, including onsite childcare, where access to quality childcare locally is a challenge.

Our global wellness programs include biometric screenings and fitness challenges. All employees have access to our employee assistance program, and many of our locations offer custom mental well-being programs.

External Recognition

●Forbes’ America’s Best Companies 2025	●Fortune’s 2024 World’s Most Admired Companies

Public Policy Engagement

Legislators and regulators govern all aspects of our industry and have considerable influence on our success. Accordingly, senior leadership and our Board encourage involvement in governmental activities that advance ConocoPhillips’ goals. As a company, we engage in activities that include lobbying government officials, contributing to candidates and political organizations from our corporate treasury and our employee political action committee, and participating in trade associations in order to champion policy solutions that are in the best interests of the company.

The Board’s Public Policy and Sustainability Committee has approved policies and guidelines to help ConocoPhillips maintain alignment with our SPIRIT Values, policy principles, and compliance with local, state, and federal laws that govern corporate involvement in activities of a political or public policy nature. The Board’s Public Policy and Sustainability Committee also has oversight of these plans and processes. In addition, all of these activities are carefully managed by our Government Affairs division in an effort to yield the best business result for ConocoPhillips and to satisfy the various reporting requirements. To learn more about our public policy engagement and view our disclosures related to candidates, political organizations, and trade associations, please visit www.conocophillips.com under “Sustainability > Integrating Sustainability > Sustainable Development Governance > Policies and Positions.”

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Communications with the Board of Directors

Stockholders and interested parties may write or call our Board by contacting our Corporate Secretary as provided below:

Write to: ConocoPhillips Board of Directors c/o Corporate Secretary ConocoPhillips P.O. Box 4783 Houston, TX 77210-4783	Call: (281) 293-3030	Email: boardcommunication@ conocophillips.com	Annual Meeting Website: www.conocophillips.com/ annualmeeting

Relevant communications will be distributed to the full Board or to individual directors, as appropriate. The Corporate Secretary will not forward business solicitations or advertisements, junk mail and mass mailings, new product suggestions, product complaints, product inquiries, résumés, and other forms of job inquiries, surveys, or communications that are unduly hostile, threatening, illegal, or similarly unsuitable. Any communication that is filtered out is available to any director upon request.

Director Compensation

Our non-employee director compensation program consists primarily of an equity component and a cash component, which is detailed below.

Objectives and Principles

The Board’s goal in designing non-employee director compensation is to provide a competitive program that will enable us to attract and retain highly skilled individuals with relevant experience to oversee ConocoPhillips’ strategic direction. Our compensation program also reflects the time and talent required to serve on the board of a complex, multinational corporation. The Board seeks to provide sufficient flexibility in the form of compensation to meet directors’ varying needs while ensuring that a substantial portion of compensation is linked to the long-term success of ConocoPhillips.

The Board approves levels of compensation after a recommendation from the Committee on Directors’ Affairs, which conducts an annual review with an independent compensation consultant. In 2024, the Committee on Directors’ Affairs met with an independent compensation consultant to review the non-employee director compensation program and to determine whether to recommend any changes to that program. The review included comparisons of director compensation levels with the compensation reference group. See “Setting Target Compensation — Compensation Reference Group” beginning on page 76. The consultant noted that our director compensation program was within the limits set out in the stockholder-approved 2023 Omnibus Stock and Performance Incentive Plan under which director awards are made. Effective for 2024, the Board approved an annual international director fee of $10,000 for directors whose primary residence is outside the U.S. in recognition of the additional time and effort that is required to travel more extensively to attend Board and committee meetings.

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Equity Compensation

Non-employee directors receive an annual grant of restricted stock units with an aggregate value of $220,000 on the date of grant. The restricted stock units are fully vested at grant and are credited with dividend equivalents in the form of additional restricted stock units, but they cannot be sold or otherwise transferred. In the case of any newly elected directors, the initial annual equity grant is prorated for the year of election from and including the month of election.

Prior to each annual grant, a director may elect the schedule on which the transfer restrictions will lapse. When restrictions lapse, a director will receive unrestricted shares of ConocoPhillips stock in exchange for his or her restricted stock units. Regardless of the schedule a director elects, all restrictions on a director’s restricted stock units will lapse in the event of the director’s retirement, disability, or death, or upon a change in control of ConocoPhillips, unless the director has elected to defer receipt of the shares until a later date. Directors forfeit restricted stock units if, before restrictions lapse (and prior to any change in control), the Board finds sufficient cause for forfeiture.

Compensation Overview

The non-employee director compensation program, as approved by the Board, consists of the following annual compensation:

●	Cash compensation — $115,000
●	Grant of Restricted Stock Units — $220,000
●	Lead Director — $50,000
●	Chair of the Audit and Finance Committee — $35,000
●	Chair of the Human Resources and Compensation Committee — $27,500
●	Chair of the Public Policy and Sustainability Committee — $27,500
●	Chair of the Committee on Directors’ Affairs — $20,000
●	All other Audit and Finance Committee members — $10,000
●	All other Human Resources and Compensation Committee members — $7,500
●	All other Public Policy and Sustainability Committee members — $7,500
●	All other Committee on Directors’ Affairs members — $5,000
●	International Director Fee — $10,000

CASH COMPENSATION

Cash compensation is generally payable in monthly installments. Each director may elect, on an annual basis, to receive all or part of the cash compensation in unrestricted stock or restricted stock units or to have the amount credited to a deferred compensation account. Any such unrestricted stock or restricted stock units will be issued on the last business day of each month and valued using the average of the high and the low market prices of ConocoPhillips common stock on such date. The restricted stock units issued in lieu of cash compensation are subject to the same restrictions as the annual restricted stock units described under “Equity Compensation” above.

Deferral of Compensation

Non-employee directors can elect to defer their cash compensation into the Deferred Compensation Plan for Non-Employee Directors of ConocoPhillips (“Director Deferral Plan”). Deferred amounts are deemed to be invested in various mutual funds and similar investment choices, including ConocoPhillips common stock, as selected by the director from a prescribed list.

Matching Gift Program

Active non-employee directors are eligible to participate in the ConocoPhillips Matching Gift Program. This program provides a dollar-for-dollar match of a donation of cash or securities (up to a maximum of $10,000 annually per donor) to tax-exempt charities and educational institutions, excluding religious, political, fraternal, or athletic organizations. The Board believes the Matching Gift Program is consistent with ConocoPhillips’ commitment to social responsibility.

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Other Compensation

We provide transportation or reimburse the cost of transportation when a non-employee director travels on ConocoPhillips business, including to attend meetings of the Board or a committee. From time to time, spouses and other guests of directors may be invited to attend certain meetings at the request of the Board. The Board believes this creates a collegial environment that enhances the effectiveness of the Board. If spouses or other guests are invited to attend meetings, ConocoPhillips reimburses directors for the out-of-pocket cost of the additional travel and related incidental expenses. Any such reimbursement is treated by the Internal Revenue Service as taxable income to the applicable director. Non-employee directors do not receive gross-ups to compensate for the resulting income taxes except in connection with the presentation of retirement and certain other gifts.

Stock Ownership

Each non-employee director is expected to own ConocoPhillips stock in the amount of the aggregate annual equity grants received during his or her first five years on the Board. Directors are expected to reach this level of target ownership within five years after joining the Board. Actual shares of stock, restricted stock, or restricted stock units, including deferred stock units, may be counted in satisfying the stock ownership guidelines. The holdings of each of our directors currently meet or exceed these guidelines.

Non-Employee Director Compensation Table(1)

Name	Fees Earned or Paid in Cash(2)	Stock Awards(3)(4)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation on Earnings	All Other Compensation(5)	Total
D.V. Arriola	$132,500	$220,039	$ —	$ —	$ —	$33,625	$386,164
N.J. Connors	44,364	73,412	—	—	—	22,459	140,235
G. Huey Evans	137,500	220,039	—	—	—	—	357,539
J.A. Joerres	147,500	220,039	—	—	—	—	367,539
W.H. McRaven	132,500	220,039	—	—	—	29,341	381,880
S. Mulligan	132,500	220,039	—	—	—	—	352,539
E.D. Mullins (resigned)(6)	76,511	220,039	—	—	—	5,203	301,753
A.N. Murti	157,500	220,039	—	—	—	5,934	383,473
R.A. Niblock	193,072	220,039	—	—	—	10,000	423,111
D.T. Seaton	137,500	220,039	—	—	—	16,577	374,116
R.A. Walker	132,500	220,039	—	—	—	—	352,539
(1)	Ryan Lance and Timothy Leach serve as directors and also as employees of ConocoPhillips. They are not included in this table because all of the compensation they receive from the company is for services they provide as employees; they do not receive any additional compensation for their services as directors. The compensation Mr. Lance received as an employee is summarized starting on page 95. Mr. Leach is not an executive officer, and the compensation he received as an employee in 2024 is summarized below.
●	Salary: $761,396(a)
●	Bonus: $1,500,000(b)
●	Stock Awards: $2,264,438(c)
●	Non-Equity Incentive Plan Compensation: $758,350(d)
●	Change in Pension Value and Nonqualified Deferred Compensation Earnings: $0
●	All Other Compensation: $492,566(e)
●	Total: $5,776,750

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(a)	Includes any amounts that were voluntarily deferred under the Key Employee Deferred Compensation Plan.
(b)	Includes the second and final installment of the payment due under the non-compete, non-solicitation, and confidentiality agreement as outlined in Exhibit 10.1 to our Quarterly Report on Form 10-Q for the period ending June 30, 2022. If Mr. Leach breaches this agreement, he is required to repay any amounts previously paid to him under the agreement.
(c)	Amount represents the aggregate grant date fair value of awards made under the Performance Share Program (“PSP”) and the Executive Restricted Stock Unit Program (“ERSUP”), as determined in accordance with FASB ASC Topic 718. See the “Employee Benefit Plans” section of Note 15 in the Notes to Consolidated Financial Statements in ConocoPhillips’ 2024 Annual Report on Form 10-K for a discussion of the relevant assumptions used in this determination. For the awards granted for PSP 24 and for 2024 restricted stock units (“RSUs”) under the ERSUP, the grant date fair value was $110.385, but as noted in the Equity Grant Practices outlined on page 93 awards are granted using the average of the closing prices on the 10 trading days preceding the date of grant ($111.79). The difference between these values can increase or decrease the reported amounts from year to year even if target compensation does not change. For 2024, Mr. Leach received a grant of 7,164 RSUs under the ERSUP with a value of $790,798. Mr. Leach received a target grant of 13,350 performance stock units for PSP 24 for the January 2024 – December 2026 performance period with a value of $1,473,640. The PSP grant is valued at target because it is most probable at the setting of the target for the applicable performance periods that targets will be achieved. If payout was made at maximum levels for company performance the number of performance stock units and value would double from the target, although the value of the actual payout would be dependent upon the stock price and accrued dividend equivalent units at the time of the payout. If payout was made at minimum levels, the number of performance stock units and value would be reduced to zero.
(d)	The amount shown includes amounts paid under the VCIP.
(e)	Includes $181,701 related to pre-approved personal travel on company aircraft, based on the approximate aggregate incremental cost to ConocoPhillips for such personal use, including travel for any family member or personal guest. Approximate aggregate incremental cost has been determined by calculating the variable costs for each aircraft during the year, dividing that amount by the total number of miles flown by that aircraft, and multiplying the result by the miles flown for personal use during the year. However, where there were identifiable costs related to a particular trip — such as fuel, airport landing fees or food and lodging for aircraft personnel who remained at the location of the personal trip — those amounts are separately determined and included. The amounts shown include incremental costs associated with flights to the hangar or other locations without passengers (commonly referred to as “deadhead” flights) arising from the non-business use of the aircraft. Mr. Leach has entered into an aviation lease agreement with the company under which reimbursement, subject to FAA limitations, is provided for certain flights which are personal in nature. Amounts included reflect aggregate incremental cost net of reimbursements. Lease reimbursements are allocated to the flight to which they relate but may be paid in a different year due to lease administration. Also includes $4,578 for the aggregate incremental cost of premiums paid by ConocoPhillips for executive group life insurance (coverage equal to two times annual salary) versus the cost of basic life insurance provided to non-executive employees (coverage equal to annual salary). Also includes $58,650 of company contributions under the company’s tax qualified savings plan. Under the terms of its tax-qualified defined contribution plan, ConocoPhillips makes matching contributions and nonelective allocations to the accounts of its eligible employees, including Mr. Leach. Mr. Leach is fully vested in his benefits under the company’s tax-qualified defined contribution plan. Also includes $109,936 of company contributions to non-qualified defined contribution plans. Under the terms of its nonqualified defined contribution plans, ConocoPhillips makes contributions to the accounts of its eligible employees, including Mr. Leach. His contributions under the nonqualified defined contribution plans include matching and company retirement (in lieu of pension) contributions that cannot be made to the company’s tax qualified defined contribution plan due to limitations imposed by the Internal Revenue Code. Mr. Leach is fully vested in his benefit under the company’s nonqualified defined contribution plans. The company’s defined contribution nonqualified deferred compensation plans allow hypothetical investment of deferred amounts in a broad range of mutual funds or other market-based investments, including ConocoPhillips stock. As market-based investments, none of these provide above-market return. Also includes $38,988 of other perquisites and personal benefits including board fees for service on community, university, and philanthropic organizations at the request of the company; the cost of presentations made to employees and their spouses at company meetings or events; reimbursements for the cost of spousal and other guests attendance at such meetings or events; and the aggregate incremental cost of any other personal benefits or perquisites not integrally and directly related to the performance of the executive’s duties arising from such presentations, meetings, or events, primarily food, drink and transportation. Also includes $73,098 in security costs, primarily related to protection services provided under our Comprehensive Security Program if a risk assessment indicated that enhanced procedures were warranted. Amounts also include $25,615 for tax gross up payments by ConocoPhillips relating to certain taxes incurred by the employee. These taxes arise primarily when ConocoPhillips requests family members or other guests to accompany the employee to a function, and, as a result, the employee is deemed to make a personal use of company assets (for example, when a spouse accompanies an employee on a company aircraft). ConocoPhillips believes such expenses are appropriately characterized as a business expense, and, if the employee has imputed income in accordance with the applicable tax laws, ConocoPhillips will generally reimburse any increased tax costs.

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As of December 31, 2024, Mr. Leach had 73,195(i) Shares or Units of Stock that Have Not Vested and 27,289(ii) Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested. Outstanding equity awards made to Mr. Leach include long-term incentive awards payable under the PSP and long-term time-vested awards under the ERSUP. Awards continue to have restrictions upon transferability. The market value of these awards as of December 31, 2024 (see footnotes i and ii below) is based on a market value of $99.17 per share (the closing stock price of the company’s common stock on December 31, 2024). The number of shares or units shown is rounded to the nearest whole share, but the related value is based on the actual number of shares (including fractional shares), with aggregate value rounded to the nearest dollar.
(i)	Includes 20,179 RSUs related to the grant in 2022 under the ERSUP that will be settled in shares; 7,007 RSUs related to the grant in 2023 under the ERSUP that will be settled in shares; 7,091 RSUs related to the grant in 2024 under the ERSUP that will be settled in shares; and 38,918 RSUs related to grants for the PSP 22 target award. These awards have a market value as of December 31, 2024, of $7,258,755. The actual payouts with regard to the targets for PSP 22 were approved by the HRCC at its February 2025 meeting, and, pursuant to that decision, Mr. Leach received a payout of 44,366 units. Restrictions on the PSP 22 lapsed on February 11, 2025, and the award settled in cash, although the employee may have elected, prior to the beginning of the performance period, to have some or all of the settlement deferred into the KEDCP. Subsequent elections may also impact the final timing of the payout of these awards. Under the ERSUP, stock awards are made in the form of RSUs. The terms and conditions of those units require restriction on transferability, which lapse three years from the anniversary of the grant date. Forfeiture is expected to occur at separation from service if the separation is not the result of death, disability, layoff, or retirement after the executive has reached the age of 55 with five years of service, or after a change in control, although the HRCC has the authority to waive forfeiture. Upon lapse of restrictions, settlement is made in stock. RSUs have no voting rights. Dividend equivalents, if any, on RSUs held are reinvested in additional RSUs. Dividend equivalents are paid at the same time and the same rate as dividends on common stock are paid, not at a preferential rate.
(ii)	Includes 13,562 target performance unit awards under the PSP for the ongoing performance period beginning January 2023 and 13,727 target performance unit awards under the PSP for the ongoing performance period beginning January 2024. Based on target performance, these awards have a market value as of December 31, 2024, of $2,706,237. There is no assurance that these awards will be granted at, below, or above target after the end of the relevant performance periods because determination of whether to make an actual grant to, and the amount of any actual grant for Mr. Leach is within the discretion of the HRCC. Mr. Leach’s awards under the PSP are made in the form of performance stock units that are subject to restrictions on transferability that lapse three years after the grant date. Forfeiture is expected to occur if the separation is not the result of death, disability, layoff, or retirement after the executive has reached the age of 55 with five years of service, or after a change in control, although the HRCC has the authority to waive forfeiture. The awards will be settled in cash and have no voting rights. The awards accrue dividend equivalents that, during the performance period, are reinvested in additional performance stock units. Dividends or dividend equivalents are not paid at preferential rates, and dividend equivalents are paid at the same time as dividends on common stock.
In 2024, Mr. Leach had 273 shares acquired on award vesting and delivery at a realized value of $30,935. This value represents restricted stock units for the ERSUP award in 2024 for which restrictions were lapsed in order to satisfy required tax withholding.
(2)	The non-employee director compensation program, as approved by the Board, consists of the following cash compensation:
●	Non-employee director annual cash compensation — $115,000
●	Lead Director — $50,000
●	Chair of the Audit and Finance Committee — $35,000
●	Chair of the Human Resources and Compensation Committee — $27,500
●	Chair of Public Policy and Sustainability Committee — $27,500
●	Chair of Committee on Directors’ Affairs — $20,000
●	All other Audit and Finance Committee members — $10,000
●	All other Human Resources and Compensation Committee members — $7,500
●	All other Public Policy and Sustainability Committee members — $7,500
●	All other Committee on Directors’ Affairs members — $5,000
●	International Director Fee — $10,000
Amounts shown include prorated amounts attributable to time served on the board and committee assignments, which may occur during the year. Amounts shown in the Fees Earned or Paid in Cash column include any amounts that were voluntarily deferred to the Director Deferral Plan, received in ConocoPhillips common stock, or received in restricted stock units. Mr. Mullins received 100 percent of his cash compensation in common stock in 2024, Ms. Connors received 100 percent of her cash compensation in restricted stock units in 2024, and Mr. Niblock received 50 percent of his cash compensation in restricted stock units in 2024, with an aggregate grant date fair value as shown in the table. All other directors received their cash compensation in cash or deferred such amounts into the Director Deferral Plan.
(3)	Amounts represent the aggregate grant date fair value of stock awards granted under our non-employee director compensation program as determined in accordance with FASB ASC Topic 718. Each active non-employee director on January 15, 2024 received a 2024 annual grant of restricted stock units on that date with an aggregate value of $220,000 based on the average of the high and low price for our common stock, as reported on the NYSE, on the grant date. Ms. Connors joined the board on September 3, 2024, and received a pro rata grant of restricted stock units on that date with an aggregate value of $73,333 based on the average of the high and low price for our common stock, as reported on the NYSE, on the grant date. These grants are made in whole shares, with fractional share amounts rounded up, resulting in a grant of shares with the fair values shown in the table.

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(4)	The following table reflects, for each non-employee director, the aggregate number of stock awards outstanding as of December 31, 2024:

Name	Number of Deferred Shares or Units of Stock
D.V. Arriola	4,672
N.J. Connors	1,094
G. Huey Evans	47,425
J.A. Joerres	21,633
W.H. McRaven	20,490
S. Mulligan	21,137
E.D. Mullins (resigned)	2,016
A.N. Murti	52,727
R.A. Niblock	89,258
D.T. Seaton	12,357
R.A. Walker	12,357
(5)	The following table reflects, for each non-employee director, the items contained in All Other Compensation.

Name	Tax Reimbursement Gross-Up(a)	Gifts(b)	Other Compensation(c)	Matching Gift Amounts(d)	Total
D.V. Arriola	$—	$—	$24,966	$8,659	$33,625
N.J. Connors	—	—	12,459	10,000	22,459
G. Huey Evans	—	—	—	—	—
J.A. Joerres	—	—	—	—	—
W.H. McRaven	2,050	2,975	24,316	—	29,341
S. Mulligan	—	—	—	—	—
E.D. Mullins (resigned)	2,123	3,080	—	—	5,203
A.N. Murti	3,059	2,875	—	—	5,934
R.A. Niblock	—	—	—	10,000	10,000
D.T. Seaton	—	—	16,577	—	16,577
R.A. Walker	—	—	—	—	—
(a)	The amounts shown are for payments by ConocoPhillips relating to certain taxes incurred by the director for imputed income. These occurred when a service gift presentation was made to Mr. Mullins upon his resignation from the Board and for gift presentations to Mr. Murti and Mr. McRaven for their participation as keynote speakers at employee leadership meetings. The fair value of the gifts were imputed to their income. In such circumstances, if a director is imputed income in accordance with applicable tax laws, ConocoPhillips generally will reimburse the director for the resulting increased tax costs. All such tax reimbursements have been included above.
(b)	The amount is the fair value of gift presentations to directors. The gifts were to recognize Mr. Mullins for his service on the Board upon his resignation and for Mr. Murti and Mr. McRaven for their participation as keynote speakers at employee leadership meetings.
(c)	The amounts shown include incremental amounts when, following a board or other company meeting, the director was returned to a location other than their point of origin or their tax home and therefore considered to be a personal accommodation or when, in route to or from a board or other company meeting, a personal accommodation was made to make more efficient use of a director’s time and travel requirements. In the event corporate aircraft was used, approximate aggregate incremental cost has been determined by calculating the variable costs for each aircraft during the year, dividing that amount by the total number of miles flown by that aircraft, and multiplying the result by the miles flown for personal use during the year. However, where there were identifiable costs related to a particular trip — such as fuel, airport landing fees or food and lodging for aircraft personnel who remained at the location of the personal trip — those amounts are separately determined and included. The amounts shown include incremental costs associated with related flights to the hangar or other locations without passengers (commonly referred to as “deadhead” flights). Amounts reported in this column also include other perquisites and personal benefits including the cost of presentations made to directors and their spouses at Company meetings or events, reimbursements for the cost of spousal or other guests attendance at such meetings or events, and the aggregate incremental cost of any other personal benefit or perquisites not integrally and directly related to the performance of the director’s duties arising from such presentations, meetings, or events, primarily food, drink and transportation.

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Corporate Governance at ConocoPhillips

(d)	ConocoPhillips maintains a Matching Gift Program under which we match certain gifts by directors to charities and educational institutions, excluding religious, political, fraternal, or athletic organizations, that are tax-exempt under Section 501(c)(3) of the Internal Revenue Code of the United States or meet similar requirements under the applicable law of other countries. For active directors, the program matches up to $10,000 in each program year. Administration of the program can cause us to pay more than $10,000 in a single fiscal year due to a lag in processing claims. The amounts shown are for the actual payments by ConocoPhillips in 2024. As indicated above, Mr. Lance and Mr. Leach are eligible for the Matching Gift Program as employees rather than as directors.
(6)	Mr. Mullins resigned from the Board on June 26, 2024. The amounts in the table above include his prorated compensation reflecting the portion of 2024 that he served as a director.

56     ConocoPhillips

Audit and Finance Committee Report

The Audit and Finance Committee (the “Audit Committee”) assists the Board in fulfilling its responsibility to provide independent, objective oversight for ConocoPhillips’ financial reporting functions and internal control systems.

The Audit Committee currently consists of six non-employee directors. The Board has determined that each member of the Audit Committee satisfies the requirements of the NYSE as to independence and financial literacy. The Board has determined that at least one member, Arjun N. Murti, is an audit committee financial expert as defined by the SEC.

The responsibilities of the Audit Committee are set forth in the written charter adopted by the Board and last amended on October 4, 2019. The charter is available on our website at www.conocophillips.com under “Investors > Corporate Governance.”

THE AUDIT COMMITTEE’S RESPONSIBILITIES INCLUDE:

●	Discussing with management, the independent auditors, and the internal auditor the integrity of ConocoPhillips’ accounting policies, internal controls, financial statements, financial reporting practices, and select financial matters, including capital structure, complex financial transactions, financial risk management, retirement plans, and tax planning;
●	Reviewing, and coordinating the review by other committees of, significant corporate risk exposures and steps management has taken to monitor, control, and report such exposures;
●	Reviewing the qualifications, independence, and performance of our independent auditors and the qualifications and performance of our internal auditors and chief compliance officer;
●	Reviewing ConocoPhillips’ overall direction and compliance with legal and regulatory requirements and internal policies, including our Code of Business Ethics and Conduct;
●	Assisting the Board in fulfilling its oversight of enterprise risk management, particularly with respect to: (1) market-based risks; (2) financial reporting; (3) effectiveness of information systems and cybersecurity; and (4) commercial trading;
●	Discussing with management and the Chief Compliance Officer the implementation and effectiveness of our global compliance and ethics program; and
●	Maintaining open and direct lines of communication with the Board and management, our Compliance and Ethics Office, the internal auditors, and the independent auditors.

Management is responsible for preparing ConocoPhillips’ financial statements in accordance with generally accepted accounting principles, or GAAP, and for developing, maintaining, and evaluating our internal controls over financial reporting and other control systems. The independent registered public accounting firm is responsible for auditing the annual financial statements prepared by management, assessing the internal control over financial reporting, and expressing an opinion with respect to each.

One of the Audit Committee’s primary responsibilities is to assist the Board in its oversight of the integrity of ConocoPhillips’ financial statements. The following report summarizes certain of the Audit Committee’s activities in this regard for 2024.

Review with Management. The Audit Committee reviewed and discussed with management the audited consolidated financial statements included in ConocoPhillips’ Annual Report on Form 10-K for the year ended December 31, 2024, which included a discussion of the quality — not just the acceptability — of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures. The Audit Committee also discussed management’s assessment of the effectiveness of our internal control over financial reporting as of December 31, 2024, included in the financial statements.

2025 Proxy Statement     57

Audit and Finance Committee Report

Discussions with Internal Audit. The Audit Committee reviewed ConocoPhillips’ internal audit plan and discussed the results of internal audit activity throughout the year. ConocoPhillips’ General Auditor met with the Audit Committee at every in-person meeting in 2024 and was available to meet without management present at each of these meetings.

Discussions with the Independent Registered Public Accounting Firm. The Audit Committee met throughout the year with Ernst & Young LLP (“EY”), ConocoPhillips’ independent registered public accounting firm, including meeting with EY at each in-person meeting; EY was also available to meet without management present at each of these meetings. The Audit Committee has discussed with EY the matters required to be discussed by standards of the Public Company Accounting Oversight Board, or PCAOB. The Audit Committee has received the written disclosures and the letter from EY required by PCAOB rules and has discussed with EY its independence from ConocoPhillips. In addition, the Audit Committee considered the non-audit services EY provides to ConocoPhillips and concluded that EY’s independence has been maintained.

Recommendation to the ConocoPhillips Board of Directors. Based on its review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in ConocoPhillips’ Annual Report on Form 10-K for the year ended December 31, 2024.

THE CONOCOPHILLIPS AUDIT AND FINANCE COMMITTEE

Arjun N. Murti, Chair

Dennis V. Arriola

Nelda J. Connors

William H. McRaven

Sharmila Mulligan

R.A. Walker

58     ConocoPhillips

Item 2: Proposal to Ratify the Appointment of Ernst & Young LLP

What am I Voting On?

The Audit Committee has appointed EY to serve as ConocoPhillips’ independent registered public accounting firm for fiscal year 2025. You are voting on a proposal to ratify such appointment.

What are the Audit Committee’s responsibilities with respect to the Independent Registered Public Accounting Firm?

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to audit our financial statements and has the authority to determine whether to retain or terminate the independent auditor.

The Audit Committee reviews the experience and qualifications of the senior members of the independent auditor’s team and is directly involved in the appointment of the lead audit partner. Neither the lead audit partner nor the reviewing audit partner performs audit services for ConocoPhillips for more than five consecutive fiscal years. The Audit Committee is also responsible for determining and approving the audit engagement fees and other compensation associated with retaining the independent auditor.

The Audit Committee has evaluated the qualifications, independence, and performance of EY and believes that continuing to retain EY to serve as our independent registered public accounting firm is in the best interest of ConocoPhillips’ stockholders.

What services does the Independent Registered Public Accounting Firm provide?

Audit services of EY for fiscal year 2024 included an audit of our consolidated financial statements, an audit of the effectiveness of our internal control over financial reporting, and services related to periodic filings made with the SEC. Additionally, EY provided certain other services as described on page 60.

2025 Proxy Statement     59

Item 2: Proposal to Ratify the Appointment of Ernst & Young LLP

How much was the Independent Registered Public Accounting Firm paid for 2024 and 2023?

EY’s fees for professional services totaled $15.5 million for 2024 and $13.7 million for 2023. EY’s fees for professional services included the following:

	2024		2023
Audit Fees	$14,000,000		$12,700,000
Fees for audit services, which related to the fiscal year consolidated audit, the audit of the effectiveness of internal controls, quarterly reviews, registration statements, comfort letters, statutory and regulatory audits, and related accounting consultations.
Audit Related Fees	$1,300,000		$900,000
Fees for audit-related services, which consisted of audits in connection with benefit plan audits, other subsidiary audits, special reports, asset dispositions, and related accounting consultations.
Tax Fees	$200,000		$100,000
Fees for tax services, which consisted of tax compliance services and tax planning and advisory services.
All Other Fees	—	(1)	—	(1)
Total	$15,500,000		$13,700,000
(1)	Fees for other services were negligible in 2024 and 2023

The Audit Committee has considered whether the non-audit services provided to ConocoPhillips by EY impaired EY’s independence and concluded they did not.

Who reviews these services and fees?

The Audit Committee has adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax, and other non-audit services that EY may provide to ConocoPhillips. The policy (1) identifies the guiding principles that must be considered by the Audit Committee in approving services to ensure that EY’s independence is not impaired; (2) describes the audit, audit-related, tax, and other services that may be provided and the non-audit services that are prohibited; and (3) sets forth pre-approval requirements for all permitted services. Under the policy, all services to be provided by EY must be pre-approved by the Audit Committee. The Audit Committee has delegated authority to review and approve services to its Chair. Any such approval must be reported to the entire Audit Committee at the next scheduled Audit Committee meeting.

Will a representative of Ernst & Young be present at the meeting?

One or more representatives of EY will be present at the Annual Meeting. The representative(s) will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present and entitled to vote on the proposal. If the appointment of EY is not ratified, the Audit Committee will reconsider the appointment.

FOR	The Audit and Finance Committee recommends you vote FOR the ratification of the appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for fiscal year 2025.

60     ConocoPhillips

Item 3: Advisory Approval of Executive Compensation

What am I Voting On?

Stockholders are being asked to vote on the following advisory resolution:
RESOLVED, that the stockholders approve the compensation of ConocoPhillips’ Named Executive Officers as described in the “Compensation Discussion and Analysis” section and in the tabular disclosures regarding Named Executive Officer compensation (together with the accompanying narrative disclosures) in this Proxy Statement.

ConocoPhillips is providing stockholders with the opportunity to vote on an advisory resolution, commonly known as “Say on Pay,” considering approval of the compensation of ConocoPhillips’ Named Executive Officers.

The Human Resources and Compensation Committee, which is responsible for the compensation of our executive officers, has overseen the development of a compensation program designed to attract, retain, and motivate executives who enable us to achieve our strategic and financial goals. The “Compensation Discussion and Analysis” and the tabular disclosures regarding Named Executive Officer compensation, together with the accompanying narrative disclosures, explain the trends in compensation and application of our compensation philosophies and practices for the years presented.

The Board believes that ConocoPhillips’ executive compensation program aligns the interests of our executives with those of our stockholders. Our compensation program is guided by the philosophy that ConocoPhillips’ ability to deliver on our disciplined, returns-focused strategy is driven by superior individual performance. The Board believes we must offer competitive compensation to attract and retain experienced, talented, and motivated employees. In addition, the Board believes employees in leadership roles within the organization are motivated to perform at their highest levels when performance-based pay constitutes a significant portion of their compensation. The Board believes that our philosophy and practices have resulted in executive compensation decisions that are aligned with company and individual performance, are appropriate in value, and have benefited ConocoPhillips and its stockholders.

What is the effect of this resolution?

Because your vote is advisory, it will not be binding upon the Board. However, the Human Resources and Compensation Committee and the Board will take the outcome of the vote into account when considering future executive compensation arrangements.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

FOR	The Board recommends you vote FOR the advisory approval of the compensation of ConocoPhillips’ Named Executive Officers.

2025 Proxy Statement     61

Role of the Human Resources and Compensation Committee

Authority and Responsibilities

The HRCC is responsible for providing independent, objective oversight for ConocoPhillips’ executive compensation programs, for developing and overseeing the development of a succession management plan for the CEO and Senior Officers, and for determining the compensation of our Senior Officers. Our internal guidelines define a Senior Officer as an employee who is a senior vice president or higher, any executive who reports directly to the CEO, or any other employee considered an officer under Section 16(b) of the Securities Exchange Act of 1934. In addition, the HRCC acts as administrator of the compensation programs and certain of the benefit plans for Senior Officers and as an avenue of appeal for current and former Senior Officers disputing compensation or certain benefits. Finally, the HRCC assists the Board in overseeing the integrity of ConocoPhillips’ executive compensation practices and programs described in the “Compensation Discussion and Analysis” beginning on page 63.

A complete listing of the authority and responsibilities of the HRCC is set forth in the written charter adopted by the Board and last amended on October 3, 2024, which is available on our website at www.conocophillips.com under “Investors > Corporate Governance.”

Members

The HRCC currently consists of six members. All members must meet the independence requirements for “non-employee” directors under the Securities Exchange Act of 1934 and for “independent” directors under the NYSE Listed Company Manual. The members of the HRCC and the member to be designated as Chair are reviewed and recommended annually by the Committee on Directors’ Affairs to the full Board.

Meetings

The HRCC holds regularly scheduled meetings in association with each regular Board meeting and meets by teleconference between such meetings as necessary. In 2024, the HRCC had 8 meetings. The HRCC reserves time at each regularly scheduled meeting to review matters in executive session with no members of management or management representatives present except as specifically requested by the HRCC. Additionally, the HRCC reviews and reports annually on the succession-planning process for the CEO and senior management and meets with the Lead Director at least annually to evaluate the performance of the CEO. More information regarding the HRCC’s activities at such meetings appears in the “Compensation Discussion and Analysis” beginning on page 63.

The HRCC is committed to a process of continuous improvement in exercising its responsibilities. To that end, the HRCC:

●

Routinely receives training regarding best practices for executive compensation;

●

With the assistance of management and consultants, independent compensation consultants, and, when deemed appropriate, independent legal counsel, regularly reviews its responsibilities and governance practices in light of ongoing legal and regulatory changes and trends in corporate governance;

●

Annually reviews its charter and proposes any desired changes to the Board;

●

Annually conducts an assessment of its performance that evaluates the effectiveness of its actions and seeks ideas to improve its processes and oversight; and

●

Regularly reviews and assesses whether our executive compensation programs are having the desired effects without encouraging an inappropriate level of risk.

62     ConocoPhillips

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes the material elements of the compensation of our Named Executive Officers (“NEOs”) and describes the objectives and principles underlying ConocoPhillips’ executive compensation programs, the compensation decisions we have recently made under those programs, and the factors we considered in making those decisions.

In 2024, our NEOs included the following:

Ryan M. Lance	William L. Bullock, Jr.	Nicholas G. Olds	Kelly B. Rose	Andrew M. O’Brien
Chairman and Chief Executive Officer	Executive Vice President and Chief Financial Officer	Executive Vice President, Lower 48	Senior Vice President, Legal, General Counsel and Corporate Secretary	Senior Vice President, Strategy, Commercial, Sustainability and Technology

Executive Overview	64

Our executive compensation philosophy is focused on linking pay with performance. It is designed to reflect appropriate governance practices, align with the needs of our business, and maintain a strong link between executive pay and successful execution of our strategy.

For an overview of ConocoPhillips and our operations, see page 7 of our Proxy Summary.

2024 Compensation Program Structure	64
2024 Say on Pay Vote Result, Stockholder Engagement, and Board Responsiveness	66
Strong Financial and Operational Performance in Line with Our Returns-Focused Value Proposition	68
Executive Compensation — Strategic Alignment	69
Philosophy and Principles of Our Executive Compensation Program	70
Majority of Executive Compensation is Performance Based	71
Components of Executive Compensation	71
Process for Determining Executive Compensation	74
2024 Executive Compensation Analysis and Results	83
Other Executive Compensation and Benefits	91
Executive Compensation Governance	92

2025 Proxy Statement    63

Compensation Discussion and Analysis

Executive Overview

2024 Compensation Program Structure

Each year the HRCC, advised by its independent compensation consultant and informed by feedback from stockholders, undertakes a rigorous process to establish and review executive compensation. The HRCC believes a substantial portion of our executive compensation should be equity-based and focused on rewarding long-term performance and furthermore, that this approach most closely aligns the interests of our top executives with those of our stockholders.

The four primary elements of our executive compensation program are designed to provide a target total value for compensation that is competitive with our peers and attracts and retains the talented executives necessary to manage a large and complex company like ConocoPhillips. The following chart summarizes the principal components of our executive compensation program and the performance drivers of each element.

2024 Element of Pay	Overview	Key Benchmarks/Performance Measures
Annual
Salary	Fixed cash compensation to attract and retain executives and balance at-risk compensation Range: Salary grade minimum/maximum	● Benchmarked to compensation reference group median; adjusted for experience, responsibility, performance, and potential
Variable Cash Incentive Program (VCIP)	Variable annual cash compensation to motivate and reward executives for achieving annual goals and milestones that are critical to our strategic priorities Range: 0% – 200% of target

●  Health, Safety, and Environmental (20%)

●  Operational (30%)

●  Financial — Absolute and Relative Adjusted ROCE (30%)

●  Strategic Milestones (10%)

●  Energy Transition Milestones (10%)(1)

One-year performance period

Long-Term Incentive Program (“LTIP”)

Variable long-term equity-based compensation to motivate and reward executives for achieving multi-year strategic priorities

Granted at the beginning of a three-year performance period with final cash payout following the conclusion of the performance period based on HRCC assessment of the pre-established corporate performance metrics and stock price value as of the settlement date

Range: 0% – 200% of total target award, inclusive of corporate performance adjustments

● Relative TSR (60%) ● Financial—Absolute and Relative Adjusted ROCE (40%)(2) ● Stock value Three-year performance period

Long-term equity-based compensation designed to encourage executive retention and promote stock ownership while incentivizing absolute performance that is aligned with stockholder interests

Annual award settles in stock on third anniversary of grant date based on stock value on the settlement date

Range: 0% – 100% of target

● Stock value Three-year cliff vesting

(1)	Beginning with the VCIP commencing in 2025, the Energy Transition Milestones metric is consolidated into the Strategic Milestones metric with a total weighting of 20% (see page 67).
(2)	The financial metric for PSP 22 and PSP 23 is Relative Adjusted ROCE only.

64     ConocoPhillips

Compensation Discussion and Analysis

2024 SHORT-TERM INCENTIVE (VCIP) PAYOUT

The HRCC carefully considered the final results of the metrics and, based on multiple reviews throughout the year, approved a payout that reflected the degree of difficulty in achieving the results against the aggressive targets that were established. No individual performance adjustments were made for the NEOs. Following is a summary of the key items considered and deliberated. For additional details, refer to pages 83-89.

Metric & Weighting	Highlights	Payout	Weighted Payout
HSE 20% weighting	● Remained an industry leader among our peers ● Experienced an increase in serious incidents, including one fatality ● Top quartile Total Recordable Rate (“TRR”) performance among our peers ● Fewer process safety events compared to prior year	80%	16%
Operational 30% weighting	● Exceeded production target; however, capital expenditures and operating and overhead costs came in slightly above target ● Achieved almost all operational milestones	100%	30%
Financial (Absolute and Relative Adjusted ROCE)* 30% weighting	● Significantly exceeded target absolute Adjusted ROCE by achieving 14.9%; 198% payout per matrix (99% weighted) ● Finished 5th (48th percentile) relative to performance peers; 94% payout per matrix (47% weighted)	146%	44%
Strategic Milestones 10% weighting	● Announced and completed the acquisition of Marathon Oil ● Advanced our LNG strategy with agreements in Europe and Asia ● Implemented plans to mitigate priority sustainability risks ● Successfully piloted framework and launched learning path to all supervisors and employees	150%	15%
Energy Transition Milestones 10% weighting	● Achieved our target emissions intensity reduction and abatement exit rate ● Emissions reduction projects outperformed our target and came in under budget ● Advanced several low carbon opportunities through key stage gates	150%	15%
2024 VCIP PAYOUT		120% of target
*	See page 80 for how Adjusted ROCE is calculated. See Appendix A for non-GAAP reconciliations.

2025 Proxy Statement     65

Compensation Discussion and Analysis

PSP 22 LONG-TERM INCENTIVE PAYOUT

Metric & Weighting	Highlights	Payout	Weighted Payout
TSR (relative)* 60% weighting	● Finished 5th (51st percentile) relative to performance peers with three-year TSR of approximately 15.8% ● Payout formulaic following matrix (see page 80)	102%	61%
Financial (Relative Adjusted ROCE) 40% weighting	● Finished 4th (61st percentile) relative to performance peers ● Payout formulaic following matrix (see page 80)	132%	53%
PSP 22 PAYOUT		114% of target
*	See methodology for calculating TSR on page 81.

For additional details, refer to pages 89–90.

2024 Say on Pay Vote Result, Stockholder Engagement, and Board Responsiveness

ConocoPhillips regularly engages with stockholders to continue to reinforce our understanding of stockholder views regarding our compensation programs, and stockholder feedback is considered a fundamental part of our success. The Board and the HRCC appreciate these valuable discussions and continue to encourage stockholders to provide feedback about our executive compensation programs as described on page 50 under “Communications with the Board of Directors.”

STRONG SAY ON PAY SUPPORT IN 2024

We value our stockholders’ input on our executive compensation programs. We are pleased with the results of the 2024 say on pay vote, which received support of stockholders representing more than 95% of shares voted. We remain committed to ongoing dialogue with stockholders and other stakeholders to obtain their input on key matters and inform our management and Board about the issues that our stockholders tell us matter most to them.

STOCKHOLDER ENGAGEMENT IN 2024

In line with our commitment to ongoing stockholder engagement, we requested meetings with stockholders representing approximately 50 percent of our outstanding stock and participated in engagement meetings with stockholders representing approximately 40 percent of our outstanding stock and approximately 80 percent of our institutional investor base. Members of ConocoPhillips’ management from Investor Relations, Executive Compensation, Human Resources, Legal, and Sustainable Development all participated in stockholder meetings. In addition, our Lead Director, Robert A. Niblock participated in a stockholder meeting at the request of one of our largest institutional investors.

BY THE NUMBERS: STOCKHOLDER ENGAGEMENT IN SPRING AND FALL 2024
We contacted stockholders representing approximately	We held meetings with stockholders representing approximately	We held meetings with stockholders representing approximately

66     ConocoPhillips

Compensation Discussion and Analysis

TRACK RECORD OF CONTINUOUS IMPROVEMENT RESPONSIVE TO STOCKHOLDER FEEDBACK

ConocoPhillips has a track record of continuously seeking to evolve our compensation programs to incorporate stockholder feedback, market best practices, and performance and retention considerations. We strive to clarify and simplify our compensation-related disclosures while providing thorough and meaningful details of our process. Below are highlights of recent changes to our compensation programs:

●	Effective for the 2025 VCIP, the number of metrics are reduced by consolidating the Energy Transition Milestones metric into the Strategic Milestones metric with a combined weighting of 20%. With sustainability and emissions intensity targets firmly ingrained into how we operate and evaluate new opportunities, these milestones will now be evaluated alongside other strategic priorities set by the company.
●	Effective beginning with the 2024 VCIP and PSP, the Financial metric includes both a relative and absolute measure for Adjusted ROCE to incentivize executing board-approved longer-cycle capital programs that align with our strategy to deliver superior long-term results to stockholders and further strengthen our diverse and durable portfolio. Payouts will continue to be determined on a formulaic basis for this metric.
●	Effective beginning with the 2023 VCIP, we eliminated relative Total Shareholder Return (but retained in the long-term program) and increased the weighting of our Financial and Operational measures to further strengthen the link between performance of the company and payouts.
●	Effective in 2023, we increased the CEO’s stock ownership guideline from six to eight times salary.
●	Effective beginning with the 2022 VCIP, we eliminated positive individual performance adjustments for NEOs.

2025 Proxy Statement     67

Compensation Discussion and Analysis

Strong Financial and Operational Performance in Line with Our Returns-Focused Value Proposition

Throughout 2024, ConocoPhillips delivered strong financial and operational performance consistent with our value proposition of superior returns to stockholders through price cycles while executing against our Triple Mandate. We completed another highly accretive acquisition while maintaining focus on running the business and ended 2024 better positioned for the future.

●	We delivered full year total company and Lower 48 production of 1,987 thousand barrels and 1,152 thousand barrels of oil equivalent per day, respectively. We enhanced our portfolio through the acquisition of Marathon Oil while achieving mid-single digit Lower 48 organic production growth and reaching first production at Nuna in Alaska, Bohai Phase 5 in China, and Eldfisk North in Norway.
●	We achieved a 14 percent return on capital employed(1) and we delivered competitive returns of capital by distributing $9.1 billion to stockholders, including $5.5 billion through share repurchases and $3.6 billion in cash through the ordinary dividend and variable return of cash (“VROC”).
●	We executed our approved emissions abatement projects and achieved our annual GHG emissions intensity target, which is aligned with our 2030 target. We are in our third year of membership in the Oil & Gas Methane Partnership 2.0 (OGMP 2.0) initiative, and we were awarded OGMP 2.0’s Gold Standard Reporting in 2024.

We continue to be guided by our SPIRIT Values and remain committed to our foundational principles, which consist of maintaining balance sheet strength, providing peer-leading distributions, making disciplined investments, and demonstrating responsible and reliable ESG performance. Supporting these core principles are our strategic cash flow allocation priorities: (1) invest enough capital to sustain production and pay the existing dividend; (2) grow the dividend annually; (3) maintain ‘A’ credit rating; (4) return greater than 30 percent of cash from operations to stockholders; and (5) make disciplined investments to enhance returns.

A summary of the many important accomplishments we achieved in 2024 is shown below:

2024 HIGHLIGHTS — DELIVERING ACROSS ALL ELEMENTS OF THE TRIPLE MANDATE

STRATEGY	FINANCIAL	OPERATIONS

●  Closed acquisition of Marathon Oil and on track to deliver $1B+ in run-rate synergies

●  Continued to focus on portfolio optimization, including announcing a $2B disposition target

●  Advanced global LNG strategy with agreements in Europe and Asia

●  Distributed $9.1B to stockholders; $5.5B in share repurchases and $3.6B in ordinary dividend and VROC

●  $9.2B earnings; $7.81 EPS; $9.2B adjusted earnings(1); $7.79 adjusted EPS(1)

●  14% ROCE(1); 14.9% cash adjusted ROCE(1)

●  Generated cash provided by operating activities of $20.1B; $20.3B CFO(2); $8.2B FCF(1); ending cash of $6.4B(3)

●  Delivered FY company and Lower 48 production of 1,987 MBOED and 1,152 MBOED, respectively

●  Achieved mid-single-digit Lower 48 organic production growth with similar rig and frac count as 2023

●  Reached first production at Nuna in Alaska, Bohai Phase 5 in China and Eldfisk North in Norway

(1)	Adjusted earnings, adjusted EPS, return on capital employed (ROCE), cash adjusted ROCE, and free cash flow (FCF) are non-GAAP measures. Further information related to these measures as well as reconciliations to the nearest GAAP measure are included in Appendix A.
(2)	Cash provided by operating activities was ~$20.1B. Excluding operating working capital change of ($0.2B), cash from operations (CFO) was $20.3B. CFO is a non-GAAP measure. Further information related to this measure is included in Appendix A.
(3)	Ending cash includes cash, cash equivalents, and restricted cash totaling $5.9B and short-term investments of $0.5B. Restricted cash was $0.3B. Balance excludes $1.1B in long-term investments.

We maintained our ongoing practice of engaging with stockholders throughout 2024 and received consistent feedback that our disciplined, returns-focused strategy is the right one for our business and that our stockholders appreciate our ongoing efforts to increase the transparency and robustness of our disclosures to address the things that they care about most.

68     ConocoPhillips

Compensation Discussion and Analysis

Executive Compensation — Strategic Alignment

Our executive compensation programs are designed to align compensation with ConocoPhillips’ disciplined, returns-focused strategy and with the long-term interests of our stockholders. Our compensation metrics support our Triple Mandate and are directly tied to our strategic priorities, which provide comprehensive and integrated support for our value proposition. The following diagram maps each metric to our strategic priorities.

(1)	Beginning with VCIP and PSPs commencing in 2024, the financial performance measure includes both a relative and absolute measure for Adjusted ROCE to better align payouts with the stockholder experience and incentivize employees to execute board-approved capital programs. Payouts will continue to be determined on a formulaic basis for this metric. See “Corporate Performance Criteria” beginning on page 78 for further details.

2025 Proxy Statement     69

Compensation Discussion and Analysis

(2)	Beginning with the VCIP commencing in 2025, the Energy Transition Milestones metric is consolidated into the Strategic Milestones metric with a total weighting of 20% (see page 67).
(3)	50-60% gross operated emission intensity reduction. Projections are LRP-based forecasts and do not include potential variances due to new measurements that increase emissions metrics and portfolio changes. This makes continued achievement of emission abatement projects critical.

Philosophy and Principles of Our Executive Compensation Program

OUR GOALS

Our goals are to attract, retain, and motivate high-quality employees and to maintain high standards of principled leadership so we can responsibly deliver energy to the world and provide sustainable value for our stakeholders, now and in the future.

OUR PHILOSOPHY — PAY FOR PERFORMANCE

We believe that:

●	Our ability to responsibly deliver energy and provide sustainable value is driven by superior individual performance;
●	A company must offer competitive compensation to attract and retain experienced, talented, and motivated employees;
●	Employees in leadership roles are motivated to perform at their highest levels when performance-based pay is a significant portion of their compensation; and
●	The use of judgment by the HRCC plays an important role in establishing increasingly challenging corporate performance criteria to align executive compensation with company performance.

OUR STRATEGIC PRINCIPLES

To achieve our goals, we implement our philosophy through the following principles:

●	Establish target compensation levels that are competitive with the companies that we compete against for executive talent;
●	Create a strong link between executive pay and successful execution of our strategy;
●	Encourage prudent risk-taking by our executives;
●	Motivate performance using compensation to reward specific individual accomplishments;
●	Retain talented individuals;
●	Maintain flexibility to better respond to the cyclical energy industry; and
●	Integrate all elements of compensation into a comprehensive package that aligns goals, efforts, and results throughout the organization.

70     ConocoPhillips

Compensation Discussion and Analysis

Majority of Executive Compensation is Performance Based

Our executive compensation programs align pay with performance that advances our strategic priorities and interests of stockholders. As shown below, over 90 percent of the CEO’s 2024 target pay and over 80 percent of the other NEOs’ 2024 target pay was performance based. Stock-based, long-term incentives make up the largest portion of performance-based pay.

2024 TARGET COMPENSATION FOR CEO

2024 AVERAGE TARGET COMPENSATION FOR OTHER NEOs

Components of Executive Compensation

The four primary elements of our executive compensation program are designed to provide a target total value for compensation that is competitive with our peers and attracts and retains the talented executives necessary to manage a large and complex organization such as ConocoPhillips.

Base Salary

Base salary is a central component of compensation for all our salaried employees. Management, with the assistance of Mercer, its outside compensation consultant, thoroughly examines the scope and complexity of executive jobs throughout ConocoPhillips and benchmarks the competitive compensation practices for such jobs. As a result of this work, management has developed a compensation structure that assigns all positions to specific salary grades. For our executives, the base salary midpoint increases as the salary grade increases, but at a lesser rate than the overall target incentive compensation percentages increase. The result is a higher percentage of at-risk compensation as an executive’s salary grade rises.

We set base salaries to be competitive within our compensation reference group and, for certain staff positions, The Fortune 50-150 Industrials, taking into account responsibilities and duties, individual performance, and time in position. See “Process for Determining Executive Compensation — Setting Target Compensation — Compensation Reference Group” beginning on page 76 for a discussion of our benchmarking exercise.

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Performance-Based Pay Programs

ANNUAL INCENTIVE

Substantially all our employees globally — including our executives — participate in our annual short-term incentive program, called the VCIP. It is our primary vehicle for recognizing company and individual performance for the prior year. We believe that having an annual “at risk” compensation element gives employees a financial stake in the achievement of our business objectives and motivates them to achieve those objectives.

For all employees, the base VCIP award is comprised of corporate performance categories including HSE, Operational, Financial, Strategic Milestones, and Energy Transition Milestones(1). The HRCC has discretion to adjust base awards up or down depending on individual performance, but the final award, inclusive of any adjustments, may not exceed 200 percent of the target. Beginning with the 2022 program, the HRCC eliminated positive individual performance adjustments in the VCIP for NEOs.

LONG-TERM INCENTIVES

Our primary long-term incentive compensation programs for executives are the Performance Share Program (“PSP”) and the Executive Restricted Stock Unit Program. Total long-term award target value at grant is weighted 65% in the form of performance-based restricted stock units under the PSP and 35% in the form of time-vested restricted stock units under the Executive Restricted Stock Unit Program.

PERFORMANCE SHARE PROGRAM

The PSP rewards executives based on ConocoPhillips’ performance over a three-year period. Each year, the HRCC establishes performance metrics for a new three-year performance period. Thus, performance results in any given year are considered in three overlapping performance periods. We believe the use of a multi-year performance period helps to focus management on longer-term results. PSP award targets are set in shares at the beginning of the performance period, and actual cash payouts, based on the HRCC’s evaluation of performance, are calculated using our stock value after the conclusion of the three-year performance period. Thus, the value of the performance shares is tied to stock price performance throughout the performance period.

Targets for participants whose salary grades are changed during a performance period are prorated to align incentive levels with the individual’s changing level of responsibility. Changes in salary not accompanied by a change in salary grade do not affect the targets. The targets for the CEO are set annually by the HRCC.

The award is calculated on a formulaic basis using a relative TSR metric and a Financial metric, with respective weightings of 60 and 40 percent. At the end of the performance period, the final award may not exceed 200 percent of the total target award (the initial target award set in restricted stock units, at the beginning of the performance period, together with any promotional awards and reinvested dividend equivalents during the performance period). The final award is determined by the HRCC following several detailed reviews of company performance and is based on the HRCC’s evaluation of ConocoPhillips’ formulaic performance relative to the preestablished metrics (discussed under “Process for Determining Executive Compensation — Corporate Performance Criteria” on page 78).

(1)	Beginning with the VCIP commencing in 2025, the Energy Transition Milestones metric is consolidated into the Strategic Milestones metric with a total weighting of 20%.

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Performance metrics and peers for PSPs

The performance metrics and peers established by the HRCC for the PSP 22 (2022-2024), PSP 23 (2023-2025), PSP 24 (2024-2026), and PSP 25 (2025-2027) awards granted in 2022, 2023, 2024, and 2025 respectively, have been established as follows:

Metrics	Performance Peers(1)
PSP 22 & PSP 23 ● Relative Total Shareholder Return (60%) ● Relative Adjusted ROCE (40%) PSP 24 & PSP 25 ● Relative Total Shareholder Return (60%) ● Relative & Absolute Adjusted ROCE (40%)	● S&P 500 Total Return Index(2) ● APA Corporation ● Chevron Corporation ● Devon Energy Corporation ● Diamondback Energy(3) ● EOG Resources, Inc.	● Exxon Mobil Corporation ● Hess Corporation(4) ● Marathon Oil Corporation(5) ● Occidental Petroleum Corporation ● Pioneer Natural Resources(6)

(1)	Each peer is a performance peer for PSP 22, PSP 23, PSP 24, and PSP 25, unless otherwise noted.
(2)	For relative TSR metric only.
(3)	Performance peer for PSP 24 and PSP 25 awards only. Diamondback Energy was added to the performance peer group to reflect our significant footprint in the Permian Basin and due to the acquisition of Pioneer Natural Resources by Exxon Mobil Corporation on May 3, 2024.
(4)	On October 23, 2023, Chevron Corporation announced a planned acquisition of Hess Corporation. Effective upon the completion of the acquisition only the combined company (Chevron Corporation) will be retained for any ongoing performance programs.
(5)	Performance peer for PSP 22 award only. On November 22, 2024, ConocoPhillips acquired Marathon Oil Corporation. As described under “Process for Determining Executive Compensation – Corporate Performance Criteria – Financial (VCIP and PSP)” on page 79, the relative Adjusted ROCE metric is measured from third quarter to third quarter over the relevant period. Because the acquisition was completed after the close of the third quarter and after the third quarter 10-Q results were published in 2024, Marathon Oil Corporation was retained as a performance peer for the PSP 22 Financial Metric. As described under “Process for Determining Executive Compensation – Corporate Performance Criteria – Relative Total Shareholder Return (PSP Only)” on page 81, the relative TSR metric is measured based on the 20-trading day simple average prior to the end of the performance period. Because the acquisition was completed prior to the end of the measurement period, Marathon Oil Corporation was removed as a performance peer for the PSP 22 relative TSR metric.
(6)	Performance peer for PSP 23 and PSP 24 awards only. Pioneer Natural Resources was added to the performance peer group to better reflect our significant footprint in the Permian Basin. On May 3, 2024, Exxon Mobil acquired Pioneer Natural Resources. Effective upon the completion of the acquisition only the combined company (Exxon Mobil) was retained for any ongoing performance programs.

EXECUTIVE RESTRICTED STOCK UNIT PROGRAM

Like the PSP, the Executive Restricted Stock Unit Program is designed to reward our executives for long-term share performance and encourage executive retention while incentivizing absolute performance that is aligned with stockholder interests. The restricted stock units vest three years following the date of grant, which is competitive with industry peers.

The combination of the PSP and the Executive Restricted Stock Unit Program, along with our Stock Ownership Guidelines described under “Executive Compensation Governance — Alignment of Interests — Stock Ownership and Holding Requirements” on page 92, provides a comprehensive package of long-term incentives for our executives that align their interests with stockholders.

STOCK OPTION PROGRAM

In response to stockholder feedback and consistent with market trends, the HRCC discontinued the Stock Option Program effective with equity grants made in 2018 and substituted the Executive Restricted Stock Unit Program. The practice under the Stock Option Program was to set option exercise prices no lower than the fair market value of ConocoPhillips stock at the time of the grant. Because an option’s value is derived solely from an increase in our stock price, options only reward recipients if the value of our stock appreciates. All previously granted and unexercised stock options are vested and exercisable and expire 10 years following the grant date.

OFF-CYCLE AWARDS

ConocoPhillips may make awards outside the PSP or the Executive Restricted Stock Unit Program. Currently, off-cycle awards are generally granted to certain incoming executives for one or more of the following reasons: (1) to induce an executive to join ConocoPhillips (occasionally replacing compensation the executive will lose by leaving the prior employer); (2) to induce an executive of an acquired company to remain with ConocoPhillips for a certain period of time

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following the acquisition; or (3) to provide a pro rata equity award to an executive who joins ConocoPhillips during an ongoing performance period in which the executive is ineligible to participate under the standard PSP or Executive Restricted Stock Unit Program provisions. In these cases, the HRCC has sometimes approved a shorter period for restrictions on transfers of restricted stock units than those issued under the PSP or Executive Restricted Stock Unit Program. Any off-cycle awards to Senior Officers must be approved by the HRCC.

Process for Determining Executive Compensation

Our executive compensation programs take into account market-based compensation for executive talent; internal pay equity among our employees; corporate, business unit, and individual results; and the talents, skills, and experience that each individual executive brings to ConocoPhillips. Our NEOs each serve without an employment agreement. All compensation for these officers is set by the HRCC as described below.

ROLES AND RESPONSIBILITIES

HUMAN RESOURCES AND COMPENSATION COMMITTEE (HRCC)

●	Annually reviews and determines compensation for the CEO and for each of the NEOs.
●	Makes critical decisions on competitive compensation levels, program design, performance targets and associated peer groups, corporate and individual performance, and appropriate pay adjustments necessary to reflect short-and long-term performance.
●	Considers annual benchmark data provided by the consultants, dialogues with our largest stockholders, and evaluates four in-depth management reviews of ongoing corporate performance.
●	The HRCC also has sole authority to retain, terminate, and obtain advice and assistance from a compensation consultant, external legal, accounting, and other advisors and consultants. The HRCC conducts an annual review of the HRCC’s independent consultant and has discretion to replace the independent consultant. The HRCC approves in advance all the work to be done by the independent consultant.

MANAGEMENT

●	ConocoPhillips’ Human Resources department supports the HRCC in the execution of its responsibilities and manages the development of the materials for each committee meeting, including market data, individual and company performance metrics, and compensation recommendations.
●	The CEO considers performance and makes individual recommendations on base salary, annual incentive, and long-term equity compensation with respect to Senior Officers, including all NEOs other than himself. These recommendations are reviewed, discussed, modified, and approved, as appropriate, by the HRCC. No member of the management team, including the CEO, has a role in determining his or her own compensation.

COMPENSATION CONSULTANTS

The HRCC retained FW Cook as its independent executive compensation consultant in 2024. Management also retained Mercer to provide other consulting services. The consultants compile compensation data, conduct analyses, supplement internal resources for market analyses, and assist in the evaluation of the compensation of the CEO and Senior Officers.

The HRCC considered whether any conflict of interest exists with either FW Cook or Mercer in light of SEC rules. The HRCC assessed the following factors relating to each consultant in its evaluation:

●	Other services provided to us by the consultant;
●	Fees paid by us as a percentage of the consulting firm’s total revenue;
●	Policies or procedures maintained by the consulting firm that are designed to prevent a conflict of interest;
●	Any business or personal relationships between the individual consultants involved in the engagement and a member of the HRCC or executive officers; and
●	Any ConocoPhillips stock owned by the individual consultants involved in the engagement.

Both FW Cook and Mercer provided the HRCC with appropriate assurances addressing such factors. Based on this information, the HRCC concluded the work of the consultants did not raise any conflict of interest. The HRCC also took into consideration all factors relevant to FW Cook’s independence from management, including those specified in Section 303A.05(c) of the NYSE Listed Company Manual, and determined that FW Cook is independent and performs no other services for ConocoPhillips.

ConocoPhillips is prohibited from employing any FW Cook consultant who worked on our account for a period of one year after that individual leaves the employment of the independent consultant.

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HRCC ANNUAL COMPENSATION CYCLE

FEBRUARY ● Approval of prior year’s incentive payouts ● Set target compensation and performance targets for the current year (see “Setting Increasingly Challenging Targets” on page 77)

MARCH – APRIL ● Publication of our Annual Proxy Statement detailing performance and compensation information for the prior year ● Stockholder outreach; feedback shared with the HRCC/Board

MAY ● Annual Meeting with annual stockholder say on pay vote

JULY

●  First performance review; feedback is given on current year’s performance

●  Independent third-party benchmarks CEO pay and reviews market trends to advise HRCC as it considers compensation program design changes for upcoming year

SEPTEMBER – OCTOBER ● Stockholder outreach ● Review of market best practices and initial program design concept for upcoming year ● Compensation program risk analysis

DECEMBER

●  Feedback received during stockholder outreach shared with HRCC/Board

●  Approval of program design for upcoming year

●  Second performance review; feedback is given on current year’s performance

JANUARY – FEBRUARY

●  Third and fourth performance reviews; feedback is given on prior year’s performance

●  Independent third-party review of peer target compensation and payouts for prior year performance period

RISK ASSESSMENT

ConocoPhillips has considered the risks associated with each of its executive and broad-based compensation programs and policies. As part of the analysis, we considered the performance measures we use, as well as the different types of compensation, varied performance measurement periods, and extended vesting schedules utilized under each incentive compensation program. As a result of this review, management concluded the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on ConocoPhillips. As part of the Board’s oversight of ConocoPhillips’ risk management programs, the HRCC conducts a similar review with the assistance of its independent compensation consultant. The HRCC agrees with management’s conclusion that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on ConocoPhillips.

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Setting Target Compensation — Compensation Reference Group

COMPENSATION REFERENCE GROUP AND METHODOLOGY

The HRCC regularly assesses the market competitiveness of our executive compensation programs based on data from a compensation reference group. The compensation reference group is currently made up of 11 energy industry companies and 11 similarly sized general industry companies that are comparable to ConocoPhillips in terms of size, scope, and compensable factors. The HRCC utilizes a broader reference group that includes non-energy industry companies for compensation benchmarking given that ConocoPhillips is uniquely positioned as one of the largest independent E&P companies based on production and reserves. This reference group, inclusive of general industry companies, provides more statistically robust compensation data from companies with similar compensable factors as E&P industry consolidation occurs and is responsive to stockholder feedback. Accordingly, in analyzing the appropriate composition of the reference group that would help inform 2024 target compensation decisions, the HRCC considered the following criteria:

(1)	Companies with which we compete for business opportunities and executive talent;
(2)	Companies with significant operations and capital investments, medium- and long-term project investment cycles, and complex global operations;
(3)	Size, including revenues, assets, and market capitalization; and
(4)	Industry focus, particularly companies in the energy industry.

The data is used to assess the competitive market value for executive jobs, assess pay practices, validate targets for pay programs, test the compensation strategy, observe trends, and provide a general competitive foundation for decision-making.

COMPENSATION REFERENCE GROUP

●   3M Company

●   APA Corporation*

●   Bristol-Myers Squibb Company

●   Caterpillar Inc.

●   Chevron Corporation*

●   Cummins Inc.

●   Devon Energy Corporation*

●   EOG Resources, Inc.*

●   Exxon Mobil Corporation*

●   General Dynamics Corporation

●   Halliburton Company*

●   Honeywell International Inc.

●   Lockheed Martin Corporation

●   Marathon Petroleum Corporation*

●   Merck & Co., Inc.

●   Northrop Grumman Corporation

●   Occidental Petroleum Corporation*

●   Pfizer Inc.

●   Phillips 66*

●   RTX Corporation

●   Schlumberger N.V.*

●   Valero Energy Corporation*

*	Energy industry companies

Mercer gathers and performs an analysis of market data for each NEO, comparing each of their individual components of compensation, as well as total compensation, to that of the compensation reference group. This competitive analysis consists of comparing the market data of each of the pay elements and total compensation at the 25th, 50th, and 75th percentiles of the compensation reference group to compensation for each of our NEOs. Target total compensation for each NEO is structured to target market competitive pay levels at approximately the 50th percentile in base salary and short-and long-term incentive opportunities, taking into account roles, responsibilities and duties, experience, individual performance, and time in position. The HRCC’s independent consultant, FW Cook, reviews and independently advises on the conclusions reached as a result of this benchmarking.

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CEO 2024 Compensation

In reviewing 2024 target compensation for the CEO, the HRCC considered the median target compensation of the compensation reference group, which was approximately $17 million with a median tenure of approximately five years. Based on this review and considering Mr. Lance’s tenure (12 years), overall performance, the performance of ConocoPhillips, and the relative positioning of target compensation for Mr. Lance as compared to the market median of the compensation reference group, the HRCC increased Mr. Lance’s 2024 base salary to $1.8 million effective March 1, 2024 and increased his 2024 long-term incentive target awards by $0.75 million.

Internal Pay Equity

We believe our compensation structure provides a framework for an equitable compensation ratio among our executives, with higher targets for jobs involving greater duties and responsibilities. Our compensation program is designed so that the individual target level rises as salary grade level increases, with the portion of performance-based compensation rising as a percentage of total target compensation. The HRCC reviews the compensation of Senior Officers periodically to ensure the equitable compensation of officers with similar levels of responsibilities.

Developing Performance Measures

We believe our performance measures appropriately reflect the performance of ConocoPhillips consistent with our strategy as an independent E&P company. Specifically, the HRCC has approved a balance of metrics, some that measure performance relative to our peer group, some that measure absolute performance, and some that measure progress in executing our milestones and objectives that are critical to our strategic priorities. We have selected multiple metrics, as described herein, because we believe no single metric is sufficient to capture the performance we are seeking to drive. Moreover, reliance on any metric in isolation is unlikely to promote the well-rounded executive performance necessary to enable us to achieve long-term success. It is for this reason that metrics are assessed in tandem, rather than each with a separate weighting and threshold. The HRCC reassesses performance metrics periodically to confirm that they remain appropriate.

Setting Increasingly Challenging Targets

Targets for each metric are set in accordance with our rigorous internal budget. The HRCC believes that increasingly challenging performance metrics best assess ConocoPhillips’ performance relative to its strategy as an independent E&P company. Increasingly challenging targets can mean year-over-year performance target increases for safety, efficiency, emissions reduction, unit cost targets, and margins. However, it can also mean the same or lower performance targets, recognizing a changing commodity price environment. For example, delivering flat production targets following significant capital and operating cost reductions or establishing production targets below those set in prior years after significant asset dispositions would be considered “increasingly challenging.” Likewise, setting higher cost or capital targets above those set in prior years after significant acquisitions or periods of rising inflation would be considered “increasingly challenging.”

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Compensation Discussion and Analysis

Corporate Performance Criteria

Individual NEO payouts are determined based on the payout for corporate performance. We use the compensation metrics described below, as approved by our HRCC, to determine the corporate performance payout. The compensation metrics support our Triple Mandate, are consistent with our strategic cash flow allocation priorities, and, therefore, are aligned with our goal to deliver superior returns to stockholders through price cycles. See “Executive Compensation — Strategic Alignment” beginning on page 69. The HRCC determines the ultimate payout of our programs based on how well ConocoPhillips performs against targets set for each of these metrics. The compensation metrics and how they align with our strategic priorities and desired outcomes are described in more detail below.

VCIP

PSP

(1)	Beginning with the VCIP commencing in 2025, the Energy Transition Milestones metric is consolidated into the Strategic Milestones metric with a total weighting of 20%.

HEALTH, SAFETY, AND ENVIRONMENTAL (VCIP ONLY)

Everything we do depends on safely executing our business plans and operating to high standards of HSE stewardship. We view this as our fundamental license to operate. We have a comprehensive HSE program across our entire company, which includes criteria for process and personal safety. We include relative Total Recordable Rate and Process Safety Events in our compensation metrics to reinforce our commitment to be an industry leader in HSE, drive continuous HSE improvement, and provide accountability for HSE at all levels of the organization, including among our senior leaders.

Total Recordable Rate is a measure of the rate of recordable injury cases in a year. Process Safety Events is a measure of the control of process hazards in a facility with the potential to impact people, property, or the environment. This includes the prevention, control, and mitigation of unintentional releases of hazardous material or energy from primary containment. We invest significant resources and provide focused attention to continually improve our safety culture and performance across the entire company.

OPERATIONAL (VCIP ONLY)

As an E&P company, strong operational performance is essential for delivering on our commitments to stockholders. Our Operational metrics include absolute targets for Production, Capital, Operating and Overhead Costs, and Operational Milestones.

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Our primary source of revenue and cash flow is the sale of our produced oil and gas. Therefore, we set an annual Production target, and we measure results against the approved target. Importantly, we tie our annual Production target to annual targets for Capital, Operating and Overhead Costs, and Operational Milestones. This is designed to ensure that we do not inadvertently incentivize actions, such as growing at all costs, that are misaligned with our strategic priorities. Effective capital and operating cost management also helps us achieve a low cost of supply portfolio in support of our returns-focused strategy. The Operational Milestones and targets are also designed to create alignment within our workforce around delivering business plans while maintaining discipline.

FINANCIAL (VCIP & PSP)

The Financial metrics in our compensation programs strongly align with our returns-focused strategy, are core to delivering our value proposition of superior returns through cycles, and strongly correlate to total shareholder returns (“TSR”) and value creation for stockholders. Adjusted ROCE is an important metric for ensuring ConocoPhillips is efficiently allocating capital and is a strong indicator of long-term share price performance. We include Adjusted ROCE in both our VCIP and PSP to ensure that we maintain financial discipline and balance short-and long-term performance.

Our Financial compensation measure for PSPs with performance periods starting in 2022 and 2023 is Adjusted ROCE relative to peers and for VCIP and PSPs with performance periods starting in 2024 and later includes both absolute Adjusted ROCE and Adjusted ROCE relative to peers, in both cases over a one-year period for VCIP and a three-year period for PSP awards. Evaluation of our performance relative to peers is designed to provide above or below target payouts based on our performance against our performance peer group. The relative metrics are measured from third quarter to third quarter for the relevant periods because full-year peer data is not publicly available at the time of the HRCC annual performance assessment. Therefore, Adjusted ROCE relative to peers as used for our Financial compensation metrics will differ from absolute Adjusted ROCE. Our performance criteria on absolute Adjusted ROCE is set to incentivize executing board-approved longer-cycle capital programs that align with our strategy to deliver superior long-term returns to stockholders and further strengthen our diverse and durable portfolio.

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Compensation Discussion and Analysis

FOR PSP 22 AND PSP 23:

Relative Adjusted ROCE

FOR 2024 VCIP AND PSP 24:

Relative Adjusted ROCE

Absolute Adjusted ROCE

Relative & Absolute ROCE Payout capped at 200%

For VCIP and PSP, the impact of non-operational results and special items that are unusual or nonrecurring are removed as well as the impact of cash, consistent with ConocoPhillips’ strategy to maintain cash on the balance sheet to ensure adequate liquidity through down cycles. Adjusted ROCE for these purposes(1) is calculated as follows:

earnings plus or minus special items plus after-tax interest expense minus after tax interest income plus minority interest	cash adjusted average capital employed (total equity plus total debt less cash and cash equivalents, restricted cash, and short-term investments)

(1)	The relative metrics are not adjusted to exclude after-tax interest income because this data is not publicly available for all of our peers; however, disclosed material adjustment made by peers are considered when measuring relative results.

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STRATEGIC MILESTONES (VCIP ONLY)

Delivering on our value proposition requires that we take actions and steward the business in ways that are not exclusively operational or financial in nature. Our Strategic Milestones represent annual actions to progress our long-term objectives that position the company to grow and develop over the coming years and decades and that are aligned to our strategy. These metrics provide a direct link from our stated strategy to metrics in the compensation programs.

ENERGY TRANSITION MILESTONES (VCIP ONLY)

We are guided by our Triple Mandate. Our Energy Transition Milestones represent our commitment to responsibly meeting the global demand for energy while delivering competitive returns and meeting our previously established emissions reduction targets. Effective in 2025, these milestones are consolidated with other strategic milestones to reflect that sustainability and emissions intensity targets are firmly ingrained into how we operate and evaluate new opportunities.

RELATIVE TOTAL SHAREHOLDER RETURN (PSP ONLY)

We believe our Operational and Financial measures and Strategic Milestones have a strong, positive correlation to TSR in our sector. Thus, as we pursue these measures, we expect to achieve superior returns to stockholders. TSR is the best overall indicator of our long-term success. By integrating compensation metrics with strategic priorities, we believe we are strongly aligned with stockholder interests across time periods and through cycles.

We believe it is important to include TSR in our PSP because it is the most tangible, visible measure of the value we have created for stockholders during the relevant period.

TSR represents the percentage change in stock price from the beginning to the end of a performance period, plus the percentage impact from common stock dividends paid during the performance period assuming dividends are reinvested into the stock. Consistent with market practice, we calculate TSR for compensation purposes based on a 20-trading day simple average prior to the beginning and end of the performance period.

We measure TSR relative to our performance peer group to mitigate the influence of sector-wide factors, such as commodity price volatility, on our stock price.

Relative TSR

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MEASURING PERFORMANCE — PERFORMANCE PEER GROUP

Our performance peer group is used to evaluate relative business results in both the VCIP and PSP. This includes both relative TSR and relative Adjusted ROCE. The HRCC believes our performance is best measured against both large independent E&P companies with diverse portfolios and some of the largest publicly held integrated oil and gas companies that we compete against in our business operations. In addition, the S&P 500 Total Return Index is included in our performance peer group (for the relative TSR metric only) because the HRCC believes that we should be measured against the companies that we compete with for capital in the broader market. We believe that our performance peer group is representative of the companies that investors use for relative performance comparisons. Additionally, the inclusion of the index as a performance peer further aligns executive pay with long-term stockholder interests, as we will be required to outperform both industry peers and a market-based index to receive a maximum payout.

The following tables show the performance peer groups that were established for evaluating relative metrics for the periods indicated.

PERFORMANCE PEER GROUP FOR 2024 VCIP

VCIP performance period running from January 2024 through December 2024

●   APA Corporation

●   Chevron Corporation

●   Devon Energy Corporation

●   DiamondBack Energy, Inc.

●   EOG Resources, Inc.

●   Exxon Mobil Corporation

●   Hess Corporation

●   Occidental Petroleum Corporation

●   Pioneer Natural Resources(1)

(1)	On May 3, 2024, Exxon Mobil acquired Pioneer Natural Resources. Effective upon the completion of the acquisition only the combined company (Exxon Mobil) was retained for any ongoing performance programs.

PERFORMANCE PEER GROUP FOR PSP 22

PSP performance period running from January 2022 through December 2024

●   S&P 500 Total Return Index(1)

●   APA Corporation

●   Chevron Corporation

●   Devon Energy Corporation

●   EOG Resources, Inc.

●   Exxon Mobil Corporation

●   Hess Corporation

●   Marathon Oil Corporation(2)

●   Occidental Petroleum Corporation

(1)	For relative TSR metric only.
(2)	On November 22, 2024, ConocoPhillips acquired Marathon Oil Corporation. As described under “Process for Determining Executive Compensation – Corporate Performance Criteria – Financial (VCIP and PSP)” on page 79, the relative Adjusted ROCE metric is measured from third quarter to third quarter over the relevant period. Because the acquisition was completed after the close of the third quarter and after the third quarter 10-Q results were published in 2024, Marathon Oil Corporation was retained as a performance peer for the PSP 22 Financial Metric. As described under “Process for Determining Executive Compensation – Corporate Performance Criteria – Relative Total Shareholder Return (PSP Only)” on page 81, the relative TSR metric is measured based on the 20-trading day simple average prior to the end of the performance period. Because the acquisition was completed prior to the end of the measurement period, Marathon Oil Corporation was removed as a performance peer for the PSP 22 relative TSR metric.

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2024 Executive Compensation Analysis and Results

The following is a discussion and analysis of the decisions the HRCC made regarding our NEOs in 2024.

Base Salary

The HRCC reviews base salary annually for each of the NEOs. The salary adjustment program is determined by annual benchmarking. Individual salary increases are the result of individual performance, relative position to market, and changes to salary grade. Base salaries for the CEO and Mr. Bullock were increased 2.8 and 8.5 percent, respectively, effective March 1, 2024, based on their performance and competitive positioning relative to their peers in the compensation reference group. Effective January 1, 2024, the HRCC approved a promotion for Mr. Olds including a 12 percent base salary increase, to reflect the broad scope of his responsibilities, performance and competitive positioning relative to peers in the compensation reference group. Mr. O’Brien upon his promotion effective January 1, 2024, became a named executive officer.

The table below shows the annualized base salary for each NEO as of the date shown:

Name	12/31/2023	12/31/2024
R.M. Lance	$1,751,000	$1,800,000
W.L. Bullock, Jr.	1,013,016	1,099,128
N.G. Olds	850,560	952,632
K.B. Rose	951,984	951,984
A.M. O’Brien	—	725,544

Performance-Based Programs

Actual awards earned under our performance-based programs can range from zero to 200 percent of the target award for our NEOs. In determining performance-based compensation awards for our NEOs for performance periods concluding at the end of 2024, the HRCC began by assessing overall company performance. To that end, the HRCC considered the performance reviews throughout and after the performance period ended to assess the degree of difficulty in achieving absolute performance targets and the extent to which such targets were achieved. The HRCC also used the matrices on page 80 and as described under “Process for Determining Executive Compensation –Corporate Performance Criteria – Relative Total Shareholder Return (PSP Only)” on page 81 to formulaically evaluate the results of the Financial metric (absolute Adjusted ROCE and relative Adjusted ROCE as applicable) in the VCIP and PSP and the relative TSR metric in the PSP.

Annual Incentive — Variable Cash Incentive Program (VCIP)

Substantially all of our regular employees are eligible for the VCIP. The VCIP payout for our NEOs is calculated using the following formula with the maximum VCIP payout capped at 200 percent of target. The HRCC has the sole authority to determine the corporate performance payout based on its assessment of our performance against our metrics. NEO payouts are solely determined by the corporate performance payout approved by the HRCC.

Eligible Earnings	Target Percentage for the Salary Grade	Corporate Performance Payout

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VCIP CORPORATE PERFORMANCE

We incorporate a balance of metrics into our annual incentive program that align with delivering our value proposition and maintaining competitiveness versus our performance peer group. Our program includes both line-of-sight and strategic metrics, as well as both absolute and relative metrics. We do not believe that a single metric is sufficient for driving the behaviors or performance we seek. Therefore, we carefully consider and select a combination of metrics that best ensures accountability across the organization for both short- and longer-term business success. The HRCC routinely reviews and reassesses the VCIP performance metrics and confirms that they remain appropriate for driving desired performance outcomes.

In December 2023, the HRCC approved the five corporate performance measures by which it would judge corporate performance for the 2024 VCIP payout. The corporate measures and assigned weights were: HSE (20%); Operations (30%); Financial (30%); Strategic Milestones (10%); and Energy Transition Milestones (10%).

The HRCC determines the ultimate payout of our programs based on the extent to which ConocoPhillips achieves the targets established under the five corporate performance measures set forth above. These measures support our Triple Mandate and directly correspond to our strategic cash flow allocation priorities, which support our goal to deliver superior returns to stockholders through price cycles. See “Executive Compensation — Strategic Alignment” beginning on page 69 and “Process for Determining Executive Compensation — Corporate Performance Criteria” beginning on page 78.

SETTING TARGETS FOR 2024

The HRCC reviews and approves targets for the performance metrics annually. The process begins with our rigorous internal budget, which is set each year across the organization and then approved by our Board. For setting VCIP targets, the outputs from the internal budget are reviewed for alignment with the value proposition, as well as degree of difficulty. The HRCC believes that targets should reflect a reasonable chance of achievability, but also be challenging. Significant effort is invested to ensure that the metrics and targets reflect both a desire for continuous improvement and a realistic assessment of changes in the market environment and our portfolio.

For the Financial metric, the HRCC established a matrix to inform payout decisions, see page 80. In the case of HSE, Operations, Strategic Milestones, and Energy Transition Milestones metrics, the HRCC relies on a rigorous and transparent review process with management and exercises its judgment based on its knowledge of the business to assess degree of difficulty and determine the appropriate payout (see “HRCC Review Process” beginning on page 86). The HRCC does not believe either a matrix or a threshold-maximum approach is appropriate for all metrics given the significant volatility of the business in any given year and the influence of non-operated activities over which ConocoPhillips has limited control. Having a threshold-maximum approach could incentivize behaviors that are counter to the best interest of ConocoPhillips and its stockholders. Based on our 2024 outreach, we believe the majority of stockholders were satisfied with the level of disclosure around our process, and we have continued to enhance transparency around our targets and results and have sought to continuously improve our disclosures around payout decisions.

Absolute VCIP targets for 2024 were aligned with the production, capital, and operating and overhead guidance ConocoPhillips provided externally. See “HRCC Annual Compensation Cycle” on page 75.

The HSE, Operations, Financial, Strategic Milestones, and Energy Transition Milestones targets set by the HRCC are as follows:

HSE

We target top-quartile performance relative to our peers for Total Recordable Rate and absolute continuous improvement for TRR and for Process Safety Events. We target being an industry leader in HSE in an effort to drive continuous HSE improvement and provide accountability for HSE at all levels of the organization, including among our senior leaders.

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OPERATIONS

Production

The target was set at 1,941 MBOED, which was aligned with the guidance provided to the marketplace in 2024. The HRCC considered the target to be increasingly challenging. On an adjusted basis, the Production target represented 4 percent organic growth as compared to 2023 pro forma production of 1,875 MBOED. The HRCC also considered the target to be increasingly challenging when balanced with the Operating and Overhead Costs target and Capital target.

Capital

The target was set at $11.4 billion, which was consistent with the operating plan outlined to the marketplace in 2024. The Capital target was an increase of approximately 2 percent from full year 2023 capital expenditures, due to increased spend on Willow, partially offset by lower spend on LNG projects.

Operating and Overhead Costs

The target was set at $9 billion, which was consistent with the operating plan outlined to the marketplace in 2024. The Operating and Overhead target was an increase of approximately 5 percent from the full year 2023 operating and overhead expenditures due to volume growth and inflation.

Operational Milestones

In the Lower 48, milestones included delivering on Operated Development programs, completing major infrastructure and pad projects on time and within budget, and completing nxtgenERP readiness efforts. In Canada, milestones included successfully mobilizing a second drilling rig in the first quarter and delivering Montney electrification FEL1. Additionally in Canada, milestones for Surmont included completing CPF2 turnaround and progressing debottlenecking projects. In Alaska, milestones included executing Willow winter construction scope and achieving Nuna first oil. In Norway, milestones included achieving Eldfisk North first production. In Qatar, milestones included progressing our participation in the North Field West project. In Australia, milestones included progressing Otway exploration and finalizing Regia seismic acquisition plans. In Malaysia, milestones included delivering a transition plan to become the single operator of KBB and safely transitioning between operators. In China, milestones included securing Bohai Phase 5 AFE approval and achieving Wind Farm first wind, subject to Sea Area Usage approval.

The IT & Digital milestones included delivering releases of nxtgenERP with no loss of business continuity or integrity and delivering projects within the Supplemental AFE budget.

FINANCIAL

Beginning with VCIP commencing in 2024, the financial performance measure includes both a relative and absolute measure for Adjusted ROCE to better align payouts with the stockholder experience and incentivize employees to execute board approved capital programs.

STRATEGIC MILESTONES

Our Strategic milestones included:

●	Continuing to build out commercial LNG offtake, marketing, systems, processes, and shipping strategies while minimizing capital requirements for the business;
●	Implementing action plans for priority environmental and sustainability risks and tracking progress against mitigations; and
●	Advancing DEI Effectiveness framework and focusing on common understanding and education of DEI through DEI foundations.

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Compensation Discussion and Analysis

The HRCC believes these targets were appropriate and challenging and consistent with ConocoPhillips’ disciplined, returns-focused strategy.

ENERGY TRANSITION MILESTONES

Our Energy Transition Milestones included:

●	Achieving an annual GHG emissions intensity aligned with our 2030 target trajectory range(1)(2);
●	Executing our capital and cost budget for approved MACC projects; and
●	Advancing multiple low carbon business opportunities through key stage gates.

(1)	50-60% gross operated emission intensity reduction.
(2)	Projections are LRP-based forecasts and do not include potential variances due to new measurements that increase emissions metrics and portfolio changes. This makes continued achievement of emission abatement projects critical.

HRCC REVIEW PROCESS

After meeting to approve the metrics (as discussed above), the HRCC met four more times with management to review progress and performance against the approved metrics to determine award payouts under the VCIP. The first and second reviews occurred during 2024 and were designed to provide the HRCC with information concerning the ongoing performance of ConocoPhillips. The third review with the HRCC in late January 2025 focused on the detailed final results for each performance metric relative to the targets, a degree of difficulty discussion, and an explanation of normalization adjustments when appropriate. The final review in mid-February 2025 focused on a summary of the results for each performance metric and deliberation and determination of the final payout by the HRCC. This process allows the HRCC to consider results, degree of difficulty, and normalization adjustments in one meeting and make informed payout decisions in a separate meeting. Results for Production, Operating and Overhead Costs, and Capital, as applicable, are normalized to account for acquisitions and dispositions (e.g., the acquisition of Marathon Oil), foreign exchange rates, commodity price-related adjustments of actuals to targets and related tax and production-sharing contract impacts, and items beyond the control of management (e.g., production impacts from natural disasters). This allows the HRCC to measure results against targets on a consistent basis and measure management performance so there is no benefit or detriment to executive compensation for these items. The normalization adjustments are reviewed by and discussed with the HRCC. The HRCC retains the discretion to make a positive or negative adjustment to awards based on its determination of appropriate payouts. Beginning with the 2022 VCIP, the HRCC eliminated positive individual adjustments for the NEOs, and payouts are solely determined by the corporate performance payout approved by the HRCC.

2024 RESULTS

HSE (ABSOLUTE AND RELATIVE) – 20% WEIGHTING

2024 was a challenging year for HSE. Although we had several successes, there were also opportunities for improvement. We remained in the top quartile among our peers for TRR, and we experienced fewer process safety events as compared to 2023. We remained an industry leader among our peers, although we had an increase in serious incidents, including one fatality. This serves as a reminder to keep focusing on raising and then surpassing the bar. The HRCC believes that the resulting 80% payout reflects ConocoPhillips’ overall HSE performance.

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OPERATIONS (ABSOLUTE) – 30% WEIGHTING

Our operations performance resulted in adjusted Production of 1,955 MBOED, almost 1 percent above our target of 1,941 MBOED. Production performance was strong across our portfolio, driven by Lower 48 well performance and development timing. Our Capital spending of $11.8 billion, came within ~3 percent of our 2024 VCIP target of $11.4 billion. Our Operating and Overhead Costs came in ~2 percent above the $9 billion target, reaching $9.2 billion, due to higher volumes in Lower 48 and additional workover activity. We also achieved almost all of our Operational Milestones (see “Operational Milestones” on page 85) with the exception of certain milestones in Qatar and China, which were delayed due to reasons beyond our control. In considering the results of these interdependent operations metrics collectively, the degree of difficulty, and the company’s strong execution of operating plans, the HRCC determined a target payout (100%) was warranted.

FINANCIAL (ABSOLUTE AND RELATIVE) – 30% WEIGHTING*

We significantly exceeded our target absolute Adjusted ROCE by achieving 14.9%, resulting in a payout of 198% (99% weighted) per the matrix on page 80. Our Adjusted ROCE relative to peers was in the 48th percentile and resulted in a payout of 94% (47% weighted) per the matrix. Weighing the absolute and relative payouts equally, the HRCC followed the matrix on page 80 to determine the payout (146%).

STRATEGIC MILESTONES (ABSOLUTE) – 10% WEIGHTING

We exceeded expectations on all of the Strategic Milestones. We announced and completed the acquisition of Marathon Oil. We advanced our LNG strategy with agreements in Europe and Asia, secured regasification on capacity at Zeebrugge, and staffed key roles in the LNG organization. We also implemented plans to mitigate priority sustainability risks. Additionally, we successfully piloted a framework on talent, feedback and inclusion, and launched a learning path to all supervisors and employees to define DEI at ConocoPhillips. The HRCC determined an above target payout (150%) was warranted given ConocoPhillips’ performance in achieving the Strategic Milestones.

ENERGY TRANSITION MILESTONES (ABSOLUTE) – 10% WEIGHTING

We achieved our target emissions intensity reduction and abatement exit rate. Our emissions reduction projects outperformed our target and came in under budget. In addition, we advanced several low carbon opportunities through key stage gates. The HRCC determined that an above target payout (150%) was appropriate.

These results reflect a solid year for ConocoPhillips. We achieved or exceeded our target for almost every metric and showed our commitment and ability to deliver strong financial and operational performance across our global portfolio. The HRCC believes that the resulting 120% corporate performance payout reflects ConocoPhillips’ overall strong performance in 2024.

*	See page 80 for how Adjusted ROCE is calculated. See Appendix A for non-GAAP reconciliations.

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Compensation Discussion and Analysis

The following table describes the details of what the HRCC considered as the quantitative and qualitative performance measures and summarizes the payout decisions:

Metric Category	Category Weighting	Metric	VCIP Target	VCIP Results and Performance Summary	Payout	Weighted Payout
HSE		Total Recordable Rate (“TRR”) (relative)	Top-quartile performance and industry leader	Continued focus on safety performance, achieving top-quartile TRR; opportunities for improvement remain	80%	16%
		Process Safety Events (“PSE”)	Continuous Improvement	Fewer process safety events as compared to prior year; increase in serious incidents, including a fatality
Operations(1)		Production	1,941	Exceeded target by almost 1% with adjusted production 1,955 MBOED; strong performance driven by Lower 48	100%	30%
		Capital ($B)	$11.4	Delivered capital scope with $11.8B, ~3% above target
		Operating and Overhead Costs ($B)	$9.0	Managed operating and overhead costs to $9.2B, ~2% above target
		Operational Milestones	See Operational Milestones discussed on page 85	Achieved almost all operational milestones
Financial(2)		Absolute Adjusted ROCE(3)	10%	Significantly exceeded target by achieving 14.9%; 198% payout per matrix (99% weighted)	146%	44%
		Relative Adjusted ROCE(3)	Based on our relative performance	Finished 5th (48th percentile) relative to performance peers; 94% payout per matrix (47% weighted)
Strategic Milestones		LNG	Continue to build out Commercial LNG offtake, marketing, systems, processes, and shipping strategies while minimizing capital requirements for the business.	Achieved all objectives; secured agreements in Europe and Asia and staffed key roles in the LNG organization	150%	15%
		Environmental & Sustainability Risks	Implement action plans for priority environmental and sustainability risks and track progress against mitigations	Identified priority environmental and sustainability risks and successfully tracked progress against mitigations
		DEI	Advance DEI Effectiveness framework, focus on common understanding and education of DEI through DEI Foundations	Successfully piloted framework and launched learning path to all supervisors and employees
Energy Transition Milestones(4)		Achieve Target Emissions Intensity Rate	Achieve an annual GHG emissions intensity aligned with our 2030 target trajectory range(5)(6)	Achieved 2024 target emission intensity reduction and abatement exit rate	150%	15%
		Emissions Reduction Projects	Execute our capital and cost budget for approved MACC projects	Projects outperformed target and came in under budget
		Advance LCT Opportunities	Advance multiple low carbon business opportunities through key stage gates	Advanced several low carbon opportunities through key stage gates
					Total Payout	120%

(1)	Operating and overhead costs include production and operating expenses; selling, general, and administrative expenses; and controllable exploration general and administrative expenses, geological and geophysical, and lease rental and other expenses, adjusted to remove the impact of special items that are unusual or nonrecurring. Operating and Overhead Costs results and the absolute metric results for Capital are adjusted to normalize, as applicable, for acquisitions and dispositions, foreign exchange rates, price, and related tax and production-sharing contract impacts, and items beyond the control of management. Actual operating and overhead costs and capital for 2024 were $9.4B and $12.1B, respectively.
(2)	Beginning with VCIP and PSPs commencing in 2024, the financial performance measure includes both a relative and absolute measure for Adjusted ROCE to better align payouts with the stockholder experience and incentivize employees to execute board-approved capital programs. Payouts will continue to be determined on a formulaic basis for this metric.

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(3)	See page 80 for how Adjusted ROCE is calculated. See Appendix A for non-GAAP reconciliations.
(4)	Beginning with the VCIP commencing in 2025, the Energy Transition Milestones metric is consolidated into the Strategic Milestones metric with a total weighting of 20% (see page 67).
(5)	50-60% gross operated emission intensity reduction.
(6)	Projections are LRP-based forecasts and do not include potential variances due to new measurements that increase emissions metrics and portfolio changes. This makes continued achievement of emission abatement projects critical.

VCIP Payouts for the NEOs

The calculation of the 2024 VCIP award for each NEO is summarized below. The HRCC eliminated individual positive performance adjustments for the NEOs effective with the 2022 VCIP, so the payout below solely reflects the corporate performance payout approved by the HRCC.

Name	2024 Eligible Earnings	Target VCIP	Corporate Payout	Total Payout
R.M. Lance	$1,791,833	165%	120%	$3,547,830
W.L. Bullock, Jr.	1,084,776	115%	120%	1,496,991
N.G. Olds	952,632	100%	120%	1,143,158
K.B. Rose	951,984	95%	120%	1,085,262
A.M. O’Brien	725,544	83%	120%	722,642

Long-Term Incentive: Performance Share Program (PSP)

The PSP is designed to motivate senior leadership worldwide to execute their duties in a way that not only achieves ConocoPhillips’ approved strategy but also closely aligns senior leadership with long-term stockholder interests. Grants made to NEOs in 2024 for PSP 24 are summarized in note 3 of the Summary Compensation Table beginning on page 95. Performance measures and peers for all ongoing programs can be found on page 73.

PSP 22 PERFORMANCE

In 2022, the HRCC approved performance metrics for the PSP performance period running from January 2022 through December 2024. The PSP uses staggered three-year performance periods, with PSP 22 using two corporate performance measures: (1) relative Total Shareholder Return, which is weighted 60%; and (2) relative Financial, which is weighted 40%.

The HRCC considered ConocoPhillips’ overall performance based on the PSP 22 performance measures set forth above, which, similar to VCIP, directly correspond to our strategic priorities and support our goal to deliver superior returns to stockholders through price cycles. See “Executive Overview — Executive Compensation — Strategic Alignment” beginning on page 69 and “Process for Determining Executive Compensation — Corporate Performance Criteria” beginning on page 78.

HRCC REVIEW PROCESS

In determining award payouts under PSP 22, the HRCC met several times with management throughout the performance period to review progress and performance against the approved metrics. The review with the HRCC in late January 2025 focused on the detailed final results for each performance metric. The final review in mid-February 2025 focused on a summary of the results for each performance metric and deliberation and determination of the final payout by the HRCC. This process allows the HRCC to consider results in one meeting and make informed payout decisions in a separate meeting.

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Compensation Discussion and Analysis

2022 – 2024 RESULTS

TSR – 60% weighting

Three-year TSR of 15.8% resulted in a relative ranking of 5th in TSR, putting us in the 51st percentile (102% payout per the matrix) compared to our performance peer group over the three-year performance period based on the 20-day average methodology, outperforming the independent peer average and the overall peer average, including outperforming the S&P 500. The HRCC then followed the matrix on page 81 in making its determination of the payout for this relative TSR metric.

FINANCIAL – 40% WEIGHTING

We finished 4th (61st percentile) in Adjusted ROCE relative to our performance peers over the three-year performance period (132% payout per the matrix). The HRCC followed the matrix on page 80 in making its determination of the payout for the relative Financial metric.

The HRCC believes ConocoPhillips is executing the right strategy and recognizes the leadership and commitment our executives demonstrated during the performance period. The HRCC believes that a 114% formulaic payout reflects ConocoPhillips’ overall strong performance during the 2022-2024 performance period.

The HRCC believes there is strong alignment between stockholder interests and executive compensation. The following table describes the final results for each metric the HRCC considered as quantitative performance measures and summarizes the payout decisions for PSP 22:

Metric Category	Category Weighting	Metric	PSP Results and Performance Summary	Payout	Weighted Payout
TSR		Total Shareholder Return (relative to peers)	5th in peer group (51st percentile; 102% payout per matrix) for 2022-2024 based on 20-day average methodology	102%	61%
Financial(1)		Adjusted ROCE (relative to peers)	4th in peer group (61st percentile; 132% payout per matrix)	132%	53%
				Total Payout	114%

(1)	See page 80 for how Adjusted ROCE is calculated. See Appendix A for non-GAAP reconciliations.

Long-Term Incentive: Executive Restricted Stock Unit Program

All 2024 awards under the Executive Restricted Stock Unit Program were made at target. The 2024 grants to NEOs can be found in note 3 of the Summary Compensation Table beginning on page 95.

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Other Executive Compensation and Benefits

Other Compensation and Personal Benefits

In addition to our four primary compensation components, we provide our NEOs a limited number of benefits as described below. Some benefits, such as executive life insurance coverage and nonqualified benefit plans, are provided for competitive reasons. Other benefits are designed primarily to promote a healthy work/life balance, to provide opportunities for developing business relationships, and to personalize our social responsibility programs.

Comprehensive Security Program — Because our executives face personal safety risks in their roles as representatives of a global E&P company, our Board has adopted a comprehensive security program for our executives.

Personal Entertainment — ConocoPhillips executives participate in community, university, and philanthropic organizations at the request of the company. We also purchase tickets to various cultural, charitable, civic, entertainment, and sporting events for business development and relationship-building purposes, as well as to maintain our involvement in communities where we operate. Occasionally, our employees, including our executives, make personal use of tickets that would not otherwise be used for business purposes. We believe these tickets offer an opportunity to expand our networks at a very low or no incremental cost to ConocoPhillips.

Tax Gross-Ups — Certain of the personal benefits received by our executives are deemed by the Internal Revenue Service to be taxable income to the individual. When we determine that such income is incurred for purposes more properly characterized as company business than personal benefit, we provide additional payments to the executive to reimburse the cost of including the item in the executive’s taxable income. Most often, these tax gross-up payments are provided for travel by a family member or other personal guest to attend a meeting or function at our request in furtherance of company business, such as Board meetings, company-sponsored events, and industry and association meetings where spouses or other guests are expected to attend.

Tax and Financial Planning Services — We provide our NEOs with certain tax, estate, and financial planning services up to $15,750 plus any travel–related expenses incurred by the advisor when meeting with an executive. The benefit is provided while serving as an executive and for up to six months following retirement from the company. We do not provide a tax gross-up for these benefits.

Executive Life Insurance — We provide life insurance policies and death benefits for all of our U.S.-based salaried employees (at no cost to the employee) with a face value approximately equal to the employee’s annual salary. For each of our NEOs under the ConocoPhillips benefits program, we maintain an additional life insurance policy (at no cost to the executive) with a value approximately equal to the executive’s annual salary. In addition to these two plans, we also provide our executives the option of purchasing group variable universal life insurance or term life insurance in an amount up to eight times their respective annual salaries. We believe that making additional insurance available for purchase at their own expense is valued by our executives and can be provided at no cost to ConocoPhillips.

Defined Contribution Plans — In addition to the ConocoPhillips Savings Plan, which is our qualified defined contribution plan for U.S.-based employees, we maintain the nonqualified defined contribution plans listed below for our executives. These plans allow deferred amounts to grow tax-free until distributed, while enabling ConocoPhillips to use the money for the duration of the deferral period for general corporate purposes. These types of plans are common among our competitors, and we believe the lack of such plans would put ConocoPhillips at a disadvantage in attracting and retaining talented executives.

●	Voluntary Deferred Compensation Plans — The purpose of our voluntary nonqualified deferred compensation plans is to allow executives to defer a portion of their salary and incentive compensation so that such amounts are not immediately taxable.
●	Make-Up Plans — The purpose of our nonqualified defined contribution make-up plans is to provide benefits that an executive would otherwise lose due to limitations imposed by the Internal Revenue Code on high-income participants in qualified plans.

Additional information on these plans is provided under Nonqualified Deferred Compensation beginning on page 104.

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Compensation Discussion and Analysis

Defined Benefit Plans — In addition to the ConocoPhillips Retirement Plan, which is our qualified defined benefit plan for U.S.-based employees, we also maintain nonqualified defined benefit plans for our executives. The primary purpose of these plans is to provide benefits that an executive would otherwise lose due to limitations imposed by the Internal Revenue Code on high-income participants in qualified plans. The U.S. nonqualified defined benefit plan available to our NEOs is the Key Employee Supplemental Retirement Plan (“KESRP”). This type of plan is common among our competitors, and we believe the lack of such a plan would put ConocoPhillips at a disadvantage in attracting and retaining talented executives. Effective January 1, 2019, the ConocoPhillips Retirement Plan was closed to new hires and rehires who will instead receive an additional retirement contribution under the ConocoPhillips Savings Plan and a related make-up plan. Additional information on the KESRP is provided under Pension Benefits beginning on page 102.

Severance Plans and Changes in Control

We maintain plans to address severance of our executives in certain circumstances as described under Executive Severance and Changes in Control beginning on page 106. Plans of this nature are common within the industry. Our plans are designed to aid ConocoPhillips in attracting and retaining executives. Under each of our severance and change in control severance plans, the executive must terminate from service with ConocoPhillips to receive severance pay. Excise tax gross-up benefits are not available under these plans.

Awards under the PSP and Executive Restricted Stock Unit Program that are assumed by an acquirer are subject to accelerated vesting only upon the occurrence of both a change in control event and a qualifying termination of employment of the employee (usually called a “double trigger”).

Broadly Available Plans

Our NEOs are eligible to participate in the same basic benefits package as our other U.S. salaried employees. This includes expatriate benefits; relocation services; medical, dental, vision, life, and accident plans; health savings accounts; and flexible spending arrangements for health care and dependent care expenses.

Executive Compensation Governance

Alignment of Interests — Stock Ownership and Holding Requirements

We place a premium on aligning the interests of our executives with those of our stockholders. All executives are subject to stock ownership guidelines, with an eight times base salary guideline for the CEO (increased from six times effective in 2023) and three to four times base salary guideline for other NEOs. Executives have five years from the date they become subject to the Stock Ownership Guidelines to comply. Holdings counted toward the guidelines include: (1) shares of stock owned individually, jointly, or in trusts controlled by the employee; (2) restricted stock and restricted stock units; (3) shares owned in qualified savings or stock ownership plans, whether vested or not; and (4) stock or units in nonqualified deferred compensation plans, whether vested or not. Holdings not counted toward the guidelines include PSP target units and unexercised stock options. Employees subject to the guidelines who have not reached the required level of stock ownership are expected to hold shares received upon vesting or earn-out of restricted stock, restricted stock units (net of shares for taxes), and shares received upon exercise of stock options (net of shares tendered or withheld for payment of exercise price and shares for taxes), so they meet their requirement in a timely manner. The multiple of equity held by each of our NEOs currently exceeds our established guidelines.

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Clawback Policy

The HRCC has approved a Clawback Policy providing that ConocoPhillips will recoup any incentive compensation (cash or equity) paid or payable to any executive to the extent such recoupment is required or contemplated by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the Sarbanes-Oxley Act, or any other applicable law or listing standards. To comply with NYSE listing standards and final SEC rules under the Dodd-Frank Act, the HRCC adopted a restated Clawback Policy effective October 2, 2023. The Clawback Policy requires the Board to recoup incentive compensation (cash or equity) paid in the event of certain business circumstances, including a financial restatement. The policy operates in addition to provisions already contained in our award documents for the PSP, the Executive Restricted Stock Unit Program, the Stock Option Program, and other compensation programs using company equity. Those documents permit the HRCC or other granting committee to suspend rights to exercise, refuse to honor the exercise of awards already requested, or cancel awards granted if an executive engages in any activity we determine is detrimental to ConocoPhillips, including acts of misconduct (such as embezzlement, fraud, theft, or disclosure of confidential information) or other acts that harm our business, reputation, or employees, as well as misconduct that results in ConocoPhillips having to prepare an accounting restatement. To date, no NEOs have been subject to any clawbacks.

Anti-Pledging and Anti-Hedging

Pursuant to our insider trading policy, ConocoPhillips directors, officers and all other employees are prohibited from pledging company stock, holding company stock in a margin account, or entering into hedging transactions, including the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds. This policy, together with the Stock Ownership Guidelines discussed above, helps ensure that our NEOs and other Senior Officers remain subject to the risks, as well as the rewards, of stock ownership.

Equity Grant Practices

When the HRCC awards Performance Share Units, Executive Restricted Stock Units, or other equity grants to the NEOs, the fair market value of the units or the exercise price of the options or other equity is determined based on an average of the stock’s high and low prices on the date of grant (or the preceding business day, if the markets are closed on the date of grant). For purposes of granting such awards, we use an average of the closing prices on the 10 trading days preceding the date of grant. Grants of Performance Share Units and Executive Restricted Stock Units are generally made at the HRCC’s February meeting (the date of which is determined at least a year in advance) or, in the case of new hires, on the date of commencement of employment or the date of HRCC approval, whichever is later. The HRCC does not take material nonpublic information into account when determining the timing and terms of equity grants, and the Company’s release of material nonpublic information is not timed with the purpose of affecting the value of executive compensation. The HRCC does not have a formal policy regarding the timing of stock option grants because it has discontinued the Stock Option Program, and ConocoPhillips has not granted stock options since 2017. See “Stock Option Program” on page 73.

Statutory and Regulatory Considerations

In designing, implementing, and determining compensation under our compensation programs, we act in accordance with our compensation philosophy and believe that attracting, retaining, and motivating our employees with compensation programs that support long-term value creation is in the best interests of our stockholders. However, we also take into account the various tax, accounting, and disclosure rules associated with various forms of compensation. We have reviewed and considered the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code and designed deferred compensation programs with the intent that they comply with or are exempt from Section 409A of the Internal Revenue Code. We generally seek to preserve tax deductions for executive compensation where possible and commensurate with our practice of aligning pay with performance. Nonetheless, ConocoPhillips has awarded compensation that is not fully tax deductible when the HRCC believes that doing so is in the best interest of our stockholders, and ConocoPhillips reserves the right to do so in the future.

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Human Resources and Compensation Committee Report

Review with Management. The HRCC has reviewed and discussed the “Compensation Discussion and Analysis” presented in this Proxy Statement with members of management.

Discussion with Independent Executive Compensation Consultant. The HRCC has discussed with FW Cook, an independent executive compensation consulting firm, ConocoPhillips’ executive compensation programs, as well as specific compensation decisions made by the HRCC. FW Cook was retained directly by the HRCC, independent of management. The HRCC has received written disclosures from FW Cook confirming no other work has been performed for ConocoPhillips by FW Cook, has discussed with FW Cook its independence from ConocoPhillips, and believes FW Cook to have been independent of management.

Recommendation to the ConocoPhillips Board of Directors. Based on its review and discussions noted above, the HRCC recommended to the Board that the “Compensation Discussion and Analysis” be included in ConocoPhillips’ Proxy Statement on Schedule 14A (and, by reference, included in ConocoPhillips’ Annual Report on Form 10-K for the year ended December 31, 2024).

THE CONOCOPHILLIPS HUMAN RESOURCES AND COMPENSATION COMMITTEE

Jeffrey A. Joerres, Chair
Dennis V. Arriola
Gay Huey Evans CBE
Sharmila Mulligan
Arjun N. Murti
Robert A. Niblock

Human Resources and Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2024, none of our executive officers served as (1) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served on our HRCC; (2) a director of another entity, one of whose executive officers served on our HRCC; or (3) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served as one of our directors. In addition, no member of the HRCC (1) was an officer or employee of ConocoPhillips or any of our subsidiaries during the year ended December 31, 2024; (2) was formerly an officer or employee of ConocoPhillips or any of our subsidiaries; or (3) had any other relationship requiring disclosure under applicable rules.

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Executive Compensation Tables

The following tables and accompanying narrative disclosures provide information concerning total compensation paid to the Chief Executive Officer and the other NEOs of ConocoPhillips for 2024. Please also see our discussion of the relationship between the “Compensation Discussion and Analysis” to these tables under “2024 Executive Compensation Analysis and Results” beginning on page 83. The data presented in the tables that follow include amounts paid to the NEOs by ConocoPhillips or any of its subsidiaries for 2024.

Summary Compensation Table

The Summary Compensation Table below reflects amounts earned with respect to 2024 and, with regard to non-equity incentive plan compensation, for the performance period ending in 2024. The table does not include the cost of benefits that are generally available to our U.S.-based salaried employees, such as our medical, dental, vision, life, and accident plans, disability, and health savings accounts and flexible spending account arrangements for health care and dependent care expenses. All of our NEOs are U.S.-based salaried employees.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Option Awards	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5)	All Other Compensation(6)	Total
R.M. Lance Chairman and Chief Executive Officer	2024	$1,791,833	$ —	$15,416,811	$ —	$3,547,830	$1,829,311	$530,499	$23,116,284
	2023	1,742,500	—	14,842,125	—	3,737,663	—	448,385	20,770,673
	2022	1,685,833	—	14,308,868	—	3,425,614	—	552,024	19,972,339
W.L. Bullock, Jr. Executive Vice President and Chief Financial Officer	2024	1,084,776	—	4,973,507	—	1,496,991	3,412,975	187,005	11,155,254
	2023	1,004,976	—	5,141,485	—	1,469,777	2,350,206	226,476	10,192,920
	2022	953,556	—	3,903,751	—	1,211,016	870,570	595,849	7,534,742
N.G. Olds Executive Vice President, Lower 48	2024	952,632	—	4,515,851	—	1,143,158	2,295,501	320,163	9,227,305
	2023	840,056	—	2,764,013	—	1,037,469	1,473,838	239,438	6,354,814
	2022	760,668	—	3,148,392	—	879,104	434,433	123,171	5,345,768
K.B. Rose Senior Vice President, Legal, General Counsel and Corporate Secretary	2024	951,984	—	3,717,766	—	1,085,262	187,657	202,796	6,145,465
	2023	947,320	—	3,242,925	—	1,169,940	178,260	180,104	5,718,549
	2022	915,976	—	3,223,715	—	1,105,125	144,046	153,171	5,542,033
A.M. O’Brien Senior Vice President, Strategy, Commercial, Sustainability and Technology	2024	725,544	—	3,104,357	—	722,642	—	145,133	4,697,676
	2023	—	—	—	—	—	—	—	—
	2022	—	—	—	—	—	—	—	—
(1)	Includes any amounts that were voluntarily deferred under the Key Employee Deferred Compensation Plan (“KEDCP”).
(2)	Our primary short-term incentive compensation arrangement for employees (the Variable Cash Incentive Program or “VCIP”) has performance measures established by the HRCC and communicated to employees, including the NEOs, at a time when the outcome of the performance is substantially uncertain for the 2024 performance period. The HRCC must determine the level of achievement under such performance measures before any payout to NEOs. Because of this process, amounts paid under the VCIP are shown in the Non-Equity Incentive Plan Compensation column of the table, rather than the Bonus column.
(3)	Amounts shown represent the aggregate grant date fair value of awards made during each of the years indicated under the Performance Share Program (“PSP”) and the Executive Restricted Stock Unit Program as determined in accordance with FASB ASC Topic 718. See the “Employee Benefit Plans” section of Note 15 in the Notes to Consolidated Financial Statements in ConocoPhillips’ 2024 Annual Report on Form 10-K for a discussion of the relevant assumptions used in this determination. For the awards granted for PSP 24 and 2024 Executive RSUs, the grant date fair value was $110.385, but as noted in the Equity Grant Practices outlined on page 93 awards are granted using the average of the closing prices on the 10 trading days preceding the date of grant ($111.79). The difference between these values can increase or decrease the reported amounts from year to year even if target compensation does not change. A detailed breakdown of 2024 awards in the Stock Awards column of the Summary Compensation Table is on the following page.

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Executive Compensation Tables

GRANTS MADE IN 2024

	PSP		Executive Restricted Stock Unit Program
Name	Shares (#)	Value	Shares (#)	Value	Total Value
R.M. Lance	90,781	$10,020,861	48,883	$5,395,950	$15,416,811
W.L. Bullock, Jr.	31,100	3,432,974	13,956	1,540,533	4,973,507
N.G. Olds	29,277	3,231,742	11,633	1,284,109	4,515,851
K.B. Rose	23,248	2,566,230	10,432	1,151,536	3,717,766
A.M. O’Brien	20,983	2,316,208	7,140	788,149	3,104,357

The amounts shown for awards from the PSP relate to the respective three-year performance periods that began in each of the years presented. Performance periods under the PSP generally are three years. As a new performance period has begun each year since the program commenced, there are three overlapping performance periods ongoing at any time.
The amounts shown for 2022 include the full initial target for PSP 22 for the January 2022–December 2024 performance period, as well as any incremental targets set during 2022 with regard to any ongoing performance period as a result of promotions (Mr. Olds was promoted in 2022). The amounts shown for 2023 include the full initial target for PSP 23 for the January 2023–December 2025 performance period, as well as any incremental targets set during 2023 with regard to any ongoing performance period as a result of promotions (Mr. Bullock was promoted in 2023). The amounts shown for 2024 include the full initial target for PSP 24 for the January 2024–December 2026 performance period, as well as any incremental targets set during 2024 with regard to any ongoing performance period as a result of promotions (Mr. Olds and Mr. O’Brien were promoted in 2024).
Amounts are shown at target for each year because it is most probable at the setting of the target for the applicable performance periods that targets will be achieved. If payout was made at maximum levels for company performance the amounts shown would double from the targets shown, although the value of the actual payout would be dependent upon the stock price and accrued dividend equivalent units at the time of the payout. If payout was made at minimum levels, the amounts would be reduced to zero. No adjustment is made to the target shown for prior years based upon any change in probability after the target is set. Changes to targets resulting from promotion or demotion of a NEO are shown as awards in the year of the promotion or demotion, even though the awards may relate to a program period that began in an earlier year.
The grant date fair values of the target awards for PSP 22 (January 2022-December 2024) granted in 2022 appear in the table in 2022, and any incremental target awards as a result of a promotion appear in the year in which they were granted. Actual payouts with regard to the targets for PSP 22 were approved by the HRCC at its February 2025 meeting. Pursuant to that approval, payouts were made in February 2025 (with values shown at fair market value on the date of settlement) to the NEOs as follows: Mr. Lance, 129,068 units valued at $13,023,335; Mr. Bullock, 42,758 units valued at $4,314,406; Mr. Olds, 29,142 units valued at $2,940,512; Ms. Rose, 30,469 units valued at $3,074,410; and Mr. O’Brien, 13,488 units valued at $1,360,978. These amounts do not appear in the Summary Compensation Table. Under the terms and conditions of the awards, participants were able to make elections prior to the beginning of the performance period to defer all or a portion of the award value into the KEDCP. See the section on Nonqualified Deferred Compensation beginning on page 104 for further information.
For PSPs beginning in 2012 and later settlement will be made in cash rather than unrestricted shares. For target awards for program periods beginning in 2013 and later, the vesting period ends shortly after the end of the performance period, except that in the cases of termination due to death, layoff, or retirement, or after disability or a change in control, the vesting period ends upon the occurrence of the exceptional termination event although the timing of settlement remains unchanged. For programs beginning prior to 2013, the employee may have elected, prior to the beginning of the performance period, to defer the lapsing of restrictions until after separation. For PSPs beginning in 2013 and later, the employee may elect, prior to the beginning of the performance period, to have some or all of the settlement value deferred into the KEDCP.
(4)	Includes amounts paid under the VCIP and VCIP amounts that were voluntarily deferred to the KEDCP. See the section on Nonqualified Deferred Compensation beginning on page 104 for further information. See also note 2 on the previous page.
(5)	Amounts represent the actuarial increase in the present value of the NEO’s benefits under all pension plans maintained by ConocoPhillips determined using interest rate, discount rate, and mortality rate assumptions consistent with those used in ConocoPhillips’ financial statements. Primarily as a result of such actuarial factors, the present value of the benefit to Mr. O’Brien decreased from 2023 to 2024 by $16,367. In accordance with the SEC rules that do not permit the inclusion of values less than $0 for this column, an amount of zero is shown in the table.
Interest Rates and Discount Rates —
Interest rate assumption changes have a significant impact on the pension values, with periods of higher interest rates having the effect of decreasing the actuarial values reported and vice versa. The discount rate assumptions and discount periods from the assumed retirement age to current age used in determining the present value may also have an impact on the pension values, with higher discount rates having the effect of decreased actuarial values reported and vice versa, and shorter discount periods having the effect of increased actuarial values reported and vice versa.

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Executive Compensation Tables

Final Average Pay and Service Credit —
The years of service credited and increases to compensation are also factors in the benefit accrual. Each additional year of service credit and pay increases will generally result in an increase in the actuarial values reported. This only applies to Messrs. Lance, Bullock, and Olds who are the only NEOs who participate in a final average earnings title of ConocoPhillips’ U.S. pension plans. See Pension Benefits beginning on page 102 of this Proxy Statement for further information.
(6)	As discussed in “Compensation Discussion and Analysis” beginning on page 63 of this Proxy Statement, ConocoPhillips provides its executives with a number of compensation and benefit arrangements. The table below reflects amounts earned in 2024 under those arrangements, excluding insurance and other benefits that are generally available to our U.S.-based salaried employees. All of our NEOs are U.S.-based salaried employees. All Other Compensation includes the following amounts, which were determined using actual cost paid by ConocoPhillips unless otherwise noted:

Name	Personal Use of Company Aircraft(a)	Business Related Use of Company Aircraft(b)	Matching Gift Program(c)	Other(d)	Tax and Financial Planning(e)	Executive Group Life Insurance Premiums(f)	Tax Reimbursement Gross-Up(g)	Matching Contributions Under the Tax-Qualified Savings Plans(h)	Company Contributions to Non- Qualified Defined Contribution Plans(i)	Total
R.M. Lance	$125,592	$97,068	$5,000	$77,749	$15,750	$10,773	$19,465	$37,950	$141,152	$530,499
W.L. Bullock, Jr.	—	29,287	10,000	13,853	15,750	6,522	3,259	37,950	70,384	187,005
N.G. Olds	—	117,902	10,000	62,609	15,750	5,727	12,912	37,950	57,313	320,163
K.B. Rose	—	—	10,000	56,555	16,213	5,723	19,107	37,950	57,248	202,796
A.M. O’Brien	4,101	—	—	24,714	15,468	4,362	23,934	37,950	34,604	145,133

(a)	ConocoPhillips’ Comprehensive Security Program requires that the CEO, Mr. Lance, fly on company aircraft unless the Global Security Department determines that other arrangements represent an acceptable risk. All other NEOs are permitted to use the aircraft for preapproved personal travel. Amounts represent the approximate aggregate incremental cost to ConocoPhillips for personal use of the aircraft, including travel for any family member or personal guest. Approximate aggregate incremental cost has been determined by calculating the variable costs for each aircraft during the year, dividing that amount by the total number of miles flown by that aircraft, and multiplying the result by the miles flown for personal use during the year. However, where there were identifiable costs related to a particular trip — such as fuel, airport landing fees or food and lodging for aircraft personnel who remained at the location of the personal trip — those amounts are separately determined and included in the table above. The amounts shown include incremental costs associated with flights to the hangar or other locations without passengers (commonly referred to as “deadhead” flights) arising from the non-business use of the aircraft by a NEO. Beginning in 2021, Mr. Lance has entered into aviation lease agreements with the company under which reimbursement, subject to FAA limitations, is provided for certain flights which are personal in nature. Amounts in the table above reflect aggregate incremental cost net of reimbursements. Lease reimbursements are allocated to the flight to which they relate but may be paid in a different year due to lease administration.
(b)	ConocoPhillips executives participate in community, university, and philanthropic organizations at the request of the company. In some cases, company aircraft are used to support these activities as well as other activities not integrally related to the performance of the executive’s duties. When these activities are considered as not integrally and directly related to the performance of the executive’s duties, we include the aggregate incremental cost to ConocoPhillips in this column. The same guidelines for determining approximate aggregate incremental cost as discussed in note (a) are used in determining these amounts.
(c)	ConocoPhillips maintains a Matching Gift Program, under which certain gifts by employees to qualified educational or charitable institutions are matched. For all eligible employees, including the NEOs, the program matches up to $10,000 with regard to each program year. Administration of the program can cause us to pay more than the limit in a single fiscal year due to a lag in processing claims.
(d)	The amounts in this column represent other perquisites and personal benefits including board fees for service on community, university, and philanthropic organizations at the request of the company (such board fees totaled $50,000 for Mr. Lance and $25,000 for Mr. Olds); the cost of presentations made to employees and their spouses at Company meetings or events; reimbursements for the cost of spousal and other guests attendance at such meetings or events; and the aggregate incremental cost of any other personal benefits or perquisites not integrally and directly related to the performance of the executive’s duties arising from such presentations, meetings, or events, primarily food, drink and transportation. Also includes any aggregate incremental cost of enhanced home security, transportation security, and other protection services provided under our Comprehensive Security Program. As part of his duties and in addition to working in the Houston headquarters of the company, Mr. Olds is required to work in the company’s Midland, Texas office which serves as a strategic operational hub for its Permian Basin assets. Approximately 1,110 employees are based in this office. While working in Midland, Mr. Olds lived in a company-owned house and drove a company-leased automobile. The amount shown for Mr. Olds includes the company’s actual cost of the house for the days used by Mr. Olds and the company’s actual cost of leasing the automobile for the days used by Mr. Olds.
(e)	The amounts shown reflect the cost of professional advice related to tax, estate and financial planning. The maximum benefit in 2024 was $15,750 plus any travel-related expenses incurred by the advisor when meeting with an executive. No tax gross-up is provided for these costs.
(f)	The amounts shown reflect the aggregate incremental cost of premiums paid by ConocoPhillips for executive group life insurance (coverage equal to two times annual salary) versus the cost of basic life insurance provided to non-executive salaried employees (coverage equal to annual salary). In addition, certain employees, including the NEOs, are eligible to purchase group variable universal life insurance policies at no incremental cost to ConocoPhillips.
(g)	The amounts shown are for payments by ConocoPhillips relating to certain taxes incurred by the employee. These taxes arise primarily when ConocoPhillips requests family members or other guests to accompany the employee to a function, and, as a result, the employee is deemed to make a personal use of company assets (for example, when a spouse accompanies an employee on a company aircraft). ConocoPhillips believes such expenses are appropriately characterized as a business expense, and, if the employee has imputed income in accordance with the applicable tax laws, ConocoPhillips will generally reimburse any increased tax costs.
(h)	Under the terms of its tax-qualified defined contribution plans, ConocoPhillips makes matching contributions and nonelective allocations to the accounts of its eligible employees, including the NEOs.
(i)	Under the terms of its nonqualified defined contribution plans, ConocoPhillips makes contributions to the accounts of its eligible employees, including the NEOs. See the narrative, table, and notes to the Nonqualified Deferred Compensation section beginning on page 104 for further information.

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Executive Compensation Tables

Grants of Plan-Based Awards Table

The Grants of Plan-Based Awards Table shows participation by the NEOs in the incentive compensation arrangements described below.

The columns under the heading Estimated Future Payouts Under Non-Equity Incentive Plan Awards show information regarding VCIP. The amounts shown in the table are those applicable to the 2024 program year, using a minimum of zero and a maximum of 200 percent of VCIP target for each participant; the amounts shown do not represent actual payouts for that program year. Actual payouts for the 2024 program year were made in February 2025 and are shown in the Summary Compensation Table on page 95 under the Non-Equity Incentive Plan Compensation column. Awards are eligible to be voluntarily deferred under the KEDCP.

The columns under the heading Estimated Future Payouts Under Equity Incentive Plan Awards show information regarding PSP. The amounts shown in the table are those set for 2024 compensation tied to the 2024 through 2026 program period and any promotional grants for previous performance periods and do not represent actual payouts for that program year. These awards accrue dividend equivalents that, during the performance period, are reinvested in additional restricted stock units and paid upon the applicable vesting of the underlying award. Dividend equivalents are not paid at preferential rates and are credited at the same time dividends are paid on common stock. Awards settled in cash are eligible to be voluntarily deferred under the KEDCP. For the 2024 program year under the PSP, the HRCC set the targets and granted awards at the regularly scheduled February 2024 meeting of the HRCC.

The All Other Stock Awards column reflects awards granted under the Executive Restricted Stock Unit Program. The Executive Restricted Stock Unit Program awards shown were granted on the same day the target was approved, vest at the end of a three-year period, and accrue dividend equivalents that, during the performance period, are reinvested in additional restricted stock units and settle in stock upon the applicable vesting of the underlying award. Dividend equivalents are not paid at preferential rates and are credited at the same time dividends are paid on common stock. For the 2024 program year under the Executive Restricted Stock Unit Program, the HRCC set the targets and granted awards at the regularly scheduled February 2024 meeting of the HRCC.

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Executive Compensation Tables

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units(4) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price Of Options Awards Average Price ($Sh)	Exercise or Base Price Of Options Awards Closing Price ($Sh)	Grant Date Fair Value of Stock and Options Awards(5)
Name	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
R.M. Lance		$—	$2,956,525	$5,913,050	—	—	—	—	—	$—	$—	$—
	2/13/2024	—	—	—	—	90,781	181,562	—	—	—	—	10,020,861
	2/13/2024	—	—	—	—	—	—	48,883	—	—	—	5,395,950
W.L. Bullock, Jr.		—	1,247,492	2,494,984	—	—	—	—	—	—	—	—
	2/13/2024	—	—	—	—	31,100	62,200	—	—	—	—	3,432,974
	2/13/2024	—	—	—	—	—	—	13,956	—	—	—	1,540,533
N.G. Olds		—	952,632	1,905,264	—	—	—	—	—	—	—	—
	2/13/2024	—	—	—	—	21,602	43,204	—	—	—	—	2,384,537
	2/13/2024	—	—	—	—	2,952	5,904	—	—	—	—	325,857
	2/13/2024	—	—	—	—	4,723	9,446	—	—	—	—	521,348
	2/13/2024	—	—	—	—	—	—	11,633	—	—	—	1,284,109
K.B. Rose		—	904,385	1,808,770	—	—	—	—	—	—	—	—
	2/13/2024	—	—	—	—	23,248	46,496	—	—	—	—	2,566,230
	2/13/2024	—	—	—	—	—	—	10,432	—	—	—	1,151,536
A.M. O’Brien		—	602,202	1,204,404	—	—	—	—	—	—	—	—
	2/13/2024	—	—	—	—	13,304	26,608	—	—	—	—	1,468,562
	2/13/2024	—	—	—	—	2,954	5,908	—	—	—	—	326,077
	2/13/2024	—	—	—	—	4,725	9,450	—	—	—	—	521,569
	2/13/2024	—	—	—	—	—	—	7,140	—	—	—	788,149

(1)	The grant date shown is the date on which the HRCC approved the target awards or, in the case of prorated promotional awards under the PSP, the effective date of the promotion or in the case of Messrs. Olds and O’Brien, on the date of the HRCC meeting when their promotions effective January 1, 2024, were approved.
(2)	Threshold and maximum awards are based on the program provisions under VCIP. Actual awards earned can range from zero to 200 percent of the target awards for corporate performance inclusive of negative discretionary adjustments for individual performance. Amounts reflect estimated cash payouts under VCIP after the close of the performance period at the threshold, target, and maximum level of performance.
The estimated amounts are calculated based on the applicable annual target and base salary for each NEO in effect for the 2024 performance period, including any salary increases during the year. While the program terms would also automatically adjust for salary decreases, these are not reflected in the table above. If threshold levels of performance are not met, then the payout can be zero. The HRCC also retains the discretionary authority to make negative individual performance adjustments to awards to NEOs under VCIP. Actual payouts under VCIP for 2024 are based on actual base salaries earned in 2024 and are reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table on page 95.
(3)	Threshold and maximum awards under the PSP are based on the program provisions. Actual awards earned under the PSP can range from zero to 200 percent of the target awards. Mr. Bullock and Ms. Rose received an additional 20 percent initial award for PSP 24 (2024-2026) in recognition of their differential performance in 2023.
(4)	This reflects awards for the Executive Restricted Stock Unit Program. Executive Restricted Stock Unit awards can only be adjusted downward.
(5)	For equity incentive plan awards, these amounts represent the grant date fair value at target level under PSP as determined pursuant to FASB ASC Topic 718 and reflected in the Stock Awards column in the Summary Compensation Table on page 95. Actual value realized upon vesting of the PSP or Executive Restricted Stock Unit awards depends on market prices at the time of settlement for such awards. See the “Employee Benefit Plans” section of Note 15 in the Notes to Consolidated Financial Statements in ConocoPhillips’ 2024 Annual Report on Form 10-K for a discussion of the relevant assumptions used in this determination.

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Executive Compensation Tables

Outstanding Equity Awards at Fiscal Year–End

The Outstanding Equity Awards at Fiscal Year-End table is used to show equity awards measured in ConocoPhillips stock held by the NEOs. The following table reflects outstanding stock option awards and unvested and unearned stock awards (both time-based and performance-contingent) as of December 31, 2024, assuming a market value of $99.17 per share (the closing stock price of the company’s common stock on December 31, 2024).

	Option Awards(1)					Stock Awards(3)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(9)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested
R.M. Lance	819,900	—	—	$33.1250	02/16/2026	—		$—	—	$—
	506,800	—	—	49.7550	02/14/2027	—		—	—	—
	—	—	—	—	—	452,419	(4)	44,866,410	184,652	18,311,960
W.L. Bullock, Jr.	81,000	—	—	33.1250	02/16/2026	—		—	—	—
	71,200	—	—	49.7550	02/14/2027	—		—	—	—
	—	—	—	—	—	102,253	(5)	10,140,435	59,104	5,861,332
N.G. Olds	12,150	—	—	49.7550	02/14/2027	—		—	—	—
	—	—	—	—	—	54,324	(6)	5,387,295	44,631	4,426,014
K.B. Rose	—	—	—	—	—	58,816	(7)	5,832,734	44,510	4,414,035
A.M. O’Brien	—	—	—	—	—	25,604	(8)	2,539,161	26,452	2,623,293

(1)	All options shown in the table have a maximum term for exercise of ten years from the grant date. Under certain circumstances, the terms for exercise may be shorter, and, in certain circumstances, the options may be forfeited and cancelled. All awards shown in the table have associated restrictions on transferability.
(2)	The options shown in this column vested and became exercisable in 2020 or prior years (although under certain termination circumstances, the options may still be forfeited). Options became exercisable in one-third increments on the first, second, and third anniversaries of the grant date.
(3)	Stock awards made to the NEOs in 2024 include: (a) long-term incentive awards under the PSP and (b) long-term time-vested awards under the Executive Restricted Stock Unit Program. Stock awards shown in the columns entitled Number of Shares or Units of Stock That Have Not Vested and Market Value of Shares or Units of Stock That Have Not Vested continue to have restrictions upon transferability. The number of shares or units shown is rounded to the nearest whole share, but the related value is based on the actual number of shares (including fractional shares), with aggregate value rounded to the nearest dollar.
Amounts include PSP awards for the performance period that ended in December 2024 (PSP 22), shown at target. At its February 2025 meeting, the HRCC approved the following final payout levels for the NEOs for that performance period: Mr. Lance, 129,068 units; Mr. Bullock, 42,758 units; Mr. Olds, 29,142 units; Ms. Rose, 30,469 units; and Mr. O’Brien, 13,488 units; see note 3 of the Summary Compensation Table. Under the PSP, stock awards are made in the form of restricted stock units (RSUs) or restricted stock, the former having been used in the most recent awards. The terms and conditions of both are substantially the same, requiring restriction on transferability until separation from employment, although for performance periods beginning after 2008 and before 2013, restrictions will lapse five years from the anniversary of the grant date unless the employee has elected prior to the beginning of the performance period to defer the lapsing of such restrictions until separation from employment. For performance periods beginning after 2012, restrictions will lapse three years after the grant, and awards will be settled in cash. Except in cases where the five-year provision applies, forfeiture is expected to occur if the separation is not the result of death, disability, layoff, or retirement after the executive has reached the age of 55 with five years of service, or after a change in control, although the HRCC has the authority to waive forfeiture. Restricted stock awards have voting rights and pay dividends. RSU awards have no voting rights. RSUs granted under PSP prior to 2018 pay dividend equivalents, but no dividend equivalents are paid or accrued for awards made under the PSP until after the applicable performance period has ended. RSUs granted under the PSP in 2018 and later accrue dividend equivalents that, during the performance period, are reinvested in additional RSUs. Dividends or dividend equivalents are not paid at preferential rates, and dividend equivalents are paid at the same time as dividends on common stock. Restricted stock held by the NEOs prior to November 17, 2001, was converted to RSUs prior to the completion of the merger of Conoco Inc. and Phillips Petroleum Company, with the original restrictions still in place. Awards for ongoing performance periods under PSP 23 (January 2023–December 2025) and PSP 24 (January 2024–December 2026) are shown at target levels in the columns entitled Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested, and Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested. There is no assurance that these awards will be granted at, below, or above target after the end of the relevant performance periods, as the determination of whether to make an actual grant and the amount of any actual grant for NEOs is within the discretion of the HRCC.

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Amounts also include Executive Restricted Stock Unit Program awards granted in February 2022, 2023, and 2024. Under the Executive Restricted Stock Unit Program, stock awards are made in the form of RSUs. The terms and conditions of those units require restriction on transferability, which lapse three years from the anniversary of the grant date. Forfeiture is expected to occur at separation from service if the separation is not the result of death, disability, layoff, or retirement after the executive has reached the age of 55 with five years of service, or after a change in control, although the HRCC has the authority to waive forfeiture. Upon lapse of restrictions, settlement is made in stock. RSU awards have no voting rights. Dividend equivalents, if any, on RSUs held are reinvested in additional RSUs. Dividend equivalents are paid at the same time and the same rate as dividends on common stock, not at a preferential rate. Awards under the Executive Restricted Stock Unit Program are shown in the columns entitled Number of Shares or Units of Stock That Have Not Vested.
Amounts also include restricted stock and RSU awards granted with respect to prior periods. The plans and programs under which such grants were made provide that awards made in the form of restricted stock and RSUs be held in such form until the recipient retires (with respect to awards made before 2009) or the earlier of eight years or retirement (with respect to awards made from 2009 through 2012), with the possible election to hold until retirement, or three years (with regard to awards made in 2013 or later), with payouts for the last to be made in cash (unless voluntarily deferred to an account in the Key Employee Deferred Compensation Plan). If such awards immediately vested upon completion of the relevant performance period as is more typical for restricted stock programs, the amounts reflected in this column would be zero for awards made in years prior to 2012.
(4)	Includes 6,780 restricted shares for LTIP X — PSP I initial payout, for which restrictions lapse at retirement; 106,204 RSUs related to grants for PSP I final payout — PSP VI, for which restrictions lapse following separation from service; 71,789 RSUs for PSP VIII and PSP VIII Tail (Mr. Lance elected to defer lapsing of restrictions for PSP VIII and PSP VIII Tail until separation from service); 58,699 Executive RSUs related to the grant in 2022, for which restrictions lapse three years from the grant date and that will be settled in shares; 47,341 Executive RSUs related to the grant in 2023, for which restrictions lapse three years from the grant date and that will be settled in shares; 48,388 Executive RSUs related to the grant in 2024, for which restrictions lapse three years from the grant date and that will be settled in shares; and 113,218 RSUs related to grants for the PSP 22 target award. The actual payouts with regard to the targets for PSP 22 were approved by the HRCC at its February 2025 meeting, and, pursuant to that decision, Mr. Lance received a payout of 129,068 units. Restrictions on the PSP 22 award lapsed on February 11, 2025, and the award settled in cash, although the employee may have elected, prior to the beginning of the performance period, to have some or all of the settlement deferred into the KEDCP. For certain awards, Mr. Lance has voluntarily elected to defer the lapsing of restrictions until separation from service, and those awards continue to appear in the table. Subsequent elections may also impact the final timing of the payout of these awards.
(5)	Includes 24,356 RSUs related to grants for PSP I final payout — PSP VI, for which restrictions lapse following separation from service; 14,592 Executive RSUs related to the grant in 2022, for which restrictions lapse three years from the grant date and that will be settled in shares; 11,984 Executive RSUs related to the grant in 2023, for which restrictions lapse three years from the grant date and that will be settled in shares; 13,814 Executive RSUs related to the grant in 2024, for which restrictions lapse three years from the grant date and that will be settled in shares; and 37,507 RSUs related to grants for the PSP 22 target award. The actual payouts with regard to the targets for the PSP 22 award were approved by the HRCC at its February 2025 meeting, and, pursuant to that decision, Mr. Bullock received a payout of 42,758 units. Restrictions on the PSP 22 award lapsed on February 11, 2025, and the award settled in cash, although the employee may have elected, prior to the beginning of the performance period, to have some or all of the settlement deferred into the KEDCP. Subsequent elections may also impact the final timing of the payout of these awards.
(6)	Includes 8,969 Executive RSUs related to the grant in 2022, for which restrictions lapse three years from the grant date and that will be settled in shares; 8,277 Executive RSUs related to the grant in 2023, for which restrictions lapse three years from the grant date and that will be settled in shares; 11,515 Executive RSUs related to the grant in 2024, for which restrictions lapse three years from the grant date and that will be settled in shares; and 25,563 RSUs related to grants for the PSP 22 target award. The actual payouts with regard to the targets for PSP 22 were approved by the HRCC at its February 2025 meeting, and, pursuant to that decision, Mr. Olds received 29,142 units. Restrictions on the PSP 22 award lapsed on February 11, 2025, and the award settled in cash, although the employee may have elected, prior to the beginning of the performance period, to have some or all of the settlement deferred into the KEDCP. Subsequent elections may also impact the final timing of the payout of these awards.
(7)	Includes 12,050 Executive RSUs related to the grant in 2022, for which restrictions lapse three years from the program grant date and that will be settled in shares; 9,712 Executive RSUs related to the grant in 2023, for which restrictions lapse three years from the program grant date and that will be settled in shares; 10,326 Executive RSUs related to the grant in 2024, for which restrictions lapse three years from the grant date and that will be settled in shares; and 26,727 RSUs related to grants for the PSP 22 target award. The actual payouts with regard to the targets for the PSP 22 award were approved by the HRCC at its February 2025 meeting, and, pursuant to that decision, Ms. Rose received a payout of 30,469 units. Restrictions on the PSP 22 award lapsed on February 11, 2025, and the award settled in cash, although the employee may have elected, prior to the beginning of the performance period, to have some or all of the settlement deferred into the KEDCP. Subsequent elections may also impact the final timing of the payout of these awards.
(8)	Includes 2,556 Executive RSUs related to the grant in 2022, for which restrictions lapse three years from the grant date and that will be settled in shares; 3,875 Executive RSUs related to the grant in 2023, for which restrictions lapse three years from the grant date and that will be settled in shares; 7,342 Executive RSUs related to the grant in 2024, for which restrictions lapse three years from the grant date and that will be settled in shares; and 11,832 RSUs related to grants for the PSP 22 target award. The actual payouts with regard to the targets for PSP 22 were approved by the HRCC at its February 2025 meeting, and, pursuant to that decision, Mr. O’Brien received 13,488 units. Restrictions on the PSP 22 award lapsed on February 11, 2025, and the award settled in cash, although the employee may have elected, prior to the beginning of the performance period, to have some or all of the settlement deferred into the KEDCP. Subsequent elections may also impact the final timing of the payout of these awards.
(9)	Reflects potential RSU awards under ongoing performance periods for the PSP for the performance periods beginning January 2023 (Mr. Lance, 91,308 target units; Mr. Bullock, 27,126 target units; Mr. Olds, 22,419 target units; Ms. Rose, 20,605 target units; and Mr. O’Brien, 12,773 target units) and January 2024 (Mr. Lance, 93,344 target units; Mr. Bullock, 31,978 target units; Mr. Olds, 22,212 target units; Ms. Rose, 23,904 target units; and Mr. O’Brien, 13,680 target units). There is no assurance that these awards will be granted at, below, or above target after the end of the relevant performance periods because determination of whether to make an actual grant to, and the amount of any actual grant for, NEOs is within the discretion of the HRCC.

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Option Exercises and Stock Vested

The Option Exercises and Stock Vested table is used to show equity awards measured in ConocoPhillips stock where there was an option exercised by, or a stock award that vested to, a NEO during 2024.

	Option Awards(1)		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise	Number of Shares Acquired on Vesting (#)		Value Realized Upon Vesting
R.M. Lance	607,000	$34,395,131	457,673	(2)	$50,790,863
W.L. Bullock, Jr.	45,200	2,444,403	138,565	(2)	15,367,966
N.G. Olds	12,150	931,756	82,887	(3)	9,190,750
K.B. Rose	—	—	96,207	(2)	10,672,874
A.M. O’Brien	—	—	24,475	(4)	2,710,419
(1)	The number of shares or units shown is rounded to the nearest whole share, but the related value is based on the actual number of shares (including fractional shares), with aggregate value rounded to the nearest dollar.
(2)	Includes RSUs for the Executive Restricted Stock Unit Program award granted in 2021 and for PSP 21, for which restrictions were lapsed following the third anniversary of the grant date. PSP 21 settled in cash, although the employee may have elected prior to the beginning of the performance period to have some or all of the settlement deferred into the KEDCP. Includes Executive RSUs granted in 2024 for which restrictions were lapsed in order to satisfy required tax withholding.
(3)	Includes RSUs for the Executive Restricted Stock Unit Program award granted in 2021 and for PSP 21, for which restrictions were lapsed following the third anniversary of the grant date. PSP 21 settled in cash, although the employee may have elected prior to the beginning of the performance period to have some or all of the settlement deferred into the KEDCP. Includes Executive RSUs granted in 2022, 2023, and 2024 for which restrictions were lapsed in order to satisfy required tax withholding.
(4)	Includes RSUs for the Executive Restricted Stock Unit Program award granted in 2021 and for PSP 21, for which restrictions were lapsed following the third anniversary of the grant date. PSP 21 settled in cash, although the employee may have elected prior to the beginning of the performance period to have some or all of the settlement deferred into the KEDCP.

Pension Benefits

Our defined benefit pension plan for U.S.-based employees is the ConocoPhillips Retirement Plan (“CPRP”). The CPRP is intended to be tax-qualified under section 401(a) of the Internal Revenue Code. Our NEOs also participate in the nonqualified ConocoPhillips Key Employee Supplemental Retirement Plan (“KESRP”).

The CPRP consists of multiple titles with different terms, each corresponding to a different pension formula. NEOs are only eligible to participate in one title at any time but may have frozen benefits under one or more other titles. Benefits are identified by title in the table below, and all NEOs are vested in their benefits under the CPRP. Each title allows for payment in the form of several annuity types or a single lump sum, but all of the options are considered actuarially equivalent. Effective January 1, 2019, the CPRP was closed to additional benefit accrual for new hires and rehires who instead are eligible for an additional contribution under the ConocoPhillips Savings Plan and a related make-up plan.

Normal retirement for all of the CPRP titles is defined as the later of age 65 or the employment termination date, but participants in Title II may receive their vested benefits upon termination of employment at any age. Under Title I, early retirement can occur at age 55 with five years of service. Under Title IV, early retirement can occur at age 50 with ten years of service. Under Title I, early retirement benefits are unreduced for benefits that commence at or after age 60, but are reduced by five percent per year (prorated by month) for each year before age 60 that benefits are paid. Under Title IV, early retirement benefits are unreduced for benefits that commence at or after age 60, but are reduced by five percent per year (prorated by month) for each year from age 50 to age 57 that benefits are paid before age 60 and four percent per year (prorated by month) for each year from age 57 that benefits are paid before age 60. Messrs. Lance, Bullock, and Olds were eligible for early retirement at the end of 2024 under the terms of Title I or Title IV, as applicable.

The annual pension benefit under Title I and Title IV is an amount payable in the form of a single life annuity beginning at normal or early retirement equal to 1.6% multiplied by the participant’s pension compensation multiplied by years of credited service, minus a Social Security benefit offset equal to 1.5% multiplied by the participant’s annual primary Social Security benefit multiplied by years of credited service. For Title I, pension compensation is calculated using the three highest consecutive years in the last ten years before retirement. For Title IV, pension compensation is calculated using the higher of the highest consecutive 36-months of compensation or the highest nonconsecutive three years of compensation.

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Eligible pension compensation is limited to the annual maximum permitted under the Internal Revenue Code and generally includes salary and annual incentive compensation and other items (such as overtime) that are not applicable to or are not material for our NEOs. Under Title I, if an executive receives layoff benefits, eligible pension compensation includes annualized salary for the year of layoff, rather than actual salary, and years of credited service are increased by the layoff benefit period.

Pension benefits under Title II are based on monthly pay and interest credits to a notional cash balance account. Pay credits are equal to a percentage of eligible pension compensation as described above. Participants whose combined age and years of service total less than 44 receive a 6% pay credit, those whose combined age and years of service total 44 through 65 receive a 7% pay credit, and those whose combined age and years of service total 66 or more receive a 9% pay credit.

Mr. O’Brien began participating in Title II of CPRP when he transferred to the U.S. payroll effective July 1, 2013. Previously while he was on the U.K. payroll, he participated in the ConocoPhillips Pension Plan (the “U.K. Plan”). The U.K. Plan is a U.K. registered plan with His Majesty’s Revenue and Customs. Mr. O’Brien has a deferred, vested benefit under the noncontributory portion of the U.K. Plan. Under applicable provisions of the U.K. Plan, a member is entitled to receive full benefits upon attainment of normal pension age (60 in the case of Mr. O’Brien) subsequent to termination. Early retirement may occur after reaching age 55 (increasing to age 57 from April 6, 2028 under UK legislation). Early retirement benefits are actuarially reduced for each month taken before age 60 and actuarially increased for each month that payment is deferred between age 60 and 65. In general, annual pension benefits under the U.K. Plan are calculated as the product of 1.75% of final pensionable salary multiplied by years of credited service, but, prior to July 1, 2016, a member could elect under the U.K. Flexible Benefits plan to modify the standard 1.75% accrual rate in increments of 0.25% to a maximum accrual rate of 2.5%. Mr. O’Brien elected to increase his accrual rate for several years while an active member, which increased his annual pension benefit by £7,934 to a total annual benefit of £35,869. The table shows the present value of the total annual pension benefit under the U.K. Plan. Final pensionable salary is generally basic annual salary plus pensionable allowances earned in the 12 months before active membership in the U.K. Plan ends. The U.K. Plan allows participants to choose between taking a full annuity or a reduced annuity plus a lump sum allowance of up to 25 percent of the value of the benefit (capped at the greater of £268,275 or 25% of the protected lifetime allowance (as applicable) in effect when the allowance was prospectively eliminated in 2023). Both choices are actuarially equivalent.

The KESRP is designed to replace benefits that would otherwise not be received due to certain voluntary reductions of compensation under the Key Employee Deferred Compensation Plan of ConocoPhillips (“KEDCP”) and to limitations contained in the Internal Revenue Code that apply to the CPRP. The KESRP determines a benefit without regard to such limits and then reduces that benefit by the amount of benefit payable from the CPRP. Thus, in operation the combined benefits payable from the related plans for an eligible employee equal the benefit that would have been paid if there had been no KEDCP deferrals or limitations imposed by the Internal Revenue Code. For participants in Title I of the CPRP, the KESRP pension compensation is calculated using the three highest annual amounts for salary and VCIP in the last ten calendar years before retirement plus the year of retirement. Applicable pension compensation for participants in Title II and Title IV of the CPRP, is calculated on the same basis as for the CPRP. Benefits under the KESRP are generally paid in a single lump sum at the later of age 55 or six months after separation from service. When payment is made, interest at then-current six-month Treasury-bill rates will be credited on any delayed benefits. Distribution may also be made upon a determination of death or disability. Each of the NEOs who are eligible for benefits in the KESRP is vested.

Benefits due under the KESRP are paid from ConocoPhillips’ general assets, although we also maintain grantor trusts that may be used to pay such benefits. The trusts and the funds held in them are assets of ConocoPhillips. In the event of bankruptcy or insolvency of the company, trust assets would be held for the benefit of the company’s general creditors, and participants would be unsecured general creditors.

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Except where otherwise noted, assumptions used in calculating the present value of accumulated benefits in the table are found in Note 15 in the Notes to Consolidated Financial Statements in ConocoPhillips’ 2024 Annual Report on Form 10-K.

Name	Plan Name	Number or Years of Accumulated Benefit	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
R.M. Lance(1)	Title I -ConocoPhillips Retirement Plan	41	$2,082,706	$—
	ConocoPhillips Key Employee Supplemental Retirement Plan	41	51,833,174	—
W.L. Bullock, Jr.	Title IV -ConocoPhillips Retirement Plan	38	2,406,001	—
	ConocoPhillips Key Employee Supplemental Retirement Plan	38	17,561,184	—
N. G. Olds	Title IV -ConocoPhillips Retirement Plan	32	1,604,276	—
	ConocoPhillips Key Employee Supplemental Retirement Plan	32	8,119,776	—
K.B. Rose(2)	Title II -ConocoPhillips Retirement Plan	6	155,344	—
	ConocoPhillips Key Employee Supplemental Retirement Plan	6	669,341	—
A.M. O’Brien(3)	Title II -ConocoPhillips Retirement Plan	27	266,151	—
	ConocoPhillips Key Employee Supplemental Retirement Plan	27	281,466	—
	ConocoPhillips UK Pension Plan	15	879,154	—

(1)	Mr. Lance was previously an employee of ARCO Alaska, which was acquired by Phillips Petroleum Company in 2000. Mr. Lance’s Title I benefit is calculated by including his 16 years of service with ARCO but then reducing the resulting benefit by amounts payable by the BP Retirement Accumulation Plan which remains liable for his benefits accumulated while working for ARCO Alaska. This benefit including ARCO service and the offset is payable because it exceeds the pension otherwise payable taking into account only ConocoPhillips service (and without the BP Retirement Accumulation Plan offset).
(2)	Ms. Rose became an employee of ConocoPhillips on September 4, 2018. Under Title II, and related provisions in the KESRP, Ms. Rose received pay credits equal to 7 percent of her pension compensation in 2024 because her combined age and years of service was 64.
(3)	Mr. O’Brien became an employee of ConocoPhillips on October 13, 1997. Under Title II, and related provisions in the KESRP, Mr. O’Brien received pay credits equal to 9 percent of his pension compensation in 2024 because his combined age and years of service exceed 65.

Nonqualified Deferred Compensation

Our NEOs participate in two nonqualified deferred compensation plans, the Key Employee Deferred Compensation Plan of ConocoPhillips (“KEDCP”) and the Defined Contribution Make-Up Plan of ConocoPhillips (“DCMP”).

The KEDCP permits participants to defer up to 50% of base salary, 100% of VCIP and 100% of cash settled PSP awards for performance periods ending in 2015 or later. Each of the NEOs is eligible to participate in, and is fully vested in, the KEDCP. Under the KEDCP, participants may elect for payment of deferred amounts to begin one(a) to five years after separation from service or on a specified date.(b) Payments may be received in a single lump sum payment or in annual, semiannual, or quarterly installment payments over a period of one to 15 years.

The DCMP is a nonqualified restoration plan under which ConocoPhillips makes certain employer contributions that cannot be made in the qualified ConocoPhillips Savings Plan (“CPSP”), a defined contribution 401(k) plan, due to certain voluntary reductions of compensation under the KEDCP or due to compensation limitations imposed by the Internal Revenue Code. Employees make no contributions to the DCMP, and each of the NEOs is fully vested in the DCMP. Under the DCMP, participants may elect for payment of deferred amounts to begin one(a) to five years after separation from service. Payments may be received in a single lump sum payment or in annual, semiannual, or quarterly payments over a period of one to 15 years.

(a)	Different distribution rules applied to amounts deferred and vested prior to 2005. For these amounts payment could begin as early as immediately following separation from service and certain changes to distribution elections are permitted. For amounts deferred under an election made prior to 2020, payments could begin as early as six months following separation from service.
(b)	A date certain payment election is not permitted for salary earned before 2015.

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Each participant directs investments of the notional accounts representing deferrals under KEDCP and DCMP. Participants may make changes in the notional investments at any time.

Because each participant chooses the notional investment fund for deferred amounts and may change allocations, the return on the investment will depend on how well each underlying fund performs during the period the participant chose it as an investment vehicle. The aggregate performance of such investment vehicle is reflected in the Nonqualified Deferred Compensation Table under the column Aggregate Earnings in Last Fiscal Year.

Benefits due under each of the plans discussed above are paid from ConocoPhillips’ general assets, although we also maintain grantor trusts that may be used to pay benefits under the plans. The trusts and the funds held in them are assets of ConocoPhillips. In the event of bankruptcy or insolvency of the company, trust assets would be held for the benefit of the company’s general creditors, and participants would be unsecured general creditors.

Name	Applicable Plan(1)	Beginning Balance	Executive Contributions in Last FY(2)	Registrant Contributions in Last FY(3)	Aggregate Earnings in Last FY(4)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(5)
R.M. Lance	DCMP	$3,539,810	$—	$141,152	($84,166)	$—	$3,596,796
	KEDCP	12,986,606	—	—	539,773	—	13,526,379
W.L. Bullock, Jr.	DCMP	707,517	—	70,384	(10,726)	—	767,175
	KEDCP	323,261	—	—	8,543	—	331,804
N. G. Olds	DCMP	255,339	—	57,313	9,188	—	321,840
	KEDCP	267,068	—	—	7,058	—	274,126
K.B. Rose	DCMP	288,342	—	57,248	12,942	—	358,532
	KEDCP	—	142,798	—	7,468	—	150,265
A.M. O’Brien	DCMP	125,835	—	34,604	23,671	—	184,110
	KEDCP	2,707,078	134,163	—	545,117	—	3,386,358

(1)	A variety of notional investments are available to participants in the KEDCP and DCMP. As of December 31, 2024, the Chief Financial Officer of ConocoPhillips (as designated by plan terms) had selected 82 notional investment options, some of which mirrored funds available under ConocoPhillips’ primary tax-qualified 401(k) defined contribution plan for employees and some which mirrored other publicly available mutual fund options. As market-based investments, none of these notional investments provides above market returns.
(2)	Reflects any deferrals by the NEO under the KEDCP in 2024. Any amounts shown are included in the Salary and/or Non-Equity Incentive Plan Compensation columns of the Summary Compensation Table on page 95 for 2024.
(3)	Reflects contributions by ConocoPhillips under the DCMP relating to eligible compensation earned in 2024 (included in the All Other Compensation column of the Summary Compensation Table on page 95 for 2024). Of the amount shown, the following amounts were contributed in January 2025, relating to company contributions under the DCMP for 2024 service: for Mr. Lance, $27,000; for Mr. Bullock, $16,487; for Mr. Olds, $14,289; for Ms. Rose, $14,280; and for Mr. O’Brien, $10,833.
(4)	None of these earnings are included in the Summary Compensation Table for 2024. Aggregate earnings reflect the net impact of market-based notional investment gains and losses and, consequently, may be a negative amount.
(5)	Reflects contributions by our NEOs, contributions by ConocoPhillips, and earnings on balances prior to 2024; plus, contributions by our NEOs, contributions by ConocoPhillips, and earnings for 2024; less any distributions (shown in the appropriate columns of this table, with amounts that are included in the Summary Compensation Table for 2024 shown in notes 2 and 3 above). This also includes contributions by ConocoPhillips made in January 2025, allocated to 2024 (see note 3 above). Of the amounts reported in the aggregate balance at last fiscal year end, the following aggregate amounts were previously reported as compensation to the NEOs in the Summary Compensation Table for prior years: for Mr. Lance, $9,903,229; for Mr. Bullock, $286,828; for Mr. Olds, $111,634; for Ms. Rose, $275,046; and for Mr. O’Brien, $0.

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Executive Severance and Changes in Control

Salary and other compensation for our NEOs is set by the HRCC, as described in the “Compensation Discussion and Analysis” beginning on page 63 of this Proxy Statement. These officers may participate in ConocoPhillips’ employee benefit plans and programs for which they are eligible, in accordance with their terms. The amounts earned by the NEOs for 2024 appear in the various Executive Compensation Tables beginning on page 95 of this Proxy Statement.

After separating from service each of our NEOs is expected to receive amounts earned while employed unless the executive voluntarily resigns prior to becoming retirement-eligible or is terminated for cause. Such amounts include:

●	VCIP compensation earned during the fiscal year;
●	Grants pursuant to the PSP for the most-recently completed performance period and ongoing performance periods in which the executive participated for at least one year;
●	Previously granted restricted stock and restricted stock units;
●	Vested stock option grants under the Stock Option Program;
●	Amounts contributed and vested under our defined contribution plans; and
●	Amounts accrued and vested under our retirement plans.

While normal retirement age under our benefit plans is 65, early retirement provisions allow benefits at earlier ages if vesting requirements are met, as discussed in the sections of this Proxy Statement titled Pension Benefits and Nonqualified Deferred Compensation. For our compensation programs (VCIP, Stock Option Program, Executive RSU Program, and PSP), early retirement is generally defined to be termination at or after the age of 55 with five years of service. As of December 31, 2024, Messrs. Lance, Bullock and Olds and Ms. Rose had met the early retirement criteria. Mr. O’Brien, who was under the age of 55, had not met the early retirement criteria at such date.

In addition, specific severance arrangements for executive officers, including the NEOs, are provided under two severance plans: (1) the ConocoPhillips Executive Severance Plan (“CPESP”), which is available to a limited number of senior executives; and (2) the ConocoPhillips Key Employee Change in Control Severance Plan (“CICSP”), which is also available to a limited number of senior executives but only on or following change in control. These arrangements are described below. Executives are not entitled to participate in both plans as a result of a single event. For example, executives receiving benefits under the CICSP would not be entitled to benefits potentially payable under the CPESP relating to the event giving rise to benefits under the CICSP.

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ConocoPhillips Executive Severance Plan

The CPESP covers executives in salary grades generally corresponding to vice president and higher and is incorporated by reference to Exhibit 10.47 to the Annual Report of ConocoPhillips on Form 10-K for the year ended December 31, 2021; File No. 001-32395. Under the CPESP, if ConocoPhillips terminates a plan participant other than for cause, as defined in the plan, then upon executing a general release of liability and, if requested, an agreement not to compete with ConocoPhillips, the participant will be entitled to:

●	A lump-sum cash payment equal to one-and-a-half or two times the sum of the employee’s base salary and current target VCIP award;
●	For executives actively participating in the ConocoPhillips Retirement Plan (“CPRP”) and ConocoPhillips Key Employee Supplemental Retirement Plan (“KESRP”), a lump-sum cash payment equal to the present value of the increase in pension benefits that would result from the crediting of an additional one-and-a-half or two years to the employee’s number of years of age and service under the applicable defined benefit pension formula under the plans;
●	A lump-sum cash payment equal to ConocoPhillips’ cost of certain welfare benefits for an additional one-and-a-half or two years;
●	Continued eligibility for a pro rata portion of the annual VCIP for the year of termination; and
●	Treatment as a layoff under our various compensation and equity programs. Generally, layoff treatment will allow full or partial vesting of awards previously made and continued eligibility under ongoing ConocoPhillips programs. Thus, Executive RSU awards would vest partially (for grants 6-12 months before the layoff) or fully (for grants more than 12 months before the layoff), and the executive would remain eligible for prorated awards attributable to ongoing performance periods under the PSP in which the executive had participated for at least one year.

ConocoPhillips may amend or terminate the CPESP at any time. Amounts payable under the CPESP will be offset by any payments or benefits that are payable to the severed employee under any other plan, policy, or program of ConocoPhillips relating to severance, and amounts may also be reduced in the event of willful and bad faith conduct demonstrably injurious to ConocoPhillips, monetarily or otherwise, or, if required by law to be “clawed back,” such as may be the case in certain circumstances under the ConocoPhillips Clawback Policy.

ConocoPhillips Key Employee Change in Control Severance Plan

The CICSP covers executives in salary grades generally corresponding to vice president and higher and is incorporated by reference to Exhibit 10.20.1 to the Annual Report of ConocoPhillips on Form 10-K for the year ended December 31, 2021; File No. 001-32395. Under the CICSP, if within two years after a “change in control” of ConocoPhillips, a participant is terminated by ConocoPhillips other than for cause, or by the participant for good reason (as such terms are defined in the plan), upon executing a general release of liability, the participant will be entitled to:

●	A lump-sum cash payment equal to two or three times the sum of the employee’s base salary and the higher of current target VCIP compensation or the previous two years’ average VCIP compensation;
●	For executives actively participating in the CPRP and KESRP, a lump-sum cash payment equal to the present value of the increase in pension benefits that would result from crediting an additional two or three years to the employee’s number of years of age and service under the applicable defined benefit pension formula under the plans;
●	A lump-sum cash payment equal to ConocoPhillips’ cost of certain welfare benefits for an additional two or three years; and
●	Continued eligibility for a pro rata portion of the annual VCIP compensation for the year of termination.

Excise tax gross-up benefits are not available under the CICSP.

Upon a change in control, awards that an acquirer assumes or substitutes will be subject to accelerated vesting only following both the change in control and a qualifying termination of employment. A qualifying termination of employment includes involuntary termination not-for-cause or voluntary termination for good reason. Participants will continue to be able to exercise stock options for their remaining terms (up to 10 years from the date of grant).

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Executive Compensation Tables

After a change in control, the CICSP may not be amended or terminated if such amendment would be adverse to the interests of any eligible employee, without the employee’s written consent. Amounts payable under the plan will be offset by any payments or benefits that are payable to the severed employee under any other plan, policy, or program of ConocoPhillips relating to severance, and amounts may also be reduced in the event of willful and bad faith conduct demonstrably injurious to ConocoPhillips, monetarily or otherwise, or if required by law to be “clawed back,” such as may be the case in certain circumstances under the ConocoPhillips Clawback Policy.

Quantification of Severance Payments

After separating from service each of our NEOs is expected to receive amounts earned during their period of employment unless they voluntarily resign prior to becoming retirement-eligible or are terminated for-cause. The following tables reflect the amount of incremental compensation payable in excess of the items listed above to each of our NEOs in the event of involuntary not-for-cause termination, termination following a change in control (“CIC”) (either involuntarily without cause or for good reason), death or disability. The amounts shown below assume that such termination was effective as of December 31, 2024, and thus include amounts earned through such time, and are estimates of the amounts that would be paid out to the executives upon their termination. Amounts related to health and welfare benefits are based on current ConocoPhillips benefit programs. The actual amounts to be paid out can only be determined at the time of an executive’s separation from ConocoPhillips. In the event of a for-cause termination, the HRCC can suspend the right to exercise, refuse to honor the exercise of awards already requested, or cancel awards granted if an NEO engages in any activity determined to be detrimental to ConocoPhillips. In addition, the NEO’s incentive compensation is subject to the ConocoPhillips Clawback Policy (see page 93 for more information).

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	Involuntary Not-for-Cause or Good Reason Termination (CIC)	Death	Disability
R.M. Lance*
Base Salary	$3,600,000	$5,400,000	$—	$—
Short-term Incentive	5,940,000	10,744,915	—	—
Variable Cash Incentive Program	—	—	—	—
January 2022 -December 2024 (performance period)	—	—	—	—
January 2023 -December 2025 (performance period)	—	3,018,331	—	—
January 2024 -December 2026 (performance period)	—	6,171,311	—	—
Other Restricted Stock/Units	—	—	—	—
Incremental Retirement	—	—	—	—
Post-employment Health & Welfare	113,801	170,702	—	—
Life Insurance	—	—	3,600,000	—
	$9,653,801	$25,505,259	$3,600,000	$—
*	See notes beginning on page 110.

108     ConocoPhillips

Executive Compensation Tables

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	Involuntary Not-for-Cause or Good Reason Termination (CIC)	Death	Disability
W.L. Bullock, Jr.*
Base Salary	$2,198,256	$3,297,384	$—	$—
Short-term Incentive	2,527,994	4,021,190	—	—
Variable Cash Incentive Program	—	—	—	—
January 2022 -December 2024 (performance period)	—	—	—	—
January 2023 -December 2025 (performance period)	—	896,685	—	—
January 2024 -December 2026 (performance period)	—	2,114,184	—	—
Other Restricted Stock/Units	—	—	—	—
Incremental Retirement	—	—	—	—
Post-employment Health & Welfare	78,933	118,399	—	—
Life Insurance	—	—	2,198,300	—
	$4,805,183	$10,447,842	$2,198,300	$—

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	Involuntary Not-for-Cause or Good Reason Termination (CIC)	Death	Disability
N.G. Olds*
Base Salary	$1,905,264	$2,857,896	$—	$—
Short-term Incentive	1,905,264	2,874,860	—	—
Variable Cash Incentive Program	—	—	—	—
January 2022 -December 2024 (performance period)	—	—	—	—
January 2023 -December 2025 (performance period)	—	741,084	—	—
January 2024 -December 2026 (performance period)	—	1,468,508	—	—
Other Restricted Stock/Units	—	—	—	—
Incremental Retirement	1,125,571	1,139,399	—	—
Post-employment Health & Welfare	60,546	90,818	—	—
Life Insurance	—	—	1,905,300	—
	$4,996,645	$9,172,565	$1,905,300	$—

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	Involuntary Not-for-Cause or Good Reason Termination (CIC)	Death	Disability
K.B. Rose*
Base Salary	$1,903,968	$2,855,952	$—	$—
Short-term Incentive	1,808,770	3,412,598	—	—
Variable Cash Incentive Program	—	—	—	—
January 2022 -December 2024 (performance period)	—	—	—	—
January 2023 -December 2025 (performance period)	—	681,143	—	—
January 2024 -December 2026 (performance period)	—	1,580,404	—	—
Other Restricted Stock/Units	—	—	—	—
Incremental Retirement	287,793	415,856	—	—
Post-employment Health & Welfare	93,479	140,218	—	—
Life Insurance	—	—	1,904,000	—
	$4,094,010	$9,086,171	$1,904,000	$—
*	See notes beginning on page 110.

2025 Proxy Statement     109

Executive Compensation Tables

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	Involuntary Not-for-Cause or Good Reason Termination (CIC)	Death	Disability
A.M. O’Brien*
Base Salary	$1,451,088	$2,176,632	$—	$—
Short-term Incentive	1,204,403	1,806,605	—	—
Variable Cash Incentive Program	602,202	602,202	602,202	602,202
January 2022 -December 2024 (performance period)	1,337,605	1,337,605	1,337,605	1,337,605
January 2023 -December 2025 (performance period)	844,453	1,266,680	844,453	844,453
January 2024 -December 2026 (performance period)	452,204	1,356,613	452,204	452,204
Other Restricted Stock/Units	1,305,137	1,365,809	1,305,137	1,305,137
Incremental Retirement	205,130	296,374	—	—
Post-employment Health & Welfare	69,810	104,715	—	—
Life Insurance	—	—	1,451,100	—
	$7,472,032	$10,313,235	$5,992,701	$4,541,601
*	See notes below.

As discussed in the narrative preceding the tables above, the amounts shown indicate the difference in compensation arising from the stated type of termination in comparison to a voluntary resignation. A NEO who voluntarily resigns before reaching the retirement age and service eligibility threshold contained in those equity awards and compensation programs (generally age 55 with 5 years of service) would not earn awards for ongoing performance periods under the VCIP, the PSP, the Executive RSU Program, or the Stock Option Program (as applicable), and would lose prior awards under the PSP and the Executive RSU Program (or other restricted stock or RSUs) and stock options. For a NEO who has reached retirement eligibility under those programs, a voluntary resignation would be deemed a retirement, and thus would not typically result in loss of those awards. However, before the awards are delivered as cash or stock (including upon the exercise of an option), the awards remain at risk, even for a NEO who has reached retirement eligibility. If ConocoPhillips were to invoke the detrimental activity clause, amounts that would normally be paid to a retirement-eligible NEO in connection with a voluntary resignation would instead be forfeited.

Notes Applicable to All Termination Tables — Benefits that would be available generally to all or substantially all salaried employees on the U.S. payroll are not included in the amounts shown on the previous page. In preparing the tables, we made the following assumptions:

●	Base Salary — In the event of an involuntary not-for-cause termination not related to a change in control (“regular involuntary termination”), the amount reflects two times base salary. In the event of an involuntary not-for-cause or good reason termination related to a change in control (“CIC termination”), the amount reflects three times base salary.
●	Short-Term Incentives — In the event of a regular involuntary termination, the amount reflects two times the current VCIP target. In the event of a CIC termination, the amount reflects three times the current VCIP target or three times the average of the prior two VCIP payouts, whichever is greater.
●	Variable Cash Incentive Program — In the event of a regular involuntary termination or a CIC termination, the amount reflects the employee’s pro rata current VCIP target. Targets for VCIP are for a full year and are pro rata for the NEOs based on time spent in their respective positions.
●	PSP and RSUs — For the performance periods related to PSP, amounts for the January 2022 - December 2024 period reflect actual payout amounts that were awarded in February 2025, except in the event of a CIC termination, the amounts reflect the higher of target or actual payout, as the award cannot be reduced following a change in control. Amounts for other ongoing PSP performance periods are shown at target, including any adjustments for promotion or demotion made since the target awards were granted. For awards under the Executive RSU Program, amounts reflect actual units granted. For restricted stock units awarded under PSP and Executive RSU Program, amounts reflect the closing price of ConocoPhillips common stock on December 31, 2024 as reported on the NYSE ($99.17).
●	Incremental Retirement Values — For all NEOs, the amounts reflect the single sum, discounted to a present value, of the increment due to an additional two years of age and service with associated pension compensation in the event of a regular involuntary termination (three years in the event of a CIC termination), regardless of whether the value is provided directly through a defined benefit plan or through the relevant severance plan.

110     ConocoPhillips

CEO Pay Ratio

ConocoPhillips’ compensation and benefits philosophy and the overall structure of our compensation and benefit programs are designed to reward all employees who contribute to our success. We strive to ensure the compensation of every employee reflects their talents, skills, responsibilities, and experience and is competitive within our peer group. Compensation and benefits are benchmarked and set to be market-competitive in the employees’ home payroll country. Under rules adopted pursuant to the Dodd-Frank Act, ConocoPhillips is required to calculate and disclose the total compensation paid to its median employee, as well as the ratio of total compensation paid to the median employee as compared to the total compensation paid to the CEO. The paragraphs that follow describe our methodology and the resulting CEO pay ratio.

The ratio of pay of the CEO compared to that of the median employee was approximately 117 to one in 2024. The annual total compensation of the CEO was $23,134,980. The estimated median of the annual total compensation of all ConocoPhillips employees other than the CEO, as represented by the annual total compensation of a median employee, was $197,655. The compensation of the CEO and the median employee were determined using the same rules we followed in preparing the Summary Compensation Table on page 95, except the compensation of the CEO and median employee were adjusted to include nondiscriminatory health and welfare benefits totaling $18,696 and $16,803, respectively.

For 2024, we used the same median employee determined for 2023 because we determined that our employee population, employee compensation arrangements, and median employee’s circumstances had not changed in a manner that would result in a significant change to the CEO pay ratio. In making this determination and as permitted by the pay ratio rules, we excluded 1,475 employees associated with our acquisition of Marathon Oil in November of 2024.

The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

2025 Proxy Statement     111

Pay Versus Performance

Under rules adopted pursuant to the Dodd-Frank Act, ConocoPhillips is required to calculate and disclose in a tabular format the “Compensation Actually Paid” (“CAP”) to the CEO and average CAP to all other NEOs. The rules also require ConocoPhillips to disclose in the table the most important other financial performance measure that is measured over the most recently completed single fiscal year and that is used by the company to link company performance and compensation (as reflected in CAP) to the NEOs for that year. We have determined that one-year absolute Adjusted ROCE used for purposes of evaluating the VCIP payout (see “Financial (VCIP & PSP)” beginning on page 79) is such measure for 2024. Compensation decisions at ConocoPhillips are made in accordance with the philosophy and process described in the “Compensation Discussion and Analysis” beginning on page 63 of this Proxy Statement. CAP is a supplemental measure defined by rules adopted pursuant to the Dodd-Frank Act and does not necessarily reflect the value actually realized by our executives. CAP does not replace the performance measures or philosophy and strategy of compensation-setting discussed in the Compensation Discussion and Analysis (see pages 63-93).

	SCT Total(1) for CEO(2)	Compensation Actually Paid(3) to CEO(2)	Average SCT Total(1) for Non- CEO NEOs(4)	Average Compensation Actually Paid(3) to Non-CEO NEOs(4)	Value of initial fixed $100 investment based on:		Net Income / (Loss) (Millions of Dollars)	CSM: 1-Year Absolute Adjusted ROCE(7)
Year					Company TSR(5)	Peer Group TSR(6)
2024	$23,116,284	$12,303,427	$7,806,425	$5,028,663	$182.85	$173.50	$9,245	14.9%
2023	20,770,673	35,636,692	6,971,974	9,288,633	208.09	167.49	10,957	19.2
2022	19,972,339	74,688,355	6,133,798	14,617,414	203.11	182.15	18,680	30.8
2021	23,886,640	59,903,247	7,379,438	12,790,641	119.06	105.41	8,079	16.3
2020	28,054,551	31,889	7,352,737	1,715,641	64.02	66.48	(2,701)	(1.1)
(1)	See “Executive Compensation Tables” beginning on page 95 for additional details of amounts included in SCT total compensation.
(2)	The CEO for each of the reported years is Mr. Lance.
(3)	Compensation Actually Paid (CAP) for the CEO and average CAP for the non-CEO NEOs is determined by making the following adjustments to total compensation shown in the SCT.

112     ConocoPhillips

Pay Versus Performance

SCT Total to CAP Reconciliation	CEO		Avg. of Non-CEO NEOs
SCT Total	$23,116,284		$7,806,425
Minus the increase in actuarial present value of pensions shown under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the SCT	(1,829,311)		(1,474,033)
Plus the “service cost” of such pensions(a)	934,103		195,546
Plus the “prior service cost” of such pensions(b)	—		—
Minus the grant date fair value of awards shown under the “Stock Awards” column of the SCT(c)	(15,416,811)		(4,077,870)
Minus the grant date fair value of awards shown under the “Option Awards” column of the SCT(c)	—		—
Plus the year end fair value of equity awards granted during the year and unvested at year end(c)	16,312,112	(d)	4,207,754	(h)
Plus the vesting date fair value of equity awards granted and vesting during the year(c)	210,993	(e)	39,574	(i)
Plus or minus the change in fair value from prior year end to current year end of outstanding equity awards granted in a prior year and unvested at year end(c)	(8,996,257)	(f)	(1,194,394)	(j)
Plus or minus the change in fair value from prior year end to the vesting date of equity awards granted in a prior year and vesting during the year(c)	(2,604,177)	(g)	(493,335)	(k)
Minus the prior year end fair value of equity awards forfeited during the year(c)	—		—
Plus dividends or other earnings paid during the year and prior to the vesting date of any equity awards and not otherwise included in the SCT total	576,491		18,996
Equals CAP	$12,303,427		$5,028,663
(a)	The “service cost” is the actuarial present value of defined benefit pensions that is attributable to services rendered during the year. See “Pension Benefits” starting on page 102 for a description of the formulas for the pension earned each year.
(b)	The “prior service cost” is the total additional cost of defined benefit pension benefits for prior years that is attributed to amendments during the year. No such amendments were adopted effective in any of the years shown.
(c)	Amounts shown are based on the fair value of awards as determined in accordance with FASB ASC Topic 718. See the “Employee Benefit Plans” section of Note 15 in the Notes to Consolidated Financial Statements in ConocoPhillips’ 2024 Annual Report on Form 10-K for a discussion of the relevant assumptions used in this determination. Amounts in the CAP Reconciliation Table (other than totals shown in the first and last rows) are actual amounts rounded to the nearest dollar, and the total CAP is the sum of the amounts shown. In the following footnotes award descriptions are rounded to the nearest share, and fair values are rounded to the nearest penny.
(d)	Includes the year-end fair value of PSP and ERSU award units granted during the year and unvested at year-end including award units related to dividend equivalents on outstanding unvested awards reinvested in 2024, each with a fair value of $98.20 as of December 31, 2024. In addition, the incremental value includes projected PSP award units related to the 2022 PSP grant as adjusted for actual performance above target through December 31, 2024. For these projected 2022 PSP awards above target, the incremental fair value as of December 31, 2024, equals $98.20 per share because the 2022 PSP award only included target shares at the end of the prior year. The 2024 PSP awards and related reinvested dividend equivalents are shown at target for the year of grant because that is the probable payout as of the end of that year. The 2022 PSP awards vesting and settling in 2025 are adjusted for actual performance because that is the probable payout based on performance through the end of the performance period (ending December 31, 2024) even though the HRCC retained the discretion to adjust the payout until the time of settlement in February of 2025.
(e)	Includes the vesting date fair value of equity awards granted and vested during the year including ERSU award units granted in 2024 for which restrictions were lapsed on November 20, 2024, to satisfy required tax withholding, with a fair value of $113.32 per share as of the vesting date.
(f)	Includes the incremental reduction in fair value of unvested awards as of December 31, 2024, which were granted in previous years, including restricted shares for LTIP VIII—PSP I initial payout, for which restrictions lapse at retirement; restricted stock units related to grants for PSP I final payout—PSP VI, for which restrictions lapse following separation from service; restricted stock units for PSP VIII and PSP VIII Tail for which Mr. Lance elected to defer lapsing of restrictions until separation from service; restricted stock units related to ERSU awards granted in 2022, for which restrictions lapse three years from the grant date; restricted stock units related to ERSU awards granted in 2023, for which restrictions lapse three years from the grant date; PSP award units related to the grant in 2022 based on initial target; and PSP award units related to the grant in 2023 based on initial target. For these awards, the negative change in fair value equals the aggregate number of shares multiplied by minus $18.48, which is $98.20 (the fair value of the company’s common stock as of December 31, 2024) less $116.68 (the fair value of the company’s common stock as of December 29, 2023 (the last trading day in 2023)).
(g)	Includes the incremental reduction in fair value of awards vesting in 2024, including PSP award units related to the grant in 2021 that settled in cash based on performance as approved by the HRCC at its February 2024 meeting and restricted stock units related to ERSU awards granted in 2021 that vested and settled in stock on February 13, 2024 and February 9, 2024, respectively. For these ERSU awards, the negative change in fair value equals the aggregate number of shares multiplied by minus $4.02, which is $112.66 (the fair value of the company’s common stock as of the February 9, 2024 vesting date) less $116.68 (the fair value of the company’s common stock as of December 29, 2023 (the last trading day in 2023)). For these PSP awards, the negative change in fair value equals the aggregate number of shares multiplied by minus $6.30, which is $110.39 (the fair value of the company’s common stock as of the February 13, 2024, vesting date) less $116.68 (the fair value of the company’s common stock as of December 29, 2023 (the last trading day in 2023)).

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Pay Versus Performance

(h)	Includes the average of the Non-CEO NEOs’ year-end fair value of PSP and ERSU awards granted during the year and unvested at year end, including award units related to dividend equivalents on outstanding unvested awards reinvested in 2024, each with a fair value of $98.20 as of December 31, 2024. In addition, the average incremental value includes projected PSP award units related to the 2022 PSP grant as adjusted for actual performance above target through December 31, 2024. For these projected 2022 PSP awards above target, the average incremental fair value as of December 31, 2024, equals $98.20 per share because the 2022 PSP award only included target shares at the end of the prior year. The 2024 PSP awards and related reinvested dividend equivalents are shown at target for the year of grant because that is the probable payout as of the end of that year. The 2022 PSP awards vesting and settling in 2025 are adjusted for actual performance because that is the probable payout based on performance through the end of the performance period (ending December 31, 2024) even though the HRCC retained the discretion to adjust the payout until the time of settlement in February of 2025.
(i)	Includes the average vesting date fair value of equity awards granted and vested during the year including ERSU award units granted in 2024 for which restrictions were lapsed on November 20, 2024, to satisfy required tax withholding, with a fair value of $113.32 per share as of the vesting date, and adjustments related to rounding the final payout of the 2021 PSP award that vested February 13, 2024, with a fair value of $110.39 per share.
(j)	Includes the average incremental reduction in fair value of unvested awards as of December 31, 2024, which were granted in previous years, including restricted stock units related to grants for PSP I final payout—PSP VI, for which restrictions lapse following separation from service; restricted stock units related to ERSU awards granted in 2022, for which restrictions lapse three years from the grant date; restricted stock units related to ERSU awards granted in 2023, for which restrictions lapse three years from the grant date; PSP award units related to the grant in 2022 based on initial target; and PSP award units related to the grant in 2023 based on initial target. For these awards, the negative change in the average fair value equals the average aggregate number of shares multiplied by minus $18.48, which is $98.20 (the fair value of the company’s common stock as of December 31, 2024) less $116.68 (the fair value of the company’s common stock as of December 29, 2023 (the last trading day in 2023)).
(k)	Includes the average incremental reduction in fair value of awards vesting in 2024, including PSP award units related to the grant in 2021 that settled in cash based on performance as approved by the HRCC at its February 2024 meeting and restricted stock units related to ERSU awards granted in 2021 that vested and settled in stock on February 13, 2024 and February 9, 2024, respectively. For these ERSU awards, the negative change in fair value equals the aggregate number of shares multiplied by minus $4.02, which is $112.66 (the fair value of the company’s common stock as of February 9, 2024, vesting date) less $116.68 (the fair value of the company’s common stock as of December 29, 2023 (the last trading day in 2023)). For these PSP awards, the negative change in fair value equals the aggregate number of shares multiplied by minus $6.30, which is $110.39 (the fair value of the company’s common stock as of the February 13, 2024, vesting date) less $116.68 (the fair value of the company’s common stock as of December 29, 2023 (the last trading day in 2023)).
(4)	The four NEOs included for the 2024 Average SCT Total for Non-CEO NEOs and the Average CAP for Non-CEO NEOs are: W.L. Bullock, Jr., N.G. Olds, K.B. Rose, and A.M. O’Brien. The four NEOs included for the 2023 Average SCT Total for Non-CEO NEOs and the Average CAP for Non-CEO NEOs are: W.L. Bullock, Jr., D.E. Macklon (retired effective May 1, 2024), N.G. Olds, and K.B. Rose. The five NEOs included for the 2022 Average SCT Total for Non-CEO NEOs and the Average CAP for Non-CEO NEOs are: W.L. Bullock, Jr., T.A. Leach, D.E. Macklon, N.G. Olds, and K.B. Rose. The five NEOs included for the 2021 Average SCT Total for Non-CEO NEOs and the Average CAP for Non-CEO NEOs are: W.L. Bullock, Jr., T.A. Leach, D.E. Macklon, M.J. Fox (retired effective July 1, 2021) and K.B. Rose. The five NEOs included for the 2020 Average SCT Total for Non-CEO NEOs and the Average CAP for Non-CEO NEOs are: W.L. Bullock, Jr., M.J. Fox, D.E. Macklon, K.B. Rose, and D.E. Wallette, Jr. (retired effective December 31, 2020).
(5)	Company TSR shown for 2020 is the value as of December 31, 2020, of a hypothetical investment of $100 in ConocoPhillips stock on December 31, 2019, with all dividends reinvested. The amount shown for 2021 is the cumulative value of that hypothetical investment (with all dividends reinvested) as of December 31, 2021. The amount shown for 2022 is the cumulative value of that hypothetical investment (with all dividends reinvested) as of December 30, 2022 (the last trading day in 2022). The amount shown for 2023 is the cumulative value of that hypothetical investment (with all dividends reinvested) as of December 29, 2023 (the last trading day in 2023). The amount shown for 2024 is the cumulative value of that hypothetical investment (with all dividends reinvested) as of December 31, 2024.
(6)	Peer Group TSR shown for 2020 is the value as of December 31, 2020, of a hypothetical investment of $100 in the stock of our performance peer group on December 31, 2019, with all dividends reinvested. The amount shown for 2021 is the cumulative value of that hypothetical investment (with all dividends reinvested) as of December 31, 2021. The amount shown for 2022 is the cumulative value of that hypothetical investment (with all dividends reinvested) as of December 30, 2022 (the last trading day in 2022). The amount shown for 2023 is the cumulative value of that hypothetical investment (with all dividends reinvested) as of December 29, 2023 (the last trading day in 2023). The amount shown for 2024 is the cumulative value of that hypothetical investment (with all dividends reinvested) as of December 31, 2024. For this purpose and for all years shown in the table, our performance peer group consists of APA Corporation, Chevron Corporation, Devon Energy Corporation, Diamondback Energy, Inc., EOG Resources, Inc., ExxonMobil Corporation, Hess Corporation, and Occidental Petroleum Corporation (see “Measuring Performance — Performance Peer Group” on page 82 for a description of how we select our performance peer group), and Peer Group TSR is weighted according to each peer’s stock market capitalization at the beginning of each annual period. While TSR for our peer group includes the S&P 500 Total Return Index for purposes of certain compensation decisions as discussed in “Measuring Performance — Performance Peer Group” on page 82, in accordance with SEC regulations the S&P 500 Total Return Index is not included in Peer Group TSR as shown in the table above. In October 2020, Chevron Corporation acquired Noble Energy, Inc. Prior to the acquisition, Noble Energy, Inc. was a member of our performance peer group, but after the acquisition, we retained only the combined company for the entire period so that Noble Energy, Inc. effectively ceased to be a member of the peer group retroactive to January 1, 2020. In 2023, we updated our performance peer group, removing Marathon Oil Corporation and adding Pioneer Natural Resources, to better align with our business and market capitalization. In May of 2024, ExxonMobil Corporation acquired Pioneer Natural Resources, and after the acquisition we retained only the combined company in our performance peer group. In November of 2024, we acquired Marathon Oil Corporation, eliminating our ability to separately measure the performance of the performance peer group that existed prior to our substitution of Pioneer Natural Resources for Marathon Oil Corporation.
(7)	Absolute Adjusted ROCE is measured over a one-year period as described in “Process for Determining Executive Compensation — Financial (VCIP and PSP)” and “Components of Executive Compensation — Performance-Based Pay Programs” on pages 79 and 72. See page 80 for how Adjusted ROCE is calculated. See Appendix A for non-GAAP reconciliations.

114     ConocoPhillips

Pay Versus Performance

Linking Pay and Performance

The items below represent the most important performance measures ConocoPhillips used to link company performance to compensation, as reflected in CAP, to the NEOs for the 2024 fiscal year.

TABULAR LIST OF PERFORMANCE MEASURES

●	Absolute Adjusted ROCE	●	Production
●	Capital	●	HSE
●	Operating and Overhead Costs	●	Strategic and Operational Milestones

Relationship between Compensation Actually Paid and TSR, Net Income, and Absolute Adjusted ROCE

The graphs below show the relationship between CAP and TSR, Net Income, and 1-Year absolute Adjusted ROCE.

COMPENSATION ACTUALLY PAID VS. COMPANY AND PEER TSR

For purposes of this chart, company TSR and peer TSR are calculated as described in footnotes (5) and (6) on page 114.

2025 Proxy Statement     115

Pay Versus Performance

COMPENSATION ACTUALLY PAID VS. NET INCOME

COMPENSATION ACTUALLY PAID VS. 1-YEAR ABSOLUTE ADJUSTED ROCE

Note: As discussed under “Components of Executive Compensation — Performance-Based Pay Programs” on page 72, the HRCC evaluates performance for purposes of PSP payouts using relative TSR and relative/absolute Adjusted ROCE measured over a three-year performance period because a multi-year performance period helps to focus management on longer-term results. Performance-based equity grants under the PSP are the largest individual component of target compensation for the NEOs (see “Majority of Executive Compensation is Performance Based” on page 71). One-year absolute Adjusted ROCE is used for purposes of evaluating VCIP payouts for 2024 (see “Process for Determining Executive Compensation — Financial (VCIP and PSP)” on page 79), and was selected for comparison because it complies with SEC guidance that indicates multi-year performance measures and measures that cross fiscal years should not be used in the Tabular List of Performance Measures or as the company-selected measure in the Pay Versus Performance Table.

For purposes of this chart, absolute Adjusted ROCE is calculated as described in footnote (7) on page 114.

See page 80 for how Adjusted ROCE is calculated. See Appendix A for non-GAAP reconciliations.

116     ConocoPhillips

Stock Ownership

Holdings of Major Stockholders

The following table sets forth information regarding persons whom we know to be the beneficial owners of more than five percent of our issued and outstanding common stock:

	Common Stock
Name and Address	Number of Shares(4)	Percent of Class(5)
The Vanguard Group(1)	109,815,887	8.6%
100 Vanguard Blvd. Malvern, PA 19355
BlackRock, Inc.(2)	98,276,158	7.7%
50 Hudson Yards New York, NY 10001
State Street Corporation(3)	71,554,551	5.6%
State Street Financial Center 1 Congress Street, Suite 1 Boston, MA 02114-2016

(1)	Based on Schedule 13G/A filed with the SEC on February 13, 2024, by The Vanguard Group.
(2)	Based on a Schedule 13G/A filed with the SEC on January 31, 2024, by BlackRock Inc., on behalf of itself, BlackRock (Luxembourg) S.A., BlackRock (Netherlands) B.V., BlackRock (Singapore) Limited, BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management North Asia Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd, BlackRock Institutional Trust Company, National Association, BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Limited, BlackRock Investment Management, LLC, BlackRock Japan Co., Ltd., BlackRock Life Limited, BlackRock Mexico Operadora, S.A. de C.V., Sociedad Operador.
(3)	Based on a Schedule 13G/A filed with the SEC on January 25, 2024, by State Street Corporation, on behalf of itself, State Street Corporation, SSGA Funds Management, Inc., State Street Global Advisors Europe Limited, State Street Global Advisors Limited, State Street Global Advisors Trust Company, State Street Global Advisors, Australia, Limited, State Street Global Advisors (Japan) Co., Ltd., State Street Global Advisors Asia Limited, State Street Global Advisors, Ltd., State Street Global Advisors Singapore Limited.
(4)	The number of shares reflected are solely based on and as of the date of such stockholders’ Schedule 13G filings with the SEC.
(5)	The percentages reflected are based on 1,271,093,274 shares of our common stock issued and outstanding as of February 18, 2025 for the purposes of this table.

Delinquent Section 16(a) Reports

We are not aware of any late or delinquent filings under Section 16(a) of the Securities Exchange Act of 1934, except for one Form 4 reporting one sale of common stock for Heather Hrap that was filed seven days late in February of 2024 due to administrative error.

2025 Proxy Statement     117

Stock Ownership

Securities Ownership of Officers and Directors

The following table sets forth the number of shares of our common stock beneficially owned at the end of trading on February 18, 2025, unless otherwise noted, by each ConocoPhillips director, each NEO, and all of our current directors and executive officers as a group. Together these individuals beneficially own less than 1 percent of our common stock. The table also includes information about stock options, restricted stock, and restricted and deferred stock units credited to the accounts of our directors and executive officers under various compensation and benefit plans. For purposes of this table, shares are considered to be “beneficially” owned if the person, directly or indirectly, has sole or shared voting or investment power with respect to such shares, or has the right to acquire such shares within 60 days of February 18, 2025.

	Number of Shares or Units
Name	Total Common Stock Beneficially Owned		Options Exercisable Within 60 Days(1)	Restricted/Deferred Stock Units(2)
D.V. Arriola	—		—	6,765
N.J. Connors	—		—	3,298
G. Huey Evans	—		—	49,518
J.A. Joerres	—		—	23,726
T.A. Leach	462,780		—	14,099
W.H. McRaven	—		—	22,583
S. Mulligan	1,974		—	23,230
A.N. Murti	21,500		—	54,820
R.A. Niblock	—		—	91,432
D.T. Seaton	2,500		—	14,450
R.A. Walker	44,900	(3)	—	14,450
R.M. Lance	147,557	(4)	1,326,700	286,108
W.L. Bullock, Jr.	60,548	(5)	152,200	51,624
N.G. Olds	22,823		12,150	19,829
K.B. Rose	35,153		—	20,038
A.M. O’Brien	13,340		—	—
Director Nominees and Executive Officers as a Group (21 Persons)	856,542		1,525,550	710,428

(1)	Includes beneficial ownership of shares of common stock that may be acquired within 60 days of February 18, 2025, through stock options awarded under compensation plans.
(2)	Includes vested restricted stock units and deferred restricted stock for which delivery of the underlying shares would occur more than 60 days after February 18, 2025 subject to a qualifying retirement occurring on or after that date and subject to earlier settlement following death. Does not include target performance share units that are subject to performance adjustment and vesting more than 60 days after February 18, 2025. Does not include Executive Restricted Stock Units that are not vested under retirement or other criteria as of February 18, 2025, and for which, if vested thereafter, settlement (except in the case of death) would occur more than 60 days after February 18, 2025.
(3)	Includes 6,900 shares held by a limited liability partnership (LLP) of which the reporting person exercises investment control. The partnership interest in the LLP are held by the reporting person and family trusts of which the reporting person is a trustee.
(4)	Includes 74,732 shares of common stock owned by the Lance Family Trust.
(5)	Includes 266 shares held in the William L. Bullock Family Trust, for which Mr. Bullock holds a Power of Attorney and is among the beneficiaries of the trust. Mr. Bullock disclaims beneficial ownership in the foregoing shares to the extent he does not have a pecuniary interest in such shares. Includes 41,254 shares held in the Sharon D. Bullock Family Trust. Mr. Bullock disclaims beneficial ownership of the securities held by the trust.

118    ConocoPhillips

Equity Compensation Plan Information

The following table sets forth information about ConocoPhillips’ common stock that may be issued under all existing equity compensation plans as of December 31, 2024:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders(1)	9,105,937	(3)	$43.16	(4)	35,171,806	(5)
Equity compensation plans not approved by security holders	—		—		—
Total	9,105,937		$43.16		35,171,806

(1)	Includes awards issued from the 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips, which was approved by stockholders on May 16, 2023, including subplans for awards for certain non-U.S. locations; the 2014 Omnibus Stock and Performance Incentive Plan of ConocoPhillips, which was approved by stockholders on May 13, 2014; the 2011 Omnibus Stock and Performance Incentive Plan of ConocoPhillips, which was approved by stockholders on May 11, 2011; the 2009 Omnibus Stock and Performance Incentive Plan of ConocoPhillips, which was approved by stockholders on May 13, 2009; and the 2004 Omnibus Stock and Performance Incentive Plan of ConocoPhillips, which was approved by stockholders on May 5, 2004. After approval of the 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips, no additional awards may be granted under the 2014, 2011, 2009, or 2004 Omnibus Stock and Performance Incentive Plans of ConocoPhillips.
(2)	Excludes 835,266 outstanding awards that may be settled in ConocoPhillips common stock and that were issued under plans assumed in mergers and acquisitions. None of the assumed outstanding awards are stock options. No additional awards may be granted under the assumed plans.
(3)	Does not include awards that are settled in cash only, such as certain performance share unit awards settled in cash. Includes 2,051,075 shares subject to nonqualified stock options and 7,054,862 shares subject to RSUs, including deferred awards and reinvested dividend equivalents, as applicable.
(4)	Reflects the weighted average exercise price of outstanding nonqualified stock options and does not include awards, such as stock settled RSUs, for which no exercise price is payable.
(5)	The securities remaining available for future issuance under the 2023 Omnibus Stock and Performance Incentive Plan may be issued in the form of stock options, stock appreciation rights, stock awards (including awards and rights under subplans for certain non-U.S. locations), stock units, and stock settled performance shares. Securities remaining available for future issuance take into account the maximum shares available under the 2023 Omnibus Stock and Performance Incentive Plan as approved by shareholders; less outstanding equity awards made under the plan since the date the board adopted the plan; plus awards under the plan and its predecessor plans that became available due to forfeiture, cancelation, or cash settlement after the date of board adoption, up to the shareholder approved maximum.

2025 Proxy Statement    119

Item 4: Adoption of Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions

What am I Voting On?

You are voting on a proposal to approve an Amended and Restated Certificate of Incorporation that eliminates the supermajority voting provisions currently included in the ConocoPhillips’ Amended and Restated Certificate of Incorporation (the “Certificate”), as described in detail below.

What are the supermajority voting provisions currently included in the Certificate?

ConocoPhillips’ current stockholder-approved Certificate provides that if certain actions are to be taken by stockholders, those actions will require the approval of more than a majority vote by stockholders. Specifically:

●	Paragraph (C)(2)(b) of Article IV currently provides that the affirmative vote of 80% of the votes entitled to be cast is required to alter, amend or adopt any provision inconsistent with or repeal (i) Article I (which provides the name of the corporation); (ii) Article V (which deals with provisions relating to the constitution of the Board of Directors, including size of the Board, election of directors, term of office, filling of vacancies and removal of directors); (iii) Article VII (which prevents stockholder action by written consent and provides for actions to be taken at a duly called annual or special meeting); (iv) Article IX (which provides for the exculpation of liability for directors); or (v) such paragraph (C)(2)(b) of Article IV.
●	Paragraph (E)(1) of Article V currently provides that the affirmative vote of 80% of the votes entitled to be cast is required to amend, repeal or adopt any by-law inconsistent with (i) certain provisions of the Amended and Restated By-Laws of ConocoPhillips (the “By-Laws”) relating to stockholders’ ability to act by written consent, annual and special meetings, size of the board and nomination and qualification of directors, filling of board vacancies and removal of directors or (ii) or such paragraph (E)(1) of Article V.
●	Article VIII currently provides that the affirmative vote of 80% of the votes entitled to be cast or the affirmative vote of 66 2/3 of the votes not beneficially owned by a “Related Party” is necessary to approve (i) certain business combination transactions with a “Related Party” (subject to certain exceptions, including an exception for transactions approved by the Board), or (ii) Article VIII.

In order to eliminate these supermajority voting provisions, ConocoPhillips’ Certificate must be amended. The amendments to the Certificate require the approval of both the Board and 80 percent of the outstanding shares of ConocoPhillips’ common stock entitled to vote on this matter.

Why did we have supermajority voting provisions in the Certificate, and why are we changing them now?

The supermajority voting provisions in ConocoPhillips Certificate and By-Laws relate to fundamental elements of our corporate governance and similar supermajority voting provisions can be found in the constituent documents of many publicly-traded companies. Such heightened voting thresholds seek to protect ConocoPhillips and its stockholders by reducing the likelihood of hostile third parties taking actions that may be inconsistent with the best interests of, or otherwise be harmful to ConocoPhillips, its stockholders and other stakeholders and require that that a broad base of stockholder support exists before certain matters can be deemed approved and implemented.

120    ConocoPhillips

Item 4: Adoption of Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions

A nonbinding stockholder proposal to eliminate the supermajority voting provisions and adopt simple majority voting provisions was included in ConocoPhillips’ 2024 Proxy Statement. In the course of its review of these voting provisions and in connection with such stockholder proposal, the Committee on Directors’ Affairs and the Board carefully considered the advantages and disadvantages of the heightened voting standards and the Board determined it would support the proposal and, provided there was sufficient stockholder support, take steps to implement the proposal.

Approximately 99 percent of shares voted at the 2024 annual meeting were voted in favor of the proposal. In response, the Board, on the recommendation of the Committee on Directors’ Affairs, has approved the Amended and Restated Certificate of Incorporation, as well as a form of Amended and Restated By-Laws (such Amended and Restated By-Laws only to become effective upon the approval of the Amended and Restated Certificate of Incorporation by the stockholders) and has determined to recommend to the ConocoPhillips’ stockholders that they vote in favor of the Amended and Restated Certificate of Incorporation.

What changes would be made to the Certificate?

If the proposed Amended and Restated Certificate of Incorporation is approved, the supermajority voting provisions referenced above would be replaced with a simple majority voting standard, which requires the approval of the majority of votes cast (except where a different standard is required by law). In addition to amending the heightened voting standards, the Board is also recommending certain changes to the Certificate to streamline the language and eliminate outdated references. In addition, the Board has approved analogous changes to the By-Laws, pending approval of the proposed Amended and Restated Certificate of Incorporation by stockholders.

A complete copy of the proposed Amended and Restated Certificate of Incorporation is attached as Appendix B. For your convenience, Appendix B is marked to indicate the changes from the current Certificate.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of the holders of not less than 80% of the outstanding shares of ConocoPhillips’ common stock entitled to vote on this matter. Abstentions, broker non-votes and failures to vote have the same effect as a vote against this Proposal 4. If approved, the Amended and Restated Certificate of Incorporation will become effective upon filing with the Secretary of State of the State of Delaware, which ConocoPhillips would intend to do promptly after the Annual Meeting.

In the event that the required vote is not achieved to approve the amendments to the Certificate, the current Certificate will stay in place, and the changes to the By-Laws that were approved by the Board dependent upon the approval of the amendment to the Certificate shall not go into effect. The supermajority provisions in both the Certificate and By-Laws will not be eliminated.

FOR	The Board recommends you vote FOR the adoption of an Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements in the current ConocoPhillips’ Certificate.

2025 Proxy Statement    121

Stockholder Proposal

We expect Item 5 to be presented by a stockholder at the Annual Meeting. Following SEC rules, other than minor formatting changes, we are reprinting the stockholder proposal and supporting statement, including any graphics, as they were submitted to us. All statements contained in the stockholder proposal and supporting statements are the sole responsibility of the proponents, we take no responsibility for them. Upon oral or written request to the Secretary at the address listed under How to Reach Our Corporate Secretary on page 126, we will provide the addresses and shareholdings (to our company’s knowledge) of the proponents of any stockholder proposal presented at the Annual Meeting.

122    ConocoPhillips

Item 5: Stockholder Proposal — Remove Emissions Reduction Targets

National Legal and Policy Center (NLPC), located at 107 Park Washington Court, Falls Church, Virginia 22046, has notified ConocoPhillips that they intend to present the following proposal at the Annual Meeting. NLPC has indicated that it holds the requisite number of shares of ConocoPhillips common stock in accordance with Rule 14a-8 requirements.

What am I Voting On?

Stockholders are being asked to vote on the following resolution:

Whereas: An alleged “scientific consensus”1 2 claims anthropogenically driven climate change will result in catastrophic impacts to the environment, to the planet, and to humans. However, research increasingly shows worst-case scenarios are unlikely, and the potential consequences of carbon dioxide emissions (aka “plant food”) have been greatly overstated.[3]

Corporate greenhouse gas (GHG) emissions reduction targets are usually guided by the Paris Agreement, which is heavily informed by the Intergovernmental Panel on Climate Change.[4] These targets are neither legally binding nor legitimized by scientific evidence.

Hydrocarbons are reliable and cost-efficient. Renewable energy will not replace hydrocarbons in the near future, if ever.[5] The competitors of ConocoPhillips Company (“ConocoPhillips” or the “Company”) are betting big on continued demand for oil and gas.[6]

Supporting Statement: ConocoPhillips has adopted greenhouse gas (GHG) emissions reduction targets7 under the auspices of aligning with an activist-driven climate agenda, which lacks a basis in definitive, actionable science. The Company states that “the findings of the Intergovernmental Panel on Climate Change that greenhouse gas (GHG) emissions from the use of fossil fuels contribute to increases in global temperatures.”8 Further, the Company states:9

We acknowledge the importance that current science places on limiting global average temperature increases to below 2-degree Celsius compared to pre-industrial times, and to achieve that, current science shows that global GHG emissions need to reach net-zero in the second half of this century. We support the Paris Agreement as a welcomed global policy response to that challenge.

ConocoPhillips’s embrace of politically-driven climate alarmism will destroy shareholder resources both in the short and long run. The Company has only two paths to reduce greenhouse gas emissions: investing in carbon capture and storage technology, or reducing oil and gas production.10 CCS projects are unprofitable without government subsidies,11 12 which are unlikely to remain in their current form under the new presidential administration.13 That leaves the Company

[1]	https://www.mdpi.com/2225-1154/11/11/215
[2]	https://nypost.com/2023/08/09/climate-scientist-admits-the-overwhelming-consensus-is-manufactured/
[3]	https://judithcurry.com/2023/03/28/uns-climate-panic-is-more-politics-than-science/
[4]	https://www.ipcc.ch/sr15/faq/faq-chapter-1/
[5]	https://www.forbes.com/sites/rrapier/2024/04/26/us-oil-and-gas-production-are-ahead-of-last-years-record-pace/
[6]	https://www.alpha-sense.com/blog/trends/energy-mergers-and-acquisitions-boom/
[7]	https://www.conocophillips.com/sustainability/low-carbon-technologies/scope-1-and-2-emissions-reduction-activities/
[8]	https://www.conocophillips.com/sustainability/integrating-sustainability/sustainable-development-governance/policies-positions/climate-change-position/
[9]	Ibid
[10]	https://commissionshift.org/news/new-report-carbon-capture-sequestration/
[11]	https://commissionshift.org/news/new-report-carbon-capture-sequestration/
[12]	https://www.cnbc.com/2024/11/12/exxon-ceo-says-trump-should-keep-us-involved-in-global-effort-to-address-climate-change.html
[13]	https://www.theguardian.com/environment/2024/nov/14/trump-clean-energy-climate-policies

2025 Proxy Statement     123

Item 5: Stockholder Proposal — Remove Emissions Reduction Targets

with one path: reducing oil and gas investment. ConocoPhillips has always been an oil and gas company; Reducing production would destroy shareholder resources.

Contrarily, ConocoPhillips recently completed a $22.5 billion acquisition of Marathon Oil Corporation 14 – one of its largest competitors in upstream production – which signals that the Company does not take its emissions reduction rhetoric and actions seriously, as it plans to double-down on oil and gas production.15 If ConocoPhillips sincerely believed in the necessity of an energy transition,16 it would not stake its future on a massive long-term bet on oil and gas.

Resolved: Shareholders request the Company to remove all emissions reduction targets covering greenhouse gas emissions of the Company’s operations and energy products.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Our Board’s Statement in Opposition

WHAT DOES THE BOARD RECOMMEND?

The Board recommends you vote AGAINST this proposal for the following reasons:

The Board has carefully considered the recommendations set forth in the proposal and we believe the changes suggested are not in the best interest of ConocoPhillips or our stockholders for the following reasons:

Our 2030 targets are fit for purpose, responsive to stakeholder expectations, and good for business.

Our 2030 targets are based on our current asset portfolio and our view of the energy transition where oil and gas continue to make up a significant proportion of the energy mix for the coming decades. The targets inform asset-level emissions reduction efforts and support innovation on efficiency, GHG regulatory risk mitigation and climate-related risk management throughout the lifecycle of our assets across global operations. Our target framework is reviewed annually with the board and adjusted as necessary. We recognize that many uncertainties may influence our progress, including the pace of technology development, climate policy, regulatory changes, offset market developments, rate of return of low carbon investments, and the size and composition of transition demand. Core to our ability to navigate this future uncertainty is our use of scenario analysis, the thoughtful application of which is important for strategic planning.

Our emissions reduction efforts are aligned with our company strategy and with the long-term interests of our stockholders.

ConocoPhillips continues to be guided by our value proposition of superior returns to stockholders through price cycles while executing against our Triple Mandate, which sets out three objectives to align our actions with the underlying realities of our business and demonstrates our commitment to create long-term value for our stockholders. Our Triple Mandate includes reliably and responsibly delivering oil and gas production to meet global energy demand, delivering competitive returns on and of capital for our stockholders, and working to meet our previously established emissions-reduction targets. Consistent with our philosophy of managing climate-related risks and opportunities in line with our strategy and risk management process, our GHG emissions reduction targets remain aligned with our value proposition and Triple Mandate (see page 4).

[14]	https://www.conocophillips.com/news-media/story/conocophillips-completes-acquisition-of-marathon-oil-corporation/
[15]	https://www.conocophillips.com/news-media/story/conocophillips-completes-acquisition-of-marathon-oil-corporation/
[16]	https://www.conocophillips.com/sustainability/managing-climate-related-risks/strategy/plan-for-the-net-zero-energy-transition/

124     ConocoPhillips

Item 5: Stockholder Proposal — Remove Emissions Reduction Targets

An overwhelming majority of our stockholders support our emissions reduction targets.

We regularly meet with stockholders on a variety of topics, including our climate-related risks and associated target framework. In recent years, during these engagements, an overwhelming majority of stockholders have expressed support for our GHG target framework as well as our actions to reduce Scope 1 and Scope 2 emissions. We have had consistent support from stockholders on our approach to target setting, dating back to our first target set in 2017. Stockholders understand that our targets are set in line with business planning and outlooks for markets, technology and policy. For more information on our stockholder engagement, see “Stockholder Engagement and Board Responsiveness” beginning on page 43.

Our acquisition of Marathon Oil Corporation is consistent with our emissions reduction targets.

Our recent acquisition of Marathon Oil fits within our target framework and is fully aligned with our commitment to develop assets that have a low cost of supply and low GHG intensity, as these are most likely to compete in any future energy transition pathway. Because our 2030 targets are set on an intensity basis, we are able to respond to our sector’s dynamic business environment where plans, technology, prices, industry structure and costs all change rapidly.

AGAINST	For the foregoing reasons, the Board recommends you vote AGAINST this stockholder proposal.

2025 Proxy Statement     125

Submission of Future Stockholder Proposals and Nominations

Rule 14a-8 Stockholder Proposals

Under SEC rules, if you want us to include a proposal in our proxy statement for the 2026 Annual Meeting of Stockholders, our Corporate Secretary must receive the proposal by December 1, 2025. Any such proposal should comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act.

Proxy Access Nominations

Under our proxy access By-Law, a stockholder or a group of up to 20 stockholders, owning at least 3 percent of our stock continuously for at least three years and complying with the other requirements set forth in the By-Laws, may nominate up to two individuals (or 20 percent of the Board, if greater) for election as a director at an annual meeting and have those nominees included in our proxy statement. Any proxy access nomination notice for our 2026 proxy statement must be delivered to the Corporate Secretary between November 1, 2025, and December 1, 2025.

Other Proposals/Nominations Under the Advance Notice By-Law

Under our By-Laws and as SEC rules permit, stockholders must follow certain procedures to nominate a person for election as a director (other than proxy access nominations) at an annual or special meeting or to introduce an item of business at an annual meeting.

These procedures require proposing stockholders to submit the proposed nominee or item of business by delivering a notice to the Corporate Secretary. Assuming our 2025 Annual Meeting convenes as currently scheduled, we must receive notices for the 2026 Annual Meeting between January 13, 2026, and February 12, 2026.

In addition to satisfying the foregoing requirements under ConocoPhillips’ By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees for the 2026 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 14, 2026.

How to Reach Our Corporate Secretary

Any notice or request that you wish to deliver to our Corporate Secretary should be sent to the following address: Corporate Secretary, ConocoPhillips, P.O. Box 4783, Houston, TX 77210-4783.

As required by Article II of our By-Laws, a notice of a proposed nomination must include information about the nominating stockholder(s) and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the stockholder in the business, and certain other information about the stockholder. You can obtain a copy of ConocoPhillips’ By-Laws by writing the Corporate Secretary or on our website under “Investors > Corporate Governance.”

126     ConocoPhillips

Available Information and Q&A About the Annual Meeting and Voting

Available Information

SEC rules require us to provide an annual report to stockholders who receive this Proxy Statement. Additional printed copies of the Annual Report, as well as our Corporate Governance Guidelines, Code of Business Ethics and Conduct, charters for each of our Board committees, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including the financial statements and the financial statement schedules, are available without charge to stockholders upon written request to the ConocoPhillips Shareholder Relations Department, P.O. Box 2197, Houston, Texas 77252-2197 or via our website at www.conocophillips.com. We will furnish the exhibits to our Annual Report upon payment of our copying and mailing expenses.

Attending the Annual Meeting

Will the Annual Meeting be in person?

The 2025 Annual Meeting will be a virtual meeting, conducted exclusively via live audio webcast at www.virtualshareholdermeeting.com/COP2025. There will not be a physical location for the 2025 Annual Meeting, and you will not be able to attend the 2025 Annual Meeting in person. You will be able to attend the Annual Meeting online and be able to vote your shares electronically at the Annual Meeting (other than shares held through our employee benefit plans, which must be voted prior to the meeting).

Why is this Meeting Virtual only?

The Board believes that holding the Annual Meeting in a virtual format supports an efficient use of company resources and allows stockholders to attend with fewer expenses and logistical issues than an in-person meeting.

The Board intends that the virtual meeting format provides a level of transparency as close as possible to the traditional in-person meeting format, and we take the following steps to achieve this:

●	Providing the opportunity for stockholders to submit questions electronically during the meeting by visiting www.virtualshareholdermeeting.com/COP2025.
●	Providing the opportunity for stockholders to submit questions in advance of the meeting by visiting www.conocophillips.com/annualmeeting.
●	Answering questions in accordance with our Meeting Procedures and Rules of Conduct in the time allotted for the meeting without discrimination.
●	Publishing questions submitted in accordance with our Meeting Procedures and Rules of Conduct along with answers after the meeting, including questions that were not addressed during the meeting.
●	Providing several meeting opportunities with stockholders as part of our ongoing stockholder engagement to address matters of governance or other appropriate topics (see “Stockholder Engagement in 2024” on page 66).

2025 Proxy Statement     127

Available Information and Q&A About the Annual Meeting and Voting

Who can attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a ConocoPhillips stockholder at the close of business on March 21, 2025, or you hold a valid proxy. You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/COP2025. You also will be able to vote your shares electronically at the Annual Meeting (other than shares held through our employee benefit plans, which must be voted prior to the meeting).

To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability, on your proxy card or on the instructions that accompanied your proxy materials.

The Annual Meeting webcast will begin promptly at 9:00 a.m., Central Daylight Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:30 a.m., Central Daylight Time, and you should allow ample time for the check-in procedures.

What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.

What is the Annual Meeting website and how can I access it?

All stockholders can visit the Annual Meeting website at www.conocophillips.com/annualmeeting.

On our Annual Meeting website, you can vote your proxy, submit questions in advance of the Annual Meeting, view a live webcast of the Annual Meeting, access copies of our Proxy Statement and Annual Report and other information about ConocoPhillips, and elect to view future proxy statements and annual reports online instead of receiving paper copies in the mail.

Stockholders of Record and Beneficial Stockholders: Know Which One You Are

What is the difference between holding shares as a stockholder of record and as a beneficial stockholder?

If your shares are registered directly in your name with Computershare Trust Company, N.A., our registrar and transfer agent, you are considered a stockholder of record with respect to those shares. If your shares are held in a brokerage account or bank, you are considered the “beneficial owner” or “street name” holder of those shares.

What is a broker non-vote?

Brokers may use their discretion to vote shares held in street name on matters considered “routine” under NYSE rules. Brokers may not vote shares held in street name on non-routine matters unless they have received voting instructions from the beneficial owners. Shares that are not voted on non-routine matters are called broker non-votes.

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Available Information and Q&A About the Annual Meeting and Voting

Who Can Vote and How

Who is entitled to vote?

You may vote if you were the record owner of ConocoPhillips common stock as of the close of business on March 21, 2025. Each share of common stock is entitled to one vote. As of March 21, 2025, we had 1,264,165,351 shares of common stock outstanding and entitled to vote.

How do I vote?

Stockholders of Record: You can vote either using the Internet during the meeting or by proxy. If you vote by proxy, you still are entitled (but not required) to attend the meeting virtually. Even if you plan to attend the meeting virtually, we encourage you to vote your shares in advance.

This Proxy Statement, the accompanying proxy card, and our 2024 Annual Report are being made available to stockholders online at www.proxyvote.com.

Vote your shares as follows. In all cases, have your proxy card in hand.

Beneficial Stockholders: If you hold your ConocoPhillips stock in street name, your ability to vote by telephone or over the Internet depends on your broker’s voting process. Please follow the directions on your proxy card or voting instruction card carefully. Please provide your voting instructions so your vote can be counted on all matters to be considered at the meeting.

By Mailing Your Proxy Card If you elected to receive a hard copy of your proxy materials, fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage paid envelope.	By Telephone (800) 690-6903 Dial toll-free 24/7	By Internet Using Your Computer Visit 24/7 www.proxyvote.com

How do I vote if I hold my stock through ConocoPhillips’ employee benefit plans?

If you hold your stock through ConocoPhillips’ employee benefit plans, you must do one of the following:

●	Vote online (instructions are in the email sent to you or on the notice and access form);
●	Vote by telephone (instructions are on the notice and access form); or
●	If you received a hard copy of your proxy materials, fill out the enclosed voting instruction card, date and sign it, and return it in the enclosed postage-paid envelope.

You will receive a separate voting instruction card for each employee benefit plan under which you hold stock. Please pay close attention to the deadline for returning your voting instruction card to the plan trustee. Different plans may have different deadlines.

What if I am a stockholder of record and return my proxy but do not vote for some of the matters listed on my proxy card?

If you return a signed proxy card without indicating your vote, your shares will be voted “FOR” each of the director nominees listed on the card, “FOR” the ratification of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm, “FOR” the approval of the compensation of our Named Executive Officers, “FOR” the approval of an Amended and Restated Certificate of Incorporation to eliminate supermajority voting provisions and “AGAINST” the stockholder proposal to Remove Emissions Reduction Target.

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Available Information and Q&A About the Annual Meeting and Voting

Will my shares be voted if I do not provide my proxy and do not participate in the Annual Meeting?

If you are a record owner and do not provide a proxy or vote your shares during the meeting, your shares will not be voted.

If you hold your shares in street name, your broker has the authority to vote your shares for certain routine matters even if you do not provide voting instructions. This year, only the ratification of Ernst & Young LLP as our independent registered public accounting firm for 2025 is considered a routine matter. If you do not give your broker instructions on how to vote your shares on other matters, the broker cannot vote on those proposals, resulting in a broker non-vote.

As more fully described on your proxy card, if you hold your shares through certain ConocoPhillips employee benefit plans and do not vote your shares, your shares (along with all other shares in the plan for which votes are not cast) may be voted pro rata by the trustee in accordance with the votes directed by other participants in the plan.

How are abstentions and broker non-votes counted?

Abstentions and broker non-votes are counted in determining whether a quorum is present. Otherwise, broker non-votes will have no effect on the vote for any proposal. In contrast, abstentions will have the same effect as a vote “AGAINST” a proposal.

Can I change my vote?

You can change your vote at any time before the polls close at the Annual Meeting. You can do this by:

●	Voting again by telephone or over the Internet prior to 11:59 p.m. EDT on May 12, 2025;
●	Signing another proxy card with a later date and returning it to us prior to the meeting; or
●	Voting again during the meeting.

Who counts the votes?

We have hired Broadridge Financial Solutions, Inc. to count the votes represented by proxies and cast by ballot.

James D. Gaughan of Gaughan ADR has been appointed to act as Inspector of Election.

When will the voting results be announced?

We will announce the preliminary voting results during the Annual Meeting. We will report the final results on our website and in a Current Report on Form 8-K filed with the SEC within four business days following the meeting.

Will my vote be confidential?

All stockholder proxies, ballots, and tabulations that identify stockholders will be maintained in confidence. No such document will be available for examination, and the identity and vote of any stockholder will not be disclosed, except as necessary to meet legal requirements and to allow the inspectors of election to certify the results of the vote. Occasionally, stockholders provide written comments on their proxy card that may be forwarded to management.

Business to Take Place at the Meeting

How many votes must be present to hold the Annual Meeting?

In order for us to hold our meeting, holders of a majority of our outstanding shares of common stock as of March 21, 2025 must be present at the meeting. This is referred to as a quorum. Your shares are counted as present at the Annual Meeting if you participate in the meeting and vote electronically, or if you properly return a proxy by Internet, telephone, or mail.

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Available Information and Q&A About the Annual Meeting and Voting

What are my voting choices for each of the proposals to be voted on at the 2025 Annual Meeting of Stockholders and how does the Board recommend I vote my shares?

1 Election of 12 Directors

●  vote in favor of all nominees;

●  vote in favor of specific nominees;

●  vote against all nominees;

●  vote against specific nominees;

●  abstain from voting with respect to all nominees; or

●  abstain from voting with respect to specific nominees.

For information, see page 14.

	The Board recommends you vote FOR each nominee standing for election as director.	FOR

2 Ratification of Independent Registered Public Accounting Firm

● vote in favor of the ratification; ● vote against the ratification; or ● abstain from voting on the ratification. For information, see page 59.	The Audit and Finance Committee recommends you vote FOR the ratification.	FOR

3 Advisory Approval of the Compensation of the Named Executive Officers

● vote in favor of the advisory proposal; ● vote against the advisory proposal; or ● abstain from voting on the advisory proposal. For information, see page 61.	The Board recommends you vote FOR the advisory approval of executive compensation.	FOR

4 Adoption of Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions

● vote in favor of the proposal; ● vote against the proposal; or ● abstain from voting on the proposal. For information, see page 120.	The Board recommends you vote FOR this proposal.	FOR

5 Stockholder Proposal — Remove Emissions Reduction Targets*

● vote in favor of the proposal; ● vote against the proposal; or ● abstain from voting on the proposal. For information, see page 123.	The Board recommends you vote AGAINST this proposal.	AGAINST

*	We will provide the share ownership of the primary filer submitting this proposal promptly upon a stockholder’s request.

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Available Information and Q&A About the Annual Meeting and Voting

Which proposals to be voted on at the meeting are considered “routine” and which are “non-routine”?

The ratification of Ernst & Young LLP as our independent registered public accounting firm for 2025 is the only routine matter to be presented at the Annual Meeting, and the only matter on which brokers may vote on behalf of beneficial owners who have not provided voting instructions.

All other matters to be presented at the Annual Meeting are non-routine. Brokers will not be allowed to vote on these other proposals without specific voting instructions from beneficial owners.

How many votes are needed to approve each of the proposals?

Each of the director nominees requires the affirmative “FOR” vote of a majority of the votes cast at the annual meeting. Approval of Item 4 requires the affirmative vote of holders of not less than 80 percent of the outstanding shares of ConocoPhillips’ common stock entitled to vote on this matter. All other proposals submitted require the affirmative “FOR” vote of a majority of those shares present or represented by proxy at the meeting and entitled to vote on the proposal.

Could other matters be decided at the Annual Meeting?

We are not aware of any other matters to be presented at the meeting. If any matters are properly brought before the Annual Meeting, the individuals named in your signed proxy are authorized to vote in accordance with their best judgment.

Is there a policy about attendance by directors at the Annual Meeting?

Directors are expected to attend the Annual Meeting of Stockholders. All of the individuals who were seeking reelection attended the 2024 annual meeting, with the exception of Nelda J. Connors, who was appointed to the Board on September 3, 2024.

Proxies

Who is soliciting my proxy?

The Board of Directors of ConocoPhillips is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders.

How can I revoke my proxy?

You can revoke your proxy by sending written notice of revocation to our Corporate Secretary so that it is received prior to the close of business on May 12, 2025.

What is the cost of this proxy solicitation?

Our directors, officers, and employees may solicit proxies by mail, by email, by telephone, or in person. Those individuals will receive no additional compensation for solicitation activities. We will request banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of common stock held of record by those entities, and we will, upon request, reimburse reasonable forwarding expenses. We will pay the costs of preparing, printing, assembling, and mailing the proxy materials used in the solicitation of proxies. In addition, we have hired Alliance Advisors to assist us in soliciting proxies, which it may do by mail, telephone, or in person. We anticipate paying Alliance Advisors a fee of $20,000, plus expenses.

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Available Information and Q&A About the Annual Meeting and Voting

Ways to Get Our Proxy Statement and Annual Report

How can I access ConocoPhillips’ proxy materials and Annual Report electronically?

This Proxy Statement, the accompanying proxy card, and our 2024 Annual Report are available to stockholders online at www.proxyvote.com.

Most stockholders can elect to view future proxy statements and annual reports online instead of receiving paper copies in the mail. If you are a record owner of ConocoPhillips stock, you can choose this option and save us the cost of producing and mailing these documents by following the instructions on your proxy card or those provided when you vote by telephone or over the Internet. If you hold your ConocoPhillips stock in street name, please refer to the information provided by your broker for instructions on how to elect to view future proxy statements and annual reports electronically.

If you choose to view future proxy statements and annual reports electronically, you will receive a Notice of Internet Availability next year in the mail containing the applicable Internet address. Your choice will remain in effect unless you change it; you do not have to elect Internet access each year. If you change your mind and would like to receive paper copies of our proxy statements and annual reports, you can request both by phone at (800) 579-1639, by email at sendmaterial@proxyvote.com, and online at www.proxyvote.com. You will need the 16-digit control number located on your Notice of Internet Availability to request a package. You will also have an opportunity to request future proxy statements and annual reports by mail.

Why did my household receive a single set of proxy materials?

SEC rules permit us to deliver a single copy of an annual report and proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This benefits both you and ConocoPhillips, as it eliminates duplicate mailings and reduces our printing and mailing costs. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If your household received a single set of proxy materials, but you would prefer to receive your own copy, please contact Broadridge Householding Department, by calling their toll-free number, 1-866-540-7095 or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. You will be removed from the householding program within 30 days of receipt of your instructions, at which time you will then be sent separate copies of the documents.

If you hold your stock in street name, you may receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings on request. You may need to contact your broker directly if you want to discontinue duplicate mailings to your household.

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Appendix A

Non-GAAP Financial Measures

Adjusted Earnings

Adjusted Earnings is calculated by removing the impact of special items from reported earnings. Special items are items that management believes are unusual or nonrecurring and not indicative of our core operating results or business outlook over the long term. Management believes adjusted earnings is useful to investors in evaluating our operating results, understanding our operating trends across periods on a consistent basis, and providing comparability with the performance of peer companies.

Adjusted EPS

Adjusted EPS is a measure of the company’s diluted net earnings per share excluding special items. Special items are items that management believes are unusual or nonrecurring and not indicative of our core operating results or business outlook over the long term. Management believes adjusted earnings per share is useful to investors in evaluating our operating results, understanding our operating trends across periods on a consistent basis and providing comparability with the performance of peer companies.

Cash from Operations (CFO)

Cash from operations (CFO) is calculated by removing the impact from operating working capital from cash provided by operating activities. The company believes that the non-GAAP measure cash from operations is useful to investors to help understand changes in cash provided by operating activities excluding the impact of working capital changes across periods on a consistent basis and with the performance of peer companies in a manner that, when viewed in combination with the company’s results prepared in accordance with GAAP, provides a more complete understanding of the factors and trends affecting the company’s business and performance.

Free Cash Flow

Free Cash Flow is defined as cash from operations net of capital expenditures and investments. The company believes free cash flow is useful to investors in understanding how existing cash from operations is utilized as a source for sustaining our current capital plan and future development growth. Free cash flow is not a measure of cash available for discretionary expenditures since the company has certain non-discretionary obligations such as debt service that are not deducted from the measure.

Return on Capital Employed (ROCE)

Return on capital employed (ROCE) is a measure of the profitability of the company’s capital employed in its business operations compared with that of its peers. The company calculates ROCE as a ratio, the numerator of which is net income, and the denominator of which is average total equity plus average total debt. The net income is adjusted for after-tax interest expense, for the purposes of measuring efficiency of debt capital used in operations; net income is also adjusted for non-operational or special items impacts to allow for comparability in the long-term view across periods. The company believes ROCE is a good indicator of long-term company and management performance as it relates to capital efficiency, both absolute and relative to the company’s primary peer group.

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Appendix A

Adjusted Return on Capital Employed (also referred to as Cash Adjusted Return on Capital Employed)

Adjusted Return on Capital Employed (ROCE) or cash adjusted ROCE is a measure of the profitability of the company’s capital employed in its business operations compared with that of its peers. The basis of cash adjusted ROCE utilizes ROCE as defined above and further adjusts for cash and cash equivalents, restricted cash, and short-term investments as well as the after-tax Interest income generated by these capital sources, as the company may retain these sources for other strategic purposes and not fully employ such capital for use in operations. As such, cash adjusted ROCE is useful for comparability across periods that may be cyclically impacted by significant cash-related transactions. When evaluating ROCE on a relative basis, it cannot be adjusted to exclude after tax interest income because this data is not publicly available for all of our peers.

Non-GAAP Reconciliations

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO CASH FROM OPERATIONS (“CFO”) TO FREE CASH FLOW

	For the Year Ended	For the Year Ended	For the Year Ended
$ Millions, Except as Indicated	12/31/2022	12/31/2023	12/31/2024
Net Cash Provided by Operating Activities	28,314	19,965	20,124
Adjustments:
Net operating working capital changes	(234)	(1,382)	(181)
Cash from operations	28,548	21,347	20,305
Capital expenditures and investments	(10,159)	(11,248)	(12,118)
Free Cash Flow	18,389	10,099	8,187

RECONCILIATION OF EARNINGS TO ADJUSTED EARNINGS AND EPS TO ADJUSTED EPS

	For the Year Ended
	12/31/2024
Consolidated	Pre-tax	Income tax	After-tax	Per share of common stock (dollars)
Earnings (loss)			9,245	7.81
Adjustments:
(Gain) loss on asset sales	(86)	20	(66)	(0.06)
Tax adjustments	—	(76)	(76)	(0.06)
Deferred Tax Adjustments	—	(28)	(28)	(0.02)
Tax adjustment -acquisition related	—	(423)	(423)	(0.36)
Transaction and integration expenses	542	(76)	466	0.39
(Gain) loss on debt extinguishment	173	(26)	147	0.12
(Gain) loss in interest rate hedge(1)	(35)	7	(28)	(0.02)
Pending claims and settlements	(16)	(33)	(49)	(0.04)
Impairments	47	(11)	36	0.03
Adjusted earnings (loss)			9,224	7.79
(1)	Interest rate hedging (gain) loss from PALNG 1 investment.

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Appendix A

RECONCILIATION OF RETURN ON CAPITAL EMPLOYED (ROCE)

For the Year Ended
$ Millions, Except as Indicated	12/31/2024
Numerator
Net Income	9,245
Adjustment to exclude special items	(21)
After-tax interest expense	631
ROCE Earnings	9,855
Denominator
Average total equity(1)	51,497
Average total debt(2)	19,176
Average capital employed	70,673
ROCE (percent)	14%
(1)	Average total equity is the average of beginning and ending total equity by quarter.
(2)	Average total debt is the average of beginning and ending long-term debt and short-term debt by quarter.

RECONCILIATION OF ADJUSTED RETURN ON CAPITAL EMPLOYED

	2020	2021	2022	2023	2024
Numerator
Net Income Attributable to ConocoPhillips	(2,701)	8,079	18,680	10,957	9,245
Adjustment to exclude special items	1,661	(79)	(1,340)	(342)	(21)
Net income attributable to noncontrolling interests	46	-	-	-
After-tax interest expense	637	698	641	616	631
After-tax interest income	(77)	(26)	(152)	(324)	(318)
ROCE Earnings	(434)	8,672	17,829	10,907	9,537
Denominator
Average total equity(1)	31,520	42,293	48,801	47,925	51,497
Average total debt(2)	15,123	19,338	17,742	17,470	19,176
Average total cash(3)	(7,427)	(8,430)	(8,589)	(8,444)	(6,591)
Average capital employed	39,216	53,201	57,953	56,951	64,082
Adjusted ROCE (percent)	(1.1)%	16.3%	30.8%	19.2%	14.9%
(1)	Average total equity is the average of beginning total equity and ending total equity by quarter.
(2)	Average total debt is the average of beginning long-term debt and short-term debt and ending long-term debt and short-term debt by quarter.
(3)	Average total cash is the average of beginning cash, cash equivalents, restricted cash and short-term investments and ending cash, cash equivalents, restricted cash and short-term investments by quarter.

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Appendix A

Other Measures

Resources

The company estimates its total resources based on the Petroleum Resources Management System (PRMS), a system developed by industry that classifies recoverable hydrocarbons into commercial and sub-commercial to reflect their status at the time of reporting. Proved, probable, and possible reserves are classified as commercial, while remaining resources are categorized as sub-commercial or contingent. The company’s resource estimate includes volumes associated with both commercial and contingent categories. The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves. U.S. investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC.

Cost of Supply

Cost of supply is the WTI equivalent price that generates a 10 percent after-tax return on a point-forward and fully burdened basis. Fully burdened includes capital infrastructure, foreign exchange, price-related inflation, G&A, and carbon tax (if currently assessed). If no carbon tax exists for the asset, carbon pricing aligned with internal energy scenarios is applied. All barrels of resource in the cost of supply calculation are discounted at 10 percent.

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Appendix B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF CONOCOPHILLIPS

The name of this corporation on the date of the filing of its original Certificate of Incorporation of the corporation with the Secretary of State of the State of Delaware on November 16, 2001 was CorvettePorsche Corp. The present name of the corporation is ConocoPhillips. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”), and the Amended and Restated Certificate of Incorporation of the corporation as heretofore in effect is hereby further amended and restated so as to read in its entirety as follows:

FIRST: The name of the Corporation is ConocoPhillips (hereinafter the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is Corporation Service Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “DGCL”).

FOURTH: A. AUTHORIZED SHARES. The total number of shares of stock that the Corporation shall have authority to issue is 3,000,000,000 (three billion) of which (i) 2,500,000,000 (two billion, five hundred million) shares shall be shares of Common Stock, par value $.01 per share (the “Common Stock”), and (ii) 500,000,000 (five hundred million) shares shall be shares of Preferred Stock, par value $.01 per share (the “Preferred Stock”). The number of authorized shares of any of the Preferred Stock or the Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock or the Common Stock voting separately as a class shall be required therefor.

B. PREFERRED STOCK. The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, and the voting powers, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The voting powers, preferences and relative, participating, optional and other special rights, if any, of each series of Preferred Stock, and any qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

C. COMMON STOCK.

(1) Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Restated Certificate of Incorporation (“Certificate of Incorporation”), holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock of any corporation or property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in all such dividends and other distributions.

(2) (a) At every meeting of the stockholders of the Corporation every holder of Common Stock shall be entitled to one vote in person or by proxy for each share of Common Stock standing in his or her name on the transfer books of the Corporation in connection with the election of directors and all other matters submitted to a vote of stockholders; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designation relating to any

138    ConocoPhillips

Appendix B

series of Preferred Stock~~)~~ (a “Certificate of Designation”)) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) or pursuant to the DGCL.

(b) ~~The affirmative vote of shares representing not less than 80% of the votes entitled to be cast by the Voting Stock shall be required to alter, amend or adopt any provision inconsistent with or repeal Article FIFTH, Article SEVENTH or Article NINTH or any provision of this paragraph (C)(2)(b), and the affirmative vote of shares representing not less than 80% of the votes entitled to be cast by the Voting Stock, acting on the unanimous recommendation of the entire Board of Directors, shall be required to alter, amend or adopt any provision inconsistent with or repeal Article FIRST. “Voting Stock” shall mean the then outstanding shares of capital stock~~ “Voting Stock” shall mean the then outstanding shares of capital stock of the Corporation entitled to vote generally on the election of directors and shall exclude any class or series of capital stock only entitled to vote in the event of dividend arrearages thereon, whether or not at the time of determination there are any such dividend arrearages.

(c) Every reference in this Certificate of Incorporation to a majority or other proportion of shares, or a majority or other proportion of the votes of shares, of Voting Stock shall refer to such majority or other proportion of the votes to which such shares of Voting Stock are entitled.

(d) ~~At~~Except as otherwise provided by applicable law or this Certificate of Incorporation, at any meeting of stockholders, the presence in person or by proxy of the holders of ~~shares of capital stock entitled to cast~~ a majority of ~~all~~ the ~~votes which could be cast at such meeting by the holders of all of the outstanding shares of capital stock of the Corporation~~Voting Stock entitled to vote at such meeting shall constitute a quorum at such meeting.

(3) In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment in full of the amounts required to be paid to the holders of Preferred Stock, the remaining assets and funds of the Corporation shall be distributed pro rata to the holders of Common Stock. For purposes of this paragraph (C)(3), the voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation or a consolidation or merger of the Corporation with one or more other corporations or other entities (whether or not the Corporation is the corporation surviving such consolidation or merger) shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

(4) (a) All rights to vote and all voting power (including, without limitation thereto, the right to elect directors) shall be vested exclusively in the holders of Common Stock, except as otherwise expressly provided in this Certificate of Incorporation~~, in a~~ (including any Certificate of Designation ~~with respect to any Preferred Stock~~) or as otherwise expressly required by applicable law.

(b) No stockholder shall be entitled to exercise any right of cumulative voting.

FIFTH: A. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The total number of directors constituting the entire Board shall be not less than six nor more than twenty as determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors. ~~Effective at the annual meeting of stockholders scheduled to be held in 2009 and at each annual meeting of stockholders thereafter, all~~Each director ~~nominees~~ shall ~~stand~~be elected for ~~election to terms~~a term expiring at the ~~next succeeding~~ annual meeting~~, with each director to~~ following his or her election and shall hold office until his or her successor shall have been duly elected and qualified, subject, however, to ~~prior~~his or her earlier death, resignation, removal or departure from the Board of Directors ~~for other cause. The term of each director serving as of and immediately following the date of the 2008 annual meeting of stockholders shall expire at the next annual meeting of stockholders after such date, notwithstanding that such director may have been elected for a term that extended beyond the date of such annual meeting of stockholders~~. Unless otherwise required by law, any vacancy on the Board of Directors or newly created directorship may be filled only by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and ~~the directors~~any director so chosen shall hold office until the ~~next election~~annual meeting following his or her appointment and until ~~their successors are~~his or her successor is duly elected and qualified, ~~or until their~~subject, however, to his or her earlier death, resignation, removal or departure from the Board of Directors ~~for other cause~~.

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Appendix B

Notwithstanding the foregoing, whenever the holders of outstanding shares of one or more series of Preferred Stock are entitled to elect a director or directors of the Corporation separately as a series or together with one or more other series pursuant to a resolution of the Board of Directors providing for the establishment of such series or any Certificate(s) of Designation, such director or directors shall not be subject to the foregoing provisions of this Article FIFTH, and the election, term of office, removal and filling of vacancies in respect of such director or directors shall be governed by the resolution of the Board of Directors ~~so~~ providing for the establishment of such series and the terms of such Certificate(s) of Designation and by applicable law.

B. ~~Subject to~~ Unless otherwise provided by applicable law~~,~~ or this Certificate of Incorporation, any director or the entire Board of Directors may be removed with or without cause~~, such removal to be~~ by the affirmative vote of the ~~shares representing at least~~holders of a majority of the ~~votes entitled to be cast by the~~ Voting Stock.

Notwithstanding the foregoing, whenever holders of outstanding shares of one or more series of Preferred Stock are entitled to elect directors of the Corporation pursuant to the provisions applicable in the case of arrearages in the payment of dividends or other defaults contained in the resolution or resolutions of the Board of Directors providing for the establishment of any such series, any such director of the Corporation so elected may be removed in accordance with the provisions of such resolution or resolutions.

C. There shall be no limitation on the qualification of any person to be a director or on the ability of any director to vote on any matter brought before the Board or any Board committee, except (i) as required by applicable law, (ii) as set forth in this Certificate of Incorporation or (iii) any By-Law adopted by the Board of Directors with respect to the eligibility for election as a director or the qualification for continuing service as a director upon reaching a specified age or, in the case of employee directors, with respect to the qualification for continuing service of directors upon ceasing employment from the Corporation.

D. Except as (i) required by applicable law or (ii) set forth in this Certificate of Incorporation, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors.

E. The following provisions are inserted for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

(1) The By-Laws of the Corporation may be adopted, altered, amended or repealed (i) by the affirmative vote of ~~the shares~~holders of Voting Stock representing a majority of the Voting Stock casting votes ~~entitled to be cast by the Voting Stock~~thereon; PROVIDED, HOWEVER, that ~~any proposed alteration, amendment or repeal of, or the adoption~~in the case of any ~~By-Law inconsistent with, Section 3, 7, 10 or 11 of Article II of the By-Laws or Section 1, 2 or 11 of Article III of the By-Laws or Section 4, 5 or 12 of Article IV of the By-Laws (in each case, as in effect on the date hereof), or the alteration, amendment or the repeal of, or the adoption of any provision inconsistent with this sentence, by the stockholders shall require the affirmative vote of shares representing not less than 80% of the votes entitled to be cast by the Voting Stock; and PROVIDED, FURTHER, HOWEVER, that in the case of any such~~ stockholder action at a special meeting of stockholders to alter, amend or repeal, or to adopt, any By-Law, notice of ~~the~~such proposed alteration, amendment, repeal or adoption of the new By-Law or By-Laws must be contained in the notice of such special meeting, or (ii) by action of the Board of Directors of the Corporation ~~except as otherwise specified in Section 12 of Article IV of the By-Laws~~.

(2) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate of Incorporation, and any By-Laws adopted by the stockholders; PROVIDED, HOWEVER, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

SIXTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

140    ConocoPhillips

Appendix B

SEVENTH: Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of such holders and may not be effected by a consent in writing by such holders in lieu of such a meeting. Except as otherwise required by law, special meetings of stockholders of the Corporation for any purpose or purposes may be called only by the Board of Directors pursuant to a resolution stating the purpose or purposes thereof or by the Chairman of the Board of Directors of the Corporation and any power of stockholders to call a special meeting is specifically denied. No business other than that stated in the notice of such meeting shall be transacted at any special meeting.

EIGHTH: A. Subject to Section 253 of the DGCL, in addition to any ~~affirmative~~greater or additional vote that may be required by applicable law, this Certificate of Incorporation or the By-Laws of the Corporation, and except as otherwise expressly provided in paragraph (B) of this Article EIGHTH:

(i) any merger or consolidation of the Corporation or any subsidiary of the Corporation with or into (A) any Related Person or (B) any Person that is an Affiliate of a Related Person; or

(ii) any sale, lease, exchange, transfer or other disposition by the Corporation to any Related Person or any Affiliate of any Related Person of all or substantially all of the assets of the Corporation; or

(iii) any reclassification of securities (including any reverse stock split) or recapitalization of the Corporation for which the approval of shareholders of the Corporation is otherwise required, or any merger, consolidation or share exchange of the Corporation with any of its subsidiaries for which the approval of shareholders of the Corporation is otherwise required, which has the effect, either directly or indirectly, of increasing by more than 1% the proportionate share of the Common Stock or Voting Stock Beneficially Owned by any Related Person or any Affiliate of any Related Person; or

(iv) any dissolution of the Corporation voluntarily caused or proposed by or on behalf of a Related Person or any Affiliate of any Related Person,

shall require the affirmative vote of shares representing (x) not less than ~~80%~~a majority of the ~~votes entitled to be cast by the~~ Voting Stock casting votes thereon and (y) not less than ~~66-2/3%~~a majority of the votes ~~entitled to be~~ cast by the ~~Voting Stock~~holders of shares of capital stock not Beneficially Owned, directly or indirectly, by any Related Person, with respect to such Business Combination. Such affirmative vote shall be required, notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law, elsewhere in this Certificate of Incorporation, in the By-Laws of the Corporation or in any agreement with any national securities exchange or otherwise.

B. The provisions of paragraph (A) shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law, the By-Laws of the Corporation and any other provision of the Certificate of Incorporation, if all of the conditions specified in either of the following paragraphs (B)(i) and (B)(ii) are met:

(i) the cash, property, securities or other consideration to be received per share by each holder of shares of any outstanding class or series of Voting Stock in the Business Combination is, with respect to each such class or series, either (A) the same in form and amount per share as the highest consideration paid by the Related Person in a tender or exchange offer in which such Related Person acquired at least 50% of the outstanding ~~stock~~shares of such class or series of Voting Stock and which was consummated not more than one year prior to the date of such Business Combination, or if earlier, the entering into of a definitive agreement providing therefor or (B) not less in amount (as to cash) or Fair Market Value (as to consideration other than cash) as of the date of the determination of the Highest Per Share Price (as to property, securities or other consideration) than the Highest Per Share Price applicable to such class or series of shares of Voting Stock; PROVIDED THAT, in the event of any Business Combination in which the Corporation survives, any shares retained by the holders thereof shall constitute consideration other than cash for purposes of this paragraph (B)(i); or

(ii) a majority of the Continuing Directors shall have expressly approved such Business Combination either in advance of or subsequent to such Related Person’s having become a Related Person.

In the case of any Business Combination with a Related Person to which paragraph (B)(ii) above does not apply, a majority of the Continuing Directors, promptly following the request of a Related Person, shall determine the Highest Per Share Price for each class or series of stock of the Corporation. Such determination shall be announced not less than five days prior to the meeting at which holders of shares vote on the Business Combination. Such determination

2025 Proxy Statement    141

Appendix B

shall be final, unless the Related Person becomes the Beneficial Owner of additional shares of Common Stock after the date of the earlier determination, in which case the Continuing Directors shall make a new determination as to the Highest Per Share Price for each class or series of shares prior to the consummation of the Business Combination.

A Related Person shall be deemed to have acquired a share at the time that such Related Person became the Beneficial Owner thereof. With respect to shares owned by Affiliates, Associates and other Persons whose ownership is attributable to a Related Person, if the price paid by such Related Person for such shares is not determinable by a majority of the Continuing Directors, the price so paid shall be deemed to be the higher of (i) the price paid upon the acquisition thereof by the Affiliate, Associate or other Person or (ii) the Share Price of the shares in question at the time when the Related Person became the Beneficial Owner thereof.

C. For purposes of this Article EIGHTH and notwithstanding anything to the contrary set forth in this Certificate of Incorporation:

(i) The term “Affiliate,” used to indicate a relationship to a specified Person, shall mean a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

(ii) The term “Associate,” used to indicate a relationship with a specified Person, shall mean (A) any corporation, partnership, limited liability company, association, joint venture or other organization (other than the Corporation or any wholly owned subsidiary of the Corporation) of which such specified Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities; (B) any trust or other estate in which such specified Person has a beneficial interest of 10% or more or as to which such specified Person serves as trustee or in a similar fiduciary capacity; (C) any Person who is a director or officer of such specified Person or any of its parents or subsidiaries (other than the Corporation or any wholly owned subsidiary of the Corporation); and (D) any relative or spouse of such specified Person or of any of its Associates, or any relative of any such spouse, who has the same home as such specified Person or such Associate.

(iii) A Person shall be a “Beneficial Owner” of any stock (A) which such Person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or (B) which such Person or any of its Affiliates or Associates has, directly or indirectly, (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (2) the right to vote pursuant to any agreement, arrangement or understanding; or (C) which is beneficially owned, directly or indirectly, by any other Person, with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of such stock; or (D) of which such Person would be the Beneficial Owner pursuant to the terms of Rule 13d-3 of the Exchange Act, as in effect on September 30, 1998. Stock shall be deemed “Beneficially Owned” by the Beneficial Owner or Owners thereof.

(iv) The term “Business Combination” shall mean any transaction which is referred to in any one or more of clauses (i) through (iv) of paragraph (A) of this Article EIGHTH.

(v) The term “Continuing Director” shall mean, with respect to a Business Combination with a Related Person, any director of the Corporation who is unaffiliated with the Related Person and was a director prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with the Related Person and is recommended or nominated to succeed a Continuing Director by a majority of the Continuing Directors. Without limiting the generality of the foregoing, a director shall be deemed to be affiliated with a Related Person if such director (A) is an officer, director, employee or general partner of such Related Person; (B) is an Affiliate or Associate of such Related Person; (C) is a relative or spouse of such Related Person or of any such officer, director, general partner, Affiliate or Associate; (D) performs services, or is a member, employee, greater than 5% stockholder or other equity owner of any organization (other than the Corporation and its subsidiaries) which performs services for such Related Person or any Affiliate of such Related Person, or is a relative or spouse of any such Person; or (E) was nominated for election as a director by such Related Person.

(vi) The term “Fair Market Value” shall mean, in the case of securities, the average of the closing sales prices during the 30-day period immediately preceding the date in question of such security on the principal United States securities exchange registered under the Exchange Act on which such security is listed (or the composite tape therefor)

142    ConocoPhillips

Appendix B

or, if such securities are not listed on any such exchange, the average of the last reported sales price (if so reported) or the closing bid quotations with respect to such security during the 30-day period preceding the date in question on the New York Stock Exchange or, if no such quotations are available, the fair market value on the date in question of such security as determined in good faith by a majority of the Continuing Directors; and in the case of property other than cash or securities, the fair market value of such property on the date in question as determined in good faith by a majority of the Continuing Directors.

(vii) The term “Highest Per Share Price” shall mean, with respect to a Related Person, the highest price that can be determined to have been paid or agreed to be paid for any share or shares of any class or series of Voting Stock by such Related Person in a transaction that either (1) resulted in such Related Person’s Beneficially Owning 15% or more of such class or series of Voting Stock outstanding or (2) was effected at a time when such Related Person Beneficially Owned 15% or more of such class or series of Voting Stock outstanding, in either case occurring not more than one year prior to the date of the Business Combination. In determining the Highest Per Share Price, appropriate adjustment will be made to take into account (w) distributions paid or payable in stock, (x) subdivisions of outstanding stock, (y) combinations of shares of stock into a smaller number of shares and (z) similar events.

(viii) The term “Person” shall mean any individual, corporation, limited liability company, association, partnership, joint venture, trust, estate or other entity or organization.

(ix) The term “Related Person” shall mean any Person (other than the Corporation or any subsidiary of the Corporation and other than any profit sharing, employee ownership or other employee benefit plan of the Corporation or any subsidiary of the corporation or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who or which (A) is the Beneficial Owner of 15% or more of any class or series of Voting Stock outstanding; or (B) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the Beneficial Owner of 15% or more of any class or series of Voting Stock outstanding. For the purposes of determining whether a Person is a Related Person, the number of shares of any class or series deemed to be outstanding shall include shares of such class or series of which the Person is deemed the Beneficial Owner, but shall not include any other shares which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, otherwise.

D. Nothing contained in this Article EIGHTH shall be construed to relieve any Related Person from any fiduciary obligation imposed by law.

~~E. Notwithstanding any other provision of this Certificate of Incorporation (and notwithstanding that a lesser percentage may be specified by law), the affirmative vote of shares representing (x) not less than 80% of the votes entitled to be cast by the Voting Stock voting together as a single class and (y) not less than 66-2/3% of the votes entitled to be cast by the Voting Stock not Beneficially Owned, directly or indirectly, by any Related Person shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article EIGHTH.~~

NINTH: To the fullest extent that the DGCL or any other law of the State of Delaware as it exists or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to or repeal of this Article NINTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed by the undersigned duly authorized officer on this day of     .

                                                                      ConocoPhillips

                                                                      By:

                                                                      Name:

                                                                      Title:

2025 Proxy Statement    143

Stockholder Information

ANNUAL MEETING

The ConocoPhillips Annual Meeting of Stockholders will be held:

Tuesday, May 13, 2025

Online at: www.virtualshareholdermeeting.com/ COP2025

Notice of the meeting and proxy materials are being sent to all stockholders.

DIRECT STOCK PURCHASE AND DIVIDEND REINVESTMENT PLAN

The ConocoPhillips Investor Services Program is a direct stock purchase and dividend reinvestment plan that offers stockholders a convenient way to buy additional shares and reinvest their common stock dividends. Purchases of company stock through direct cash payment are commission free. Please call Computershare to request an enrollment package:

Toll-free number: 800-356-0066

You may also enroll online at www.computershare.com/investor.

Registered stockholders can access important investor communications online and sign up to receive future stockholder materials electronically by following the enrollment instructions.

PRINCIPAL AND REGISTERED OFFICES

925 N. Eldridge Parkway
Houston, TX 77079
251 Little Falls Drive
Wilmington, DE 19808

STOCK TRANSFER AGENT AND REGISTRAR

Computershare
150 Royall Street
Suite 101
Canton, MA 02021
www.computershare.com

INFORMATION REQUESTS

For information about dividends and certificates, or to request a change of address form, stockholders may contact:

Computershare
150 Royall Street
Suite 101
Canton, MA 02021
and
P.O. Box 43078
Providence, RI 02940-3078
Toll-free number: 800-356-0066
Outside the U.S.: 201-680-6578

TDD for hearing impaired:
800-231-5469

TDD outside the U.S.: 201-680-6610
www.computershare.com/investor

Personnel in the following offices can also answer investors’ questions about the company:

Institutional Investors:

ConocoPhillips Investor Relations
16930 Park Row Drive
Houston, TX 77084
281-293-5000 investor.relations@conocophillips.com

Individual Investors:

ConocoPhillips Shareholder Relations
P.O. Box 2197
Houston, TX 77252-2197
281-293-6800
shareholder.relations@
conocophillips.com

COMPLIANCE AND ETHICS

For guidance, or to express concerns or ask questions about compliance and ethics issues, call ConocoPhillips’ Ethics Helpline toll-free at 877-327-2272, available 24 hours a day, seven days a week. The ethics office also may be contacted via email at ethics@conocophillips.com, online at www.conocophillips.ethicspoint.com or by mail at:

Attn: Corporate Ethics Office
ConocoPhillips
P.O. Box 2197
Houston, TX 77252-2197

COPIES OF PROXY STATEMENT AND ANNUAL REPORT

Copies of this Proxy Statement and the 2024 Annual Report, as filed with the U.S. Securities and Exchange Commission, are available for free by making a request on the company’s website, calling 918-661-3700 or writing:

ConocoPhillips Reports
B-17 Plaza Office Building
315 S. Johnstone Ave.
Bartlesville, OK 74004

WEBSITE

www.conocophillips.com

The site includes resources of interest to investors, including news releases and presentations to securities analysts; copies of ConocoPhillips’ annual reports and proxy statements; reports to the U.S. Securities and Exchange Commission; and data on ConocoPhillips’ health, safety, and environmental performance.

144    ConocoPhillips

ConocoPhillips 2024 Notable Recognitions and Achievements

●	Awarded Gold Standard Reporting by OGMP 2.0
●	Fortune’s 2024 World’s Most Admired Companies
●	Forbes’ America’s Best Companies 2025

Explore
ConocoPhillips

Annual Report

The ConocoPhillips Annual Report and Form 10-K provides details on the company’s financial and operating performance, a letter from our chairman and chief executive officer, and additional shareholder information. conocophillips.com/annualreport

Managing Climate-Related Risks Report

Published annually to provide details on the company’s governance framework, risk management approach, strategy, key metrics and targets for climate-related issues. conocophillips.com/reports

Upcoming and Past Investor Presentations

Provides notice of future presentations and archived presentations dating back one year, including webcast replays, transcripts and slides. conocophillips.com/investors

Sustainability Report

Published annually to provide details on priority reporting issues for the company, a letter from our CEO and key environmental, social and governance metrics. conocophillips.com/reports

ConocoPhillips

© 2025 ConocoPhillips Company. All Rights Reserved.

16930 PARK ROW DR.

SPIRIT ONE, #15-N055

HOUSTON, TX 77084

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date. Have your Voting Direction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/COP2025

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your Voting Direction card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order for your vote to be counted, your Voting Direction card must be received no later than the day before the cut-off date or meeting date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V66207-P27724	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS VOTING DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONOCOPHILLIPS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1-4.
1.	ELECTION OF DIRECTORS.		For	Against	Abstain
Nominees:
	1a.	Dennis V. Arriola	☐	☐	☐

	1b.	Nelda J. Connors	☐	☐	☐

	1c.	Gay Huey Evans	☐	☐	☐

	1d.	Jeffrey A. Joerres	☐	☐	☐

	1e.	Ryan M. Lance	☐	☐	☐

	1f.	Timothy A. Leach	☐	☐	☐

	1g.	William H. McRaven	☐	☐	☐

	1h.	Sharmila Mulligan	☐	☐	☐

	1i.	Arjun N. Murti	☐	☐	☐

	1j.	Robert A. Niblock	☐	☐	☐

	1k.	David T. Seaton	☐	☐	☐

	1l.	R.A. Walker	☐	☐	☐

		For	Against	Abstain

2.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2025.	☐	☐	☐

3.	Advisory Approval of Executive Compensation.	☐	☐	☐

4.	Adoption of Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEM 5.		For	Against	Abstain

5.	Remove Emissions Reduction Targets.	☐	☐	☐

6.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V66208-P27724

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
MAY 13, 2025

The stockholder(s) hereby appoint(s) Kelly B. Rose, Whitney A. Cox and Heather G. Hrap, or any of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ConocoPhillips that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time, on May 13, 2025, via live webcast at www.virtualshareholdermeeting.com/COP2025, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS CONOCOPHILLIPS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE ADVISORY APPROVAL OF EXECUTIVE COMPENSATION, FOR THE ADOPTION OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING PROVISIONS, AND AGAINST THE REMOVE EMISSIONS REDUCTION TARGETS.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING DIRECTION CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Continued and to be signed on reverse side

16930 PARK ROW DR.

SPIRIT ONE, #15-N055

HOUSTON, TX 77084

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 8, 2025. Have your Voting Direction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 8, 2025. Have your Voting Direction card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order for your vote to be counted, your Voting Direction card must be received no later than May 8, 2025.

ATTEND THE MEETING

You may attend the meeting via the Internet at: www.virtualshareholdermeeting.com/COP2025

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V66213-Z89538	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS VOTING DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONOCOPHILLIPS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1-4.
1.	ELECTION OF DIRECTORS.		For	Against	Abstain
Nominees:
	1a.	Dennis V. Arriola	☐	☐	☐

	1b.	Nelda J. Connors	☐	☐	☐

	1c.	Gay Huey Evans	☐	☐	☐

	1d.	Jeffrey A. Joerres	☐	☐	☐

	1e.	Ryan M. Lance	☐	☐	☐

	1f.	Timothy A. Leach	☐	☐	☐

	1g.	William H. McRaven	☐	☐	☐

	1h.	Sharmila Mulligan	☐	☐	☐

	1i.	Arjun N. Murti	☐	☐	☐

	1j.	Robert A. Niblock	☐	☐	☐

	1k.	David T. Seaton	☐	☐	☐

	1l.	R.A. Walker	☐	☐	☐

		For	Against	Abstain

2.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2025.	☐	☐	☐

3.	Advisory Approval of Executive Compensation.	☐	☐	☐

4.	Adoption of Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEM 5.		For	Against	Abstain

5.	Remove Emissions Reduction Targets.	☐	☐	☐

6.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V66214-Z89538

ConocoPhillips Savings Plan

CONFIDENTIAL FIDUCIARY VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 13, 2025

The undersigned hereby directs that Fidelity Management Trust Company, Trustee of the ConocoPhillips Savings Plan (“Savings Plan”), vote a proportion of the shares of ConocoPhillips Common Stock representing the interest of Savings Plan participants who fail to give voting direction at the ConocoPhillips Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time, on May 13, 2025, via live webcast at www.virtualshareholdermeeting.com/COP2025, and at any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement. The proportion to which this direction applies equals the proportion of shares allocated to the Savings Plan account of the undersigned to the total shares allocated to the accounts of participants who provide fiduciary voting direction.

If Broadridge, the Tabulator for the Trustee, Fidelity Management Trust Company, does not receive this Voting Direction card by May 8, 2025 at 11:59 p.m. ET, if you do not fill in any boxes on the back of this card, if you return this card unsigned, or if you do not vote by Internet or telephone on or before May 8, 2025, any shares in the Savings Plan that you otherwise could have directed will be directed by other eligible participants who elect to direct such shares.

Important Information - I understand that by electing to direct the Trustee’s vote of shares which do not represent my own part of the Savings Plan I become a fiduciary of the Savings Plan for voting such shares; that I must act in the best interests of all participants of the Savings Plan when giving directions for voting shares not representing my part of the Savings Plan; that I have read and understand my duties as a fiduciary as they are described on pages 26 and 27 of the Savings Plan Summary Plan Description dated January 1, 2022; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card and NOT voting by Internet or telephone.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

This package contains your confidential Voting Direction card to instruct the Trustee of the Savings Plan how to vote the shares of ConocoPhillips Common Stock in the Savings Plan reflecting the interest of Savings Plan participants who fail to give voting direction. Also enclosed is the Company’s 2024 Annual Report along with the Notice and Proxy Statement for the 2025 Annual Meeting. Please use these documents to help you decide how to direct the way the Trustee (Fidelity Management Trust Company) should vote.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

16930 PARK ROW DR.

SPIRIT ONE, #15-N055

HOUSTON, TX 77084

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 8, 2025. Have your Voting Direction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 8, 2025. Have your Voting Direction card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order for your vote to be counted, your Voting Direction card must be received no later than May 8, 2025.

ATTEND THE MEETING

You may attend the meeting via the Internet at: www.virtualshareholdermeeting.com/COP2025

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V66205-Z89539-Z89541	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS VOTING DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONOCOPHILLIPS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1-4.
1.	ELECTION OF DIRECTORS.		For	Against	Abstain
Nominees:
	1a.	Dennis V. Arriola	☐	☐	☐

	1b.	Nelda J. Connors	☐	☐	☐

	1c.	Gay Huey Evans	☐	☐	☐

	1d.	Jeffrey A. Joerres	☐	☐	☐

	1e.	Ryan M. Lance	☐	☐	☐

	1f.	Timothy A. Leach	☐	☐	☐

	1g.	William H. McRaven	☐	☐	☐

	1h.	Sharmila Mulligan	☐	☐	☐

	1i.	Arjun N. Murti	☐	☐	☐

	1j.	Robert A. Niblock	☐	☐	☐

	1k.	David T. Seaton	☐	☐	☐

	1l.	R.A. Walker	☐	☐	☐

		For	Against	Abstain

2.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2025.	☐	☐	☐

3.	Advisory Approval of Executive Compensation.	☐	☐	☐

4.	Adoption of Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEM 5.		For	Against	Abstain

5.	Remove Emissions Reduction Targets.	☐	☐	☐

6.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V66206-Z89539-Z89541

ConocoPhillips Savings Plan
CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 13, 2025

The undersigned hereby directs that Fidelity Management Trust Company, Trustee of the ConocoPhillips Savings Plan (“Savings Plan”), vote all shares of ConocoPhillips Common Stock representing your interest in the Savings Plan (described on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time, on May 13, 2025, via live webcast at www.virtualshareholdermeeting.com/COP2025, and at any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Broadridge, the Tabulator for the Trustee, Fidelity Management Trust Company, does not receive this Voting Direction card by 11:59 p.m. ET on May 8, 2025, if you do not fill in any boxes on the back of this card, if you return this card unsigned, or if you do not vote by Internet or telephone on or before May 8, 2025, any shares in the Savings Plan that you otherwise could have directed will be directed by other eligible participants who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

This package contains your confidential Voting Direction card to instruct the Trustee of the Savings Plan how to vote the shares of ConocoPhillips Common Stock described on the back of the card representing your interest in the Savings Plan.

Also enclosed is the Company’s 2024 Annual Report along with the Notice and Proxy Statement for the 2025 Annual Meeting. Please use these documents to help you decide how to direct the way the Trustee (Fidelity Management Trust Company) should vote.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

16930 PARK ROW DR.

SPIRIT ONE, #15-N055

HOUSTON, TX 77084

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 8, 2025. Have your Voting Direction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 8, 2025. Have your Voting Direction card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order for your vote to be counted, your Voting Direction card must be received no later than May 8, 2025.

ATTEND THE MEETING

You may attend the meeting via the Internet at: www.virtualshareholdermeeting.com/COP2025

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V66205-Z89539-Z89541	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS VOTING DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONOCOPHILLIPS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1-4.
1.	ELECTION OF DIRECTORS.		For	Against	Abstain
Nominees:
	1a.	Dennis V. Arriola	☐	☐	☐

	1b.	Nelda J. Connors	☐	☐	☐

	1c.	Gay Huey Evans	☐	☐	☐

	1d.	Jeffrey A. Joerres	☐	☐	☐

	1e.	Ryan M. Lance	☐	☐	☐

	1f.	Timothy A. Leach	☐	☐	☐

	1g.	William H. McRaven	☐	☐	☐

	1h.	Sharmila Mulligan	☐	☐	☐

	1i.	Arjun N. Murti	☐	☐	☐

	1j.	Robert A. Niblock	☐	☐	☐

	1k.	David T. Seaton	☐	☐	☐

	1l.	R.A. Walker	☐	☐	☐

		For	Against	Abstain

2.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2025.	☐	☐	☐

3.	Advisory Approval of Executive Compensation.	☐	☐	☐

4.	Adoption of Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEM 5.		For	Against	Abstain

5.	Remove Emissions Reduction Targets.	☐	☐	☐

6.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V66206-Z89539-Z89541

ConocoPhillips Savings Plan
CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 13, 2025

The undersigned hereby directs that Fidelity Management Trust Company, Trustee of the ConocoPhillips Savings Plan (“Savings Plan”), vote all shares of ConocoPhillips Common Stock representing your interest in the Savings Plan (described on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time, on May 13, 2025, via live webcast at www.virtualshareholdermeeting.com/COP2025, and at any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Broadridge, the Tabulator for the Trustee, Fidelity Management Trust Company, does not receive this Voting Direction card by 11:59 p.m. ET on May 8, 2025, if you do not fill in any boxes on the back of this card, if you return this card unsigned, or if you do not vote by Internet or telephone on or before May 8, 2025, any shares in the Savings Plan that you otherwise could have directed will be directed by other eligible participants who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

This package contains your confidential Voting Direction card to instruct the Trustee of the Savings Plan how to vote the shares of ConocoPhillips Common Stock described on the back of the card representing your interest in the Savings Plan.

Also enclosed is the Company’s 2024 Annual Report along with the Notice and Proxy Statement for the 2025 Annual Meeting. Please use these documents to help you decide how to direct the way the Trustee (Fidelity Management Trust Company) should vote.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

16930 PARK ROW DR.

SPIRIT ONE, #15-N055

HOUSTON, TX 77084

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 6, 2025. Have your Voting Direction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 6, 2025. Have your Voting Direction card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order for your vote to be counted, your Voting Direction card must be received no later than May 6, 2025.

ATTEND THE MEETING

You may attend the meeting via the Internet at: www.virtualshareholdermeeting.com/COP2025

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V66215-Z89540	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS VOTING DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONOCOPHILLIPS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1-4.
1.	ELECTION OF DIRECTORS.		For	Against	Abstain
Nominees:
	1a.	Dennis V. Arriola	☐	☐	☐

	1b.	Nelda J. Connors	☐	☐	☐

	1c.	Gay Huey Evans	☐	☐	☐

	1d.	Jeffrey A. Joerres	☐	☐	☐

	1e.	Ryan M. Lance	☐	☐	☐

	1f.	Timothy A. Leach	☐	☐	☐

	1g.	William H. McRaven	☐	☐	☐

	1h.	Sharmila Mulligan	☐	☐	☐

	1i.	Arjun N. Murti	☐	☐	☐

	1j.	Robert A. Niblock	☐	☐	☐

	1k.	David T. Seaton	☐	☐	☐

	1l.	R.A. Walker	☐	☐	☐

		For	Against	Abstain

2.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2025.	☐	☐	☐

3.	Advisory Approval of Executive Compensation.	☐	☐	☐

4.	Adoption of Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEM 5.		For	Against	Abstain

5.	Remove Emissions Reduction Targets.	☐	☐	☐

6.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V66216-Z89540

CONOCOPHILLIPS UK, Australia, Norway Plans

CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 13, 2025

The undersigned hereby directs that Computershare Trustees Limited (or any successor or other applicable trustee, custodian, or broker, “Holder”) as record holder of shares under the U.K. ConocoPhillips Share Incentive Plan, ConocoPhillips Norway Stock Savings Plan, or ConocoPhillips Australian Employee Share Plan, vote shares of ConocoPhillips Common Stock (described on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time, on May 13, 2025, via live webcast at www.virtualshareholdermeeting.com/COP2025, and at any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

In order for your vote to be counted, Broadridge, the Tabulator for the Holder must receive this Voting Direction card no later than 11:59 p.m. ET on May 6, 2025. If Broadridge, the Tabulator for the Holder does not receive this Voting Direction card by 11:59 p.m. ET on May 6, 2025, if you do not fill in any boxes on the back of this card, if you return this card unsigned, or if you do not vote by Internet or telephone on or before May 6, 2025, any shares held in the ConocoPhillips Australian Employee Share Plan that you otherwise could have directed will be voted in the same proportion as the shares for which the Holder has received instructions. Any such shares held in the U.K. ConocoPhillips Share Incentive Plan or the ConocoPhillips Norway Stock Savings Plan will not be voted by the Holder.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Holder. The Holder will keep your voting instructions confidential.

This package contains your confidential Voting Direction card to instruct the Holder how to vote the shares of ConocoPhillips Common Stock described on the back of the card representing your interest in the applicable plan.

Also enclosed is the Company’s 2024 Annual Report along with the Notice and Proxy Statement for the 2025 Annual Meeting. Please use these documents to help you decide how to direct the way the Holder should vote.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

16930 PARK ROW DR.

SPIRIT ONE, #15-N055

HOUSTON, TX 77084

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 8, 2025. Have your Voting Direction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 8, 2025. Have your Voting Direction card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order for your vote to be counted, your Voting Direction card must be received no later than May 8, 2025.

ATTEND THE MEETING

You may attend the meeting via the Internet at: www.virtualshareholdermeeting.com/COP2025

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V66225-Z89782	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS VOTING DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONOCOPHILLIPS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1-4.
1.	ELECTION OF DIRECTORS.		For	Against	Abstain
Nominees:
	1a.	Dennis V. Arriola	☐	☐	☐

	1b.	Nelda J. Connors	☐	☐	☐

	1c.	Gay Huey Evans	☐	☐	☐

	1d.	Jeffrey A. Joerres	☐	☐	☐

	1e.	Ryan M. Lance	☐	☐	☐

	1f.	Timothy A. Leach	☐	☐	☐

	1g.	William H. McRaven	☐	☐	☐

	1h.	Sharmila Mulligan	☐	☐	☐

	1i.	Arjun N. Murti	☐	☐	☐

	1j.	Robert A. Niblock	☐	☐	☐

	1k.	David T. Seaton	☐	☐	☐

	1l.	R.A. Walker	☐	☐	☐

		For	Against	Abstain

2.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2025.	☐	☐	☐

3.	Advisory Approval of Executive Compensation.	☐	☐	☐

4.	Adoption of Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEM 5.		For	Against	Abstain

5.	Remove Emissions Reduction Targets.	☐	☐	☐

6.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V66226-Z89782

Marathon Oil Company Thrift Plan
CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 13, 2025

The undersigned hereby directs that Fidelity Management Trust Company, Trustee of the Marathon Oil Company Thrift Plan (“Thrift Plan”), vote all shares of ConocoPhillips Common Stock representing your interest in the Thrift Plan (described on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time, on May 13, 2025, via live webcast at www.virtualshareholdermeeting.com/COP2025, and at any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Broadridge, the Tabulator for the Trustee, Fidelity Management Trust Company, does not receive this Voting Direction card by 11:59 p.m. ET on May 8, 2025, if you do not fill in any boxes on the back of this card, if you return this card unsigned, or if you do not vote by Internet or telephone on or before May 8, 2025, any shares in the Thrift Plan that you otherwise could have directed will not be voted (unless otherwise required by law, in which case, the Trustee will vote such shares at its discretion).

The Thrift Plan sponsor has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

This package contains your confidential Voting Direction card to instruct the Trustee of the Thrift Plan how to vote the shares of ConocoPhillips Common Stock described on the back of the card representing your interest in the Thrift Plan.

Also enclosed is the Company’s 2024 Annual Report along with the Notice and Proxy Statement for the 2025 Annual Meeting. Please use these documents to help you decide how to direct the way the Trustee (Fidelity Management Trust Company) should vote.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE